EXHIBIT 10.42

                            ASSET PURCHASE AGREEMENT

                                     between

                         TEXAS INSTRUMENTS INCORPORATED,
                                  as Purchaser,

                                       and

                               HARRIS CORPORATION,

                 HARRIS ADVANCED TECHNOLOGY (MALAYSIA) SDN. BHD

                                       and

                       HARRIS SOUTHWEST PROPERTIES, INC.,
                                   as Sellers

                                October 23, 1998

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

I.    DEFINITIONS............................................................1

      1.1   DEFINITIONS......................................................1

II.   PURCHASE OF ASSETS.....................................................1

      2.1   PURCHASE AND SALE OF TRANSFERRED ASSETS..........................1
            (a)   Products...................................................1
            (b)   Inventories................................................2
            (c)   Expensed Assets............................................2
            (d)   [Intentionally omitted.]...................................2
            (e)   Component Testing Software and Hardware and Associated
                  Documentation..............................................2
            (f)   Product Software...........................................2
            (g)   Technical Data.............................................2
            (h)   Other Intellectual Property................................2
            (i)   Contracts..................................................2
            (j)   Books and Records..........................................3
      2.2   EXCLUDED ASSETS..................................................3
      2.3   NONASSIGNABLE CONTRACTS..........................................3
            (a)   Nonassignability...........................................3
            (b)   Sellers to Use Commercially Reasonable Efforts.............3
            (c)   If Waivers or Concents Cannot Be Obtained..................3

III.  ASSUMPTION OF LIABILITIES..............................................4

      3.1   ASSUMED LIABILITIES..............................................4
      3.2   RETAINED LIABILITIES.............................................4

IV.   PURCHASE PRICE.........................................................4

      4.1   PURCHASE PRICE...................................................4
      4.2   PAYMENTS OF PURCHASE PRICE.......................................4
      4.3   PHYSICAL INVENTORY AND INVENTORY TRANSFER PRICE..................5
      4.4   INVENTORY PAYMENT................................................5
      4.5   ALLOCATION OF PURCHASE PRICE.....................................5

V.    CLOSING................................................................6

      5.1   CLOSING..........................................................6
      5.2   DELIVERIES AT CLOSING............................................6
      5.3   DELIVERY OF PURCHASED ASSETS.....................................7
      5.4   CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER.................7
      5.5   CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS...................8

VI.   REPRESENTATIONS AND WARRANTIES OF SELLERS..............................9

      6.1   ORGANIZATION AND GOOD STANDING...................................9
      6.2   AUTHORIZATION AND EFFECT OF AGREEMENT............................9

      6.3   NO CONFLICTS.....................................................9
      6.4   NO THIRD PARTY OPTIONS..........................................10
      6.5   FINANCIAL DATA..................................................10
      6.6   [INTENTIONALLY OMITTED.]........................................10
      6.7   LITIGATION......................................................10
      6.8   TITLE TO AND CONDITION OF ASSETS................................10
      6.9   PRODUCTS........................................................10
      6.10  CONTRACTS.......................................................11
      6.11  DISTRIBUTORS AND CUSTOMERS......................................11
      6.12  YEAR 2000 COMPLIANCE............................................11
      6.13  DISCLOSURE......................................................11

VII.  REPRESENTATIONS AND WARRANTIES OF PURCHASER...........................12

      7.1   CORPORATE ORGANIZATION..........................................12
      7.2   AUTHORIZATION AND EFFECT OF AGREEMENT...........................12
      7.3   NO CONFLICTS....................................................12
      7.4   LITIGATION......................................................12
      7.5   DISCLAIMER......................................................12

VIII. PRE-CLOSING COVENANTS.................................................13

      8.1   ACCESS OF INFORMATION...........................................13
      8.2   CONDUCT OF BUSINESS.............................................13
      8.3   NOTIFICATION....................................................13
      8.4   NO INCONSISTENT ACTION..........................................13
      8.5   SATISFACTION OF CONDITIONS......................................14
      8.6   FILINGS.........................................................14
      8.7   PUBLICITY.......................................................14
      8.8   CUSTOMER RETENTION..............................................13

IX.   POST-CLOSING COVENANTS................................................14

      9.1   COVENANT NOT TO COMPETE.........................................15
      9.2   CONFIDENTIALITY.................................................15
      9.3   SPECIFIC PERFORMANCE: REFORMATION...............................15
      9.4   PRODUCT WARRANTY MATTERS........................................16
      9.5   MAINTENANCE OF BOOKS AND RECORDS................................16

X.    TERMINATION...........................................................17

      10.1  TERMINATION.....................................................17

XI.   SURVIVAL AND INDEMNIFICATION..........................................17

      11.1  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS...........17
      11.2  LIMITATIONS ON LIABILITY, WARRANTIES AND COVENANTS..............18
      11.3  INDEMNIFICATION.................................................18
      11.4  DEFENSE OF CLAIMS...............................................19

XII.  MISCELLANEOUS PROVISIONS..............................................21

      12.1  NOTICES.........................................................21
      12.2  EXPENSES........................................................22
      12.3  SUCCESSORS AND ASSIGNS..........................................22
      12.4  WAIVER..........................................................22
      12.5  ENTIRE AGREEMENT: DISCLOSURE SCHEDULES..........................22
      12.6  AMENDMENTS, SUPPLEMENTS,ETC.....................................22
      12.7  RIGHTS OF THE PARTIES...........................................23
      12.8  FURTHER ASSURANCES..............................................23
      12.9  APPLICABLE LAW..................................................23
      12.10 EXECUTION IN COUNTERPARTS.......................................23
      12.11 TITLES AND HEADINGS.............................................23
      12.12 INVALID PROVISIONS..............................................23
      12.13 BULK SALES......................................................23
      12.14 TRANSFERS.......................................................23
      12.15 TRANSFER TAXES..................................................24
      12.16 BROKERS.........................................................24
      12.17 ATTORNEYS' FEES.................................................24

Exhibits

Exhibit A - Definitions
Exhibit B - Intellectual Property Agreement
Exhibit C - Supply Agreement

                                                                        Military

                            ASSET PURCHASE AGREEMENT

      This ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 23, 1998, by and between Texas Instruments Incorporated, a Delaware corporation ("Purchaser"), on the one hand, and Harris Corporation, a Delaware corporation acting through its Semiconductor Sector ("Harris"), Harris Advanced Technology (Malaysia) Sdn. Bhd, a Malaysian corporation ("HAT"), and Harris Southwest Properties, Inc., a Delaware corporation ("HSP," with HSP, Harris and HAT sometimes referred to collectively as the "Sellers" and individually as a "Seller"), on the other hand.

                                    RECITALS:

      WHEREAS, Sellers presently conduct the business (the "Military Logic Business") of manufacturing, marketing and selling digital logic integrated circuits manufactured to military specifications, but excluding therefrom radiation hardened products (the "Military Logic Products"), all of which are listed by part number on Schedule 6.9(a) hereto; and

      WHEREAS, Sellers desire to sell and Purchaser desires to purchase the exclusive right to manufacture, market and sell the Military Logic Products and certain assets, rights and properties of Sellers used or useful in connection with the Military Logic Business, all on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                 I. DEFINITIONS

      1.1 Definitions. As used in this Agreement, unless the context otherwise requires, capitalized terms used in this Agreement shall have the meanings set forth on Exhibit A hereto.

                             II. PURCHASE OF ASSETS

      2.1 Purchase and Sale of Transferred Assets. On the terms and subject to the conditions hereof, at the Closing (as defined in Section 5.1), Sellers will sell, transfer, convey, assign and deliver, and Purchaser will purchase and accept, all of Sellers' right, title and interest in and to the rights, properties and assets described in this Section 2.1 (collectively, the "Transferred Assets"), free and clear of all Liens except Permitted Liens:

            (a) Products. All right, title and interest of Sellers in and to the Military Logic Products and the manufacture, marketing and sale thereof, including without limitation the part numbers and package designations associated therewith and samples of each Military Logic Product;

            (b) Inventories. All inventory of finished Military Logic Products and all inventory of probed Military Logic Product die, wherever located (the "Military Logic Product Inventory");

            (c) Expensed Assets. Certain expensed assets of Sellers used or held for use in connection with the Military Logic Business, as identified on
Schedule 2.1(c) hereto;

            (d) [Intentionally omitted.]

            (e) Component Testing Software and Hardware and Associated Documentation. All component software test programs used in the Military Logic Business, associated probe cards and final test fixtures (including diagrams thereof and associated documentation) used or useful in the design and manufacture of the Military Logic Products, including such as are identified on
Schedule 2.1(e) hereto (the "Testing Hardware and Software");

            (f) Product Software. All design, development, application and technical support software and associated documentation used or useful in the design and manufacture of the Military Logic Products, including such as are identified on Schedule 2.1(f) hereto (the "Product Software");

            (g) Technical Data. All technical information used or useful in the Military Logic Business (whether in written or electronic format) or relating to the Military Logic Products or to the manufacture, marketing and sale thereof, including such information identified on Schedule 2.1(g) hereto, and further including, without limitation, all test flows for probe and final test, yield data by device for wafer fab and final test, Military Logic Product data books or data sheets, outstanding specification waivers, outstanding product change notices, special current customer requirements, specific flow for current customers, characterization packets and electrical data logs, process and assembly qualification data, ESD data, all device revisions, all die revisions, die size, fabrication processes, layout rules for each technology, layout data by device, process parameter limits for each technology, process history data for each technology, process recipe modifications by device, mount and bond diagrams by device, quality reliability data and to the extent available, verification rules, schematics by device, SPICE models, materials list of packages, assembly diagrams and masks;

            (h) Other Intellectual Property.All other Intellectual Property (as defined in the IP Agreement) to be conveyed pursuant to Article II of the IP Agreement;

            (i) Contracts. Subject to Section 2.3, all rights and incidents of interest in and to all purchase orders for the purchase of Military Logic Products outstanding at the time of Closing and entered into in the ordinary course of business consistent with past practice (collectively, the "Military Logic Contracts"); and

            (j) Books and Records. All the books and records of the Military Logic Business to be transferred pursuant to Section 4.1(f) of the IP Agreement.

      2.2 Excluded Assets. No rights, properties or assets of Sellers shall be included in the Transferred Assets except to the extent expressly referenced in
Section 2.1. As an example, no
cash, work-in-process, receivables, fixtures, realty, capital assets, or management information systems are included as Transferred Assets. Purchaser shall not acquire under the terms of this Agreement any title or interest in the name "Harris" or "Harris Semiconductor" or Sellers' monograms, logos, trademarks, or any variations or combinations thereof. Purchaser, however, shall be entitled to (i) market and sell without alteration all Military Logic Product Inventory acquired hereunder and all Military Logic Products acquired under the terms of the Supply Agreement (as hereinafter defined), which the parties acknowledge shall bear Sellers' name and/or mark, (ii) continue to use, in connection with the manufacture, marketing and sale of Military Logic Products, all materials and supplies acquired hereunder and shall not be obligated to overstamp or otherwise alter such materials prior to use and (iii) otherwise use the above referenced Sellers' names and marks in accordance with the terms of the license contained in the IP Agreement.

      2.3 Nonassignable Contracts.

            (a) Nonassignability. To the extent that any Military Logic Contract to be assigned pursuant hereto is not capable of being assigned without the consent, approval or waiver of a third person or entity, nothing in this Agreement will constitute an assignment or require the assignment thereof except to the extent provided in this Section 2.3.

            (b) Sellers to Use Commercially Reasonable Efforts. Notwithstanding anything contained in this Agreement to the contrary, Sellers will not be obligated to assign to Purchaser any of their rights and obligations in and to any of the Military Logic Contracts referred to in Section 2.3(a) without first having obtained all consents, approvals and waivers necessary for such assignment; provided, however, that Sellers shall use commercially reasonable efforts to obtain all such consents, approvals and waivers prior to and, if the Closing occurs, after the Closing Date (as defined in Section 5.1).

            (c) If Waivers or Consents Cannot Be Obtained. To the extent that the consents, approvals and waivers referred to in Section 2.3(a) are not obtained by Sellers, Sellers shall use commercially reasonable efforts to (a) provide to Purchaser the financial and business benefits of any Military Logic Contract referred to in Section 2.3(a) and (b) and enforce, at the request and expense of Purchaser, for the account of Purchaser, any rights of Sellers arising from any such Military Logic Contract (including without limitation the right to elect to terminate such Military Logic Contract in accordance with the terms thereof upon the advice of Purchaser).

                         III. ASSUMPTION OF LIABILITIES

      3.1 Assumed Liabilities. As of the Closing, Purchaser will assume and thereafter, in due course, pay and fully satisfy the following liabilities and obligations of Sellers (the "Assumed Liabilities") and no other liabilities or obligations:

            (a) all liabilities and obligations for product warranty claims consistent with the terms and conditions set forth in Schedule 6.9(c) hereto arising from Military Logic Products produced or sold by Sellers prior to Closing, but not to exceed $10,000 in the aggregate;

            (b) all liabilities and obligations for distributor stock rotation returns and ship and debit claims for Military Logic Product sold by Sellers to the those distributors identified in Schedule 3.1(b) hereto (the "Specified Distributors") prior to Closing in accordance with Sellers' existing distributor arrangements as disclosed to Purchaser; and

            (c) all liabilities and obligations of Sellers under the Military Logic Contracts to the extent assigned to Purchaser, or if not so assigned, to the extent Purchaser has received the financial and business benefits thereof pursuant to Section 2.3(c), but in any event excluding any obligations arising from a breach of any Military Logic Contract prior to Closing.

      3.2 Retained Liabilities. Notwithstanding anything contained in this Agreement to the contrary, Purchaser does not assume or agree to pay, satisfy, discharge or perform and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the Closing pursuant to this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of Sellers (whether primary or secondary, direct or indirect, known or unknown, absolute or contingent, or otherwise/other than the Assumed Liabilities (such liabilities and obligations retained by Sellers being referred to herein as the "Retained Liabilities"). It is specifically agreed that Sellers shall remain liable for all the Retained Liabilities.

                               IV. PURCHASE PRICE

      4.1 Purchase Price. In consideration of the conveyance to Purchaser of the Transferred Assets and the other rights granted to Purchaser pursuant hereto and subject to the conditions and in accordance with terms hereof, Purchaser shall
(a) pay the Closing Date Payment and the Inventory Transfer Price to the designated Seller in accordance with Sections 4.2 and 4.4 (collectively, the "Purchase Price") and (b) assume the Assumed Liabilities.

      4.2 Payments of Purchase Price. (a) At the Closing, Purchaser will pay U.S. $6,000,000 (the "Closing Date Payment") to HSP by wire transfer.

            (b) At the Closing, Purchaser will pay U.S. $1,000,000 (the "Estimated Inventory Transfer Price") to Harris by wire transfer.

      4.3 Physical Inventory and Inventory Transfer Price. At the close of business on the Closing Date representatives of Sellers and Purchaser shall conduct a physical inventory of the Military Logic Product Inventory. Within 15 days following the Closing, Purchaser will deliver to Sellers a schedule reflecting all Military Logic Product Inventory of a merchantable quality that is confirmed by such physical inventory, priced in accordance with the pricing methodology set forth on Schedule 4.3 hereto (the "Product Inventory Schedule"). If Sellers do not deliver a written objection to the Product Inventory Schedule (specifying the basis therefor) within 10 days following delivery of such schedule to Sellers, then at the expiration of such 10-day period (or on such earlier date as Sellers advise Purchaser in writing of their acceptance of such schedule) the Product Inventory Schedule shall be final. In the event the Sellers deliver their written objection to the Product Inventory Schedule within such 10-day period, the parties shall seek to resolve the disputed items by mutual agreement during the 15-day period following the delivery of such objection, and in the event the parties reach agreement regarding the disputed items, the Product Inventory Schedule with all agreed revisions, shall be final. In the event the parties fail to reach agreement regarding one or more of the disputed items during such 15-day period, the unresolved disputed items will be submitted to Price Waterhouse Coopers LLP or such other accounting firm as the party mutually agree upon (the "Accountants") for resolution and the determination with respect to such disputed items shall be final and binding on the parties. In such event, the Product Inventory Schedule, as revised pursuant to the agreement of the parties and the determinations of the Accountants, shall be final. The aggregate variation of the Military Logic Product Inventory reflected on the final Product Inventory Schedule, as established pursuant to the preceding provisions, is herein referred to as the "Inventory Transfer Price." Notwithstanding the foregoing, if the value established for the Military Logic Product Inventory at Closing in accordance with the foregoing provisions exceeds $1,000,000, the Inventory Transfer Price shall be $1,000,000.

      4.4 Inventory Payment.

            (a) If the Inventory Transfer Price is greater than the Estimated Inventory Transfer Price, Purchaser shall pay such difference to Harris by wire transfer of immediately available funds to the account designated by Harris within five days following the determination of the Inventory Transfer Price in accordance with Section 4.3.

            (b) If the Estimated Inventory Transfer Price is greater than the Inventory Transfer Price, Harris shall pay such difference to Purchaser by wire transfer of immediately available funds to the account designated by Purchaser within five days following the determination of the Inventory Transfer Price in accordance with Section 4.3.

      4.5 Allocation of Purchase Price. Purchaser and Sellers agree to consult with each other with respect to the allocation of the Purchase Price and Assumed Liabilities to the Transferred Assets and IP Agreement for tax purposes; provided, however, that nothing contained herein shall be deemed to obligate either Purchaser or Sellers to reach agreement with respect to such allocation.

                                   V. CLOSING

      5.1 Closing. The consummation of the transactions contemplated hereby (the "Closing") shall take place at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas (or at such other place as the parties may designate), at 9:00 a.m. on December 3, 1998 or the third Business Day after such later date as the conditions specified in Sections 5.4 and 5.5 are fulfilled. The date on which the Closing is effected is referred to in this Agreement as the "Closing Date."

      5.2 Deliveries at Closing. At the Closing:

            (a) Sellers shall deliver to Purchaser the items described in clauses (i) through (vii) below:

                  (i) a Bill of Sale, in form and substance reasonably satisfactory to Purchaser and Sellers (the "Bill of Sale"), executed by Sellers;

                  (ii) an Assignment of Contracts, in form and substance reasonably satisfactory to Purchaser and Sellers (the "Assignment of Contracts"), executed by Sellers;

                  (iii) the Intellectual Property Agreement, substantially in the form attached hereto as Exhibit B (the "IP Agreement"), executed by Sellers;

                  (iv) the Supply Agreement, substantially in the form attached hereto as Exhibit C (the "Supply Agreement"), executed by Sellers;

                  (v) evidence that the parties signing this Agreement and the Collateral Agreements on behalf of Sellers are authorized to do so;

                  (vi) the officers' certificates referenced in Section 5.4(c); and

                  (vii) all other documents, certificates, instruments or writings reasonably requested by Purchaser in connection herewith.

            (b) Purchaser shall deliver to Sellers the items described in clauses (i) through (vii) below:

                  (i) the Closing Date Payment and Estimated Inventory Transfer Price by wire transfer of immediately available funds to the account or accounts designated by Harris no later than two Business Days prior to Closing;

                  (ii) an Assumption of Liabilities Agreement pursuant to which Purchaser assumes at Closing the Assumed Liabilities, in form and substance reasonably satisfactory to Purchaser and Sellers (the "Assumption Agreement"), executed by Purchaser;

                  (iii) the IP Agreement, executed by Purchaser;

                  (iv) the Supply Agreement, executed by Purchaser;

                  (v) evidence that the party signing this Agreement and the Collateral Agreements on behalf of Purchaser is authorized to do so;

                  (vi) the officer's certificate referenced in Section 5.5(c);
and

                  (vii) all other documents, certificates, instruments or writings reasonably requested by Sellers in connection herewith.

            (c) The Bill of Sale, Assignment of Contracts, IP Agreement, Supply Agreement, and Assumption Agreement shall constitute, collectively, the "Collateral Agreements."

      5.3 Delivery of Purchased Assets. Title to the Transferred Assets passes to Purchaser as of the Closing at the applicable places of business of Sellers, provided that in the case of

Transferred Assets located at the Malaysian facilities of HAT, title to such Transferred Assets shall pass to Purchaser upon physical delivery thereof to Purchaser at such location outside of Malaysia as is designated by Purchaser. Promptly following the Closing, Sellers will place Purchaser in full possession and control of the Transferred Assets and all other information to be provided in accordance with the terms of the IP Agreement. All information capable of electronic transmission will be transmitted to Purchaser in such manner. All other assets and information will be delivered by Sellers to such locations as Purchaser shall designate by means of delivery reasonably designated by Purchaser, but at Sellers' cost and risk of loss.

      5.4 Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to Closing, of all of the following conditions, any one or more of which may be waived at the option of Purchaser:

            (a) All representations and warranties of Sellers made in this Agreement or in any exhibit, schedule or document delivered pursuant hereto shall be true and complete in all material respects on and as of the Closing Date as if made on and as of that date.

            (b) All of the terms, covenants and conditions to be complied with and performed by the Sellers on or prior to the Closing Date shall have been complied with or performed.

            (c) Purchaser shall have received a certificate or certificates, dated as of the Closing Date, executed on behalf of each Seller by an authorized officer thereof, certifying in such detail as Purchaser may reasonably request that the conditions specified in Sections 5.4(a) and (b) hereof have been fulfilled.

            (d) The waiting period under the HSR Act shall have expired or terminated.

            (e) No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or Governmental Authority shall have been rendered against, any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

            (f) Consistent with Section 8.8, Purchaser shall have entered into such arrangements with the Specified Distributors regarding their continued distribution of the Military Logic Products as are reasonably satisfactory to Purchaser (it being acknowledged and agreed to that this condition shall not be satisfied if the Specified Distributors which account for 10% or more of sales of Military Logic Products by Sellers shall not have agreed to continue to distribute Military Logic Products). Such arrangements for continued distribution will be deemed reasonably satisfactory if Specified Distributors acknowledge that they will continue to distribute Military Logic Products on substantially the same terms as are currently in effect with Sellers.

            (g) The transactions contemplated by that certain Asset Purchase Agreement of even date herewith between the parties relating to the purchase and sale of certain assets of the commercial digital logic integrated circuits business of Sellers shall have been consummated.

      5.5 Conditions Precedent to Obligations of Sellers. The obligations of Sellers under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived at the option of
Sellers:

            (a) All representations and warranties of Purchaser made in this Agreement or in any exhibit, schedule or document delivered pursuant hereto shall be true and complete in all material respects as of the Closing Date as if made on and as of that date.

            (b) All of the terms, covenants and conditions to be complied with and performed by Purchaser on or prior to the Closing Date shall have been complied with or performed.

            (c) Sellers shall have received a certificate, dated as of the Closing Date, executed on behalf of Purchaser by an authorized officer thereof, certifying in such detail as Seller may reasonably request that the conditions specified in Sections 5.5(a) and (b) have been fulfilled.

            (d) The waiting period under the HSR Act shall have expired or terminated.

            (e) No suit, action, claim or governmental proceeding shall be pending against, and no order, decree or judgment of any court, agency or other Governmental Authority shall have been rendered against, any party hereto which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

            (f) The transactions contemplated by that certain Asset Purchase Agreement of even date herewith between the parties relating to the purchase and sale of certain assets of commercial digital logic integrated circuits business of Sellers shall have been consummated.

                  VI. REPRESENTATIONS AND WARRANTIES OF SELLERS

      Sellers jointly and severally make the following representations and warranties so Purchaser, each of which shall be true and correct as of the date hereof and as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made.

      6.1 Organization and Good Standing. Each of Harris and HSP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. HAT is a corporation validly existing and in good standing under the laws of Malaysia and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on in business as presently conducted.

      6.2 Authorization and Effect of Agreement. Sellers have the requisite corporate power and authority to execute and to deliver this Agreement and to perform the transactions contemplated hereby. The execution and delivery by Sellers of this Agreement and the performance by them of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each Seller. This Agreement has been duly executed and delivered by Sellers and constitutes a valid and binding agreement of Sellers, enforceable against each Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity. Each of the Collateral Agreements, when executed and delivered by Sellers at Closing, will constitute a valid and binding agreement of Sellers, enforceable against each Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, at to enforceability, to general principles of equity.

      6.3 No Conflicts. The execution and delivery of this Agreement and the Collateral Agreements by Sellers does not, and the performance by Sellers of the transactions contemplated by this Agreement and the Collateral Agreements will not, conflict with, or result in any violation of, or constitute a default under, or, as applicable, give rise to the creation of a Lien upon any of the Transferred Assets or to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under, (a) any provision of the Certificate of Incorporation or Bylaws or other applicable constituent documents of any Seller, (b) except for required consents to assign Military Logic Contracts, any of the terms, conditions or provisions of any Contract by which either Seller is bound, or (c) any Law or Order applicable to or binding on either Seller or its assets. Except for expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the "HSR Act") and required consents to assign Military Logic Contracts, no Consent is required to be obtained, made or given (whether pursuant to applicable Law, Contract or otherwise) in connection with the execution and delivery of this Agreement by Sellers or the performance by Sellers of the transactions contemplated hereby.

      6.4 No Third Party Options. There are no existing agreements, options or commitments granting to any Person the right to acquire any of the Transferred Assets or any interest therein except for sales of Military Logic Product Inventory in the ordinary course of business.

      6.5 Financial Data. All historical financial data related to the Military Logic Business provided to Purchaser in connection with the negotiation of the transactions contemplated hereby (i) was accurately extracted from the books and records of Sellers, (ii) except as identified on Schedule 6.5 hereto, was prepared in accordance with generally accepted accounting principles consistently applied, and (iii) fairly presents in all material respects the assets, liabilities and results of operations of the Military Logic Business.

      6.6 [Intentionally omitted.]

      6.7 Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to Sellers' knowledge, threatened that question the validity of this Agreement or any action taken or to be taken by Sellers in connection with this Agreement. There are no lawsuits, claims, administrative or other proceedings or investigations relating to the conduct of the Military Logic Business or otherwise affecting the Transferred Assets pending, or, to Sellers' knowledge, threatened against Sellers, except as disclosed in the IP

Agreement. There are no judgments, orders or decrees of any Governmental Authority binding on Sellers that relate to the Military Logic Business or otherwise affect the Transferred Assets.

      6.8 Title to and Condition of Assets. Sellers have, and at Closing, Sellers will convey to Purchaser, good, valid and indefeasible title to the Transferred Assets, free and clear of all Liens other than Permitted Liens. The Transferred Assets, taken as a whole, are in good operating condition and repair, subject to normal wear, are usable in the regular and ordinary course of business and conform to all applicable Laws.

      6.9 Products. (a) Attached hereto as Schedule 6.9(a) is a complete list of the Military Logic Products by part number.

            (b) The Military Logic Product Inventory is of good and merchantable quality, free of defects, and conforms to applicable military specifications, except in the case of such inventory that is designated as defective on the Product Inventory Schedule and as to which no value has been assigned.

            (c) Schedule 6.9(c) sets forth the standard form terms and conditions of all product warranties generally extended by the Sellers to purchasers of the Military Logic Products during the preceding three years.

            (d) Schedule 6.9(d) sets forth Sellers' product warranty, distributor stock rotation, ship and debit claims and product liability experience for the Military Logic Products during the preceding three years.

      6.10 Contracts. The Military Logic Contracts are valid and enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity. Sellers are not, and to Sellers' knowledge, no other party thereto is, in material default in the performance, observance or fulfillment of any obligation under the Military Logic Contracts, and, to Sellers' knowledge, no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder.

      6.11 Distributors and Customers. Schedule 6.11 hereto set forth a list of each distributor through which Sellers currently distribute the Military Logic Products and each purchaser of Military Logic Products outside of distribution during the twelve months ending October 2, 1998, showing the approximate total sales (expressed in dollars), by device and by quarter, of Military Logic Products to each such distributor and customer during the twelve months ending October 2, 1998. Sellers have provided to Purchaser (i) the pricing arrangements and other material terms related to Military Logic Products under existing volume purchase agreements to which Harris is a party and (ii) the current distributor policies of Harris covering the Military Logic Products with each current distributor of such products.

      6.12 Year 2000 Compliance. The Military Logic Products, the Testing Hardware and Software, the Product Software and all Date-Sensitive Systems to be conveyed or licensed to Purchaser pursuant to the terms of this Agreement are Year 2000 Compliant. For purposes of this Agreement, (i) "Date-Sensitive System" means any software, microcode, or hardware system or component, including any electronic or electronically controlled system or component, that processes any Date Data, (ii) "Date Data" means any data of any type that includes date information or which is otherwise derived from, dependent on or related to date information, and (iii) "Year 2000 Compliant" means that the applicable device, software, microcode, or hardware system or component accurately processes Date Data, including for the twentieth and twenty-first centuries, without loss of any functionality or performance, including but not limited to calculating, comparing, sequencing, storing and displaying such Date Data (including all leap year considerations), when used on a stand-alone basis or in combination with other software or hardware.

      6.13 Disclosure. No representation or warranty of Sellers contained herein, and no statement contained in any document or other instrument to be furnished by Sellers to Purchaser in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the representation, warranty or statement so made not misleading.

                VII. REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser hereby makes the following representations and warranties to Sellers, each of which shall be true and correct as of the date hereof and as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made.

      7.1 Corporate Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

      7.2 Authorization and Effect of Agreement. Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby. The execution and delivery by Purchaser of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity. Each of the Collateral Agreements, when executed and delivered by Purchaser at Closing, will constitute a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity.

      7.3 No Conflicts. The execution and delivery of this Agreement and the Collateral Agreements by Purchaser does not, and the performance by Purchaser of the transactions contemplated by this Agreement and the Collateral Agreements will not, conflict with, or result in any violation of, or constitute a default under (a) any provision of the Certificate of Incorporation or Bylaws of Purchaser, (b) any of the terms, conditions, or provisions of any agreement or other document by which Purchaser is bound, or (c) any Law or Order applicable to or binding on Purchaser. Except for expiration of the waiting period under the HSR Act, no Consent is required to be obtained, made or given (whether pursuant to applicable Law, Contract or otherwise) in connection with the execution and delivery of this Agreement by Purchaser or the performance by Purchaser of the transactions contemplated hereby.

      7.4 Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to Purchaser's knowledge, threatened that question the validity of this Agreement or any action taken or to be taken by Purchaser in connection with this Agreement.

      7.5 Disclaimer. Other than as specifically provided in this Agreement or in any exhibit, schedule or document delivered pursuant hereto, the Purchaser acknowledges and agrees that the Transferred Assets are transferred on an "as is, where is" basis "with all faults" and that the Sellers are not making any further representations or warranties of any kind, express or implied, respecting the Transferred Assets. The Purchaser acknowledges that any projections provided by Sellers are for illustrative purposes only and do not form the basis for any liability.

                           VIII. PRE-CLOSING COVENANTS

      8.1 Access of Information. Prior to the Closing, upon reasonable notice from Purchaser to Sellers, Sellers will afford to the officers, attorneys, accountants or other authorized representatives of Purchaser reasonable access during normal business hours to the employees, Transferred Assets, facilities and books and records of Sellers so as to afford Purchaser full opportunity to make such review, evaluation and in investigation of the Military Logic Business as Purchaser determines are reasonably necessary in connection with the consummation of the transactions contemplated hereby, provided that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of Sellers. Purchaser will be permitted to make extracts from or to make copies of such books and records as may be reasonably necessary in connection therewith. Prior to the Closing, Sellers will promptly furnish or cause to be furnished to Purchaser such financial and operating data and other information relating to the Military Logic Business as Purchaser may reasonably request.

      8.2 Conduct of Business. Except as contemplated herein or as otherwise consented to by Purchaser in writing, during the period from the date of this Agreement and continuing until the Closing Date, Sellers will, in respect of its conduct of the Military Logic Business:

            (a) use commercially reasonable efforts to (i) carry on the Military Logic Business in the usual, regular and ordinary course as presently conducted and consistent with past practice (except to the extent required by this Agreement), (ii) keep the Military Logic Business intact, and (iii) maintain the goodwill associated with the Military Logic Business, including but not limited to preserving the relationships of distributors, customers and others having business dealings with the Military Logic Business; and

            (b) not take or omit to take any action as a result of which any representation or warranty of Sellers made in Article VI would be rendered untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action.

      8.3 Notification. (a) Sellers shall notify Purchaser, and Purchaser shall notify Sellers, of any litigation, arbitration or administrative proceeding pending or, to their knowledge, threatened against Sellers or Purchaser, as the case may be, which challenges the transactions contemplated hereby.

            (a) Sellers will provide prompt written notice to Purchaser of any change in any of the information contained in its representations and warranties made in Article VI hereof or any exhibits or schedules referred to herein or attached hereto and shall promptly furnish any information which Purchaser may reasonably request in relation to such change; provided, however, that such notice shall not operate to cure any breach of the representations and warranties made in Article VI hereof or any exhibits or schedules referred to herein or attached hereto.

      8.4 No Inconsistent Action. Neither Purchaser nor Sellers shall take any action which is materially Inconsistent with its obligations under this Agreement.

      8.5 Satisfaction of Conditions. Prior to the Closing, each of the parties will use reasonable commercial efforts with due diligence and in good faith to satisfy promptly all conditions required hereby to be satisfied by such party In order to expedite the consummation of the transactions contemplated hereby.

      8.6 Filings. As promptly as practicable after the execution of this Agreement, each party shall use its commercially reasonable efforts to obtain, and to cooperate with the other party in obtaining, all authorizations, consents, orders and approvals of any Governmental Authority that may be or become necessary in connection with the consummation of the transactions contemplated by this Agreement, and to take all reasonable actions to avoid the entry of any order or decree by any Governmental Authority prohibiting the consummation of the transactions contemplated hereby, including without limitation, the notifications required to be filed by it under the HSR Act, and shall furnish to the other all such information in its possession as may be necessary for the completion of the notifications to be filed by the other. Purchaser and Sellers agree that the filing fee required to be paid in connection with the filing under the HSR Act shall be paid one-half by Purchaser and one-half by Sellers.

      8.7 Publicity. Prior to the Closing, neither party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent will not be unreasonably withheld; provided, however, that nothing herein will prohibit either party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law or the rules of any national stock exchange applicable to it, in which event the party making such determination will, if practicable in the circumstances, use reasonable efforts to allow the other party reasonable time to comment on such release or announcement, and will make all revisions thereto reasonably requested by such other party, in advance of its issuance.

      8.8 Customer Retention. Promptly following the execution of this Agreement, Purchaser and Sellers shall jointly notify all distributors and customers of the Military Logic Business of the general nature of the transactions contemplated hereby. Harris senior management will contact each of the Specified Distributors and all key customers of the Military Logic Business, in person or by teleconference, to encourage such distributors and customers to continue to purchase the Military Logic Products from Purchaser following Closing and will otherwise use commercially reasonable efforts to cause the business relationships maintained by Sellers with such distributors and customers to be transferred to Purchaser without interruption at Closing. Marketing and sales personnel of Sellers and Purchaser will participate in joint visits to the Specified Distributors and key customers for the same purpose. Sellers are aware that Purchaser does not intend to continue to distribute the Military Logic Products through any of Sellers' current distributors other than the Specified Distributors or through Seller's existing sales representatives and acknowledges and confirms that Purchaser will not, as a consequence of the transactions contemplated hereby, assume or undertake any obligation to Sellers' distributors and sales representatives with respect to Military Logic Product sales (other than, in the case of the Specified Distributors, the Assumed Liabilities). Sellers acknowledge and agree that any liabilities associated with the termination of Military Logic Product sales and distribution arrangements with Sellers' sales representatives and distributors constitute Retained Liabilities.

                           IX. POST-CLOSING COVENANTS

      9.1 Covenant Not to Compete. Sellers agree that prior to the fifth anniversary of the Closing Date, Sellers will not, directly or indirectly, own, manage, operate, control or participate in the ownership,management, operation or control of any business, whether in corporate, proprietorship or partnership form or otherwise, engaged in the design, manufacturing, marketing or sale of Military Logic Products or other products in these families having similar integration levels and performance characteristics; provided, however, that nothing herein shall preclude Sellers from (i) owning an equity interest of five percent or less (a) of any publicly traded company listed on a national stock exchange or on the NASDAQ national market system or (b) in ventures, partnerships or other entities that do not constitute affiliates (as such term is defined in the Securities Exchange Act of 1934, as amended) of Sellers, (ii) acquiring the capital stock or assets of any business that derives less than 10% of its consolidated revenues from an activity prohibited by the forgoing provisions, so long as the Sellers make their best efforts to divest that portion of the acquired business that is engaged in such prohibited activity within 12 months following such acquisition, (iii) engaging in the manufacturing, marketing and sale of radiation hardened products or other products having similar integration levels and performance characteristics, (iv) manufacturing, marketing, designing or selling products or systems that integrate or utilize Military Logic Products manufactured by third parties, or
(v) manufacturing, marketing, designing or selling products or systems of any other digital logic product having substantially greater integration and performance characteristics.

      9.2 Confidentiality. Sellers agree that from and after the Closing, Sellers will not, directly or indirectly, disclose, reveal, divulge or communicate to any person or entity other than authorized officers, directors and employees of Purchaser, or use or otherwise exploit for its own benefit or for the benefit of anyone other than Purchaser, any Confidential Information (as defined below). Sellers shall not have any obligation to keep confidential any Confidential Information if and to the extent disclosure thereof is specifically required by Law or in the enforcement of its rights hereunder; provided, however, that in the event disclosure is required by applicable Law, Sellers shall, to the extent reasonably possible, provide Purchaser with prompt notice of such requirement prior to making any disclosure so that Purchaser may seek an appropriate protective order. For purposes of this
Section 9.2, "Confidential Information" shall mean any confidential information with respect to the conduct or details of the Military Logic Business, including, without limitation, methods of operation, customers, and customer lists, products, proposed products, former products, prices, fees, costs, plans, designs, technology, inventions, trade secrets, know-how, software, marketing methods, policies, plans, or other specialized information or proprietary matters. The term Confidential Information does not include, and there shall be no obligation hereunder with respect to, information that (a) is generally available to the public on the date of this Agreement, (b) becomes generally available to the public other than as a result of a disclosure by Sellers not otherwise permissible thereunder, (c) is independently developed by Sellers as established by documentary evidence or (d) Sellers learns from other sources where such sources have not, to Sellers' knowledge, violated their confidentiality obligation to Purchaser.

      9.3 Specific Performance: Reformation. The parties hereto specifically acknowledge and agree that the remedy at law for any breach of Section 9.1 or
9.2 will be inadequate and that Purchaser, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damage or posting any bond whatsoever. In the event that the provisions of Section 9.1 or 9.2 should ever be deemed to exceed the limitations provided by applicable Law, then the parties hereto agree that such provisions shall be reformed to set forth the maximum limitations permitted.

      9.4 Product Warranty Matters. Sellers acknowledge that they have retained liability for certain Military Logic Product warranty claims pursuant to Section
3.2. Purchaser will address and remedy all product warranty claims asserted following the Closing Date with respect to Military Logic Products produced or sold by Sellers prior to Closing (including the Military Logic Product Inventory). Sellers will promptly reimburse Purchaser upon invoice for all costs and expenses in excess of $10,000 in the aggregate reasonably incurred by Purchaser in remedying such product warranty claims.

      9.5 Maintenance of Books and Records. Each of Sellers and Purchaser shall preserve until the seventh anniversary of the Closing Date all records possessed by such party relating to the assets, liabilities or operations of the Military Logic Business prior to the Closing Date. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the relevant officers and employees of such party and
(ii) the books of account and records of such party, but, in each case, only to the extent relating to the assets, liabilities and operations of the Military Logic Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its representatives will use due care to not disclose such information except (i) as required by Law, (ii) with the prior written consent of such party, which consent shall not be unreasonably withheld, or (iii) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party and its representatives. Such records may nevertheless be destroyed by a party if such party sends the other party written notice of its intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the 30th day following delivery of such notice unless the other party objects to the destruction, in which case the party seeking to destroy the records shall either agree to retain such records or to deliver such records to the objecting party.

                                 X. TERMINATION

      10.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing:

            (a) By the mutual written consent of Purchaser and Sellers;

            (b) By either Purchaser or Sellers if the Closing shall not have occurred on or before December 31, 1998, provided that no party that is in material breach of this Agreement may terminate this Agreement pursuant to this
Section 10.1(b);

            (c) By either Purchaser or Sellers if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby or any material part thereof; or

            (d) By either Purchaser or Sellers if, prior to the Closing Date, the other party is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within fifteen
(15) days of the date of notice of default served by the party claiming such material default, provided that such terminating party shall not also be in material breach of this Agreement at the time notice of termination is delivered.

In no event shall termination of this Agreement relieve any party of any liability for breaches of this Agreement prior to the date of termination.

                        XI. SURVIVAL AND INDEMNIFICATION

      11.1 Survival of Representations, Warranties and Covenants. (a) Except for the representations and warranties of Sellers contained in Section 6.8, which shall survive the closing and remain in effect for six years from the Closing Date, the representations and warranties of Sellers and Purchaser contained in this Agreement shall survive the Closing until the expiration of two years from the Closing Date. The representations and warranties contained in Article V of the IP Agreement shall survive the Closing and remain in effect until the expiration of all statutes of limitation applicable to any potential third party claim asserting infringement of intellectual property rights in connection with Purchaser's operation of the Military Logic Business consistent in all material respects with past practice. Any claim for an Indemnifiable Loss (as defined in Section 11.2) asserted within such period of survival as herein provided will be timely made for purposes hereof. No claims for an Indemnifiable Loss may be asserted following the expiration of such period.

            (b) Unless a specified period is set forth in this Agreement (in which event such specified period will control), the covenants in this Agreement will survive the Closing and remain in effect indefinitely.

      11.2 Limitations on Liability. (a) For purposes of this Agreement, (i) "Indemnity Payment" means any amount of Indemnifiable Losses required to be paid pursuant to this Agreement, (ii) "Indemnitee" means any person or entity entitled to indemnification under this Agreement (iii) "Indemnifying Party" means any person or entity required to provide indemnification under this Agreement, (iv) "Indemnifiable Losses" means any and all damages, losses, liabilities, obligations, costs and expenses, and any and all claims, demands or suits (by any person or entity, including, without limitation, any Governmental Authority), including, without limitation, the costs and expenses of any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and including reasonable attorneys' fees and expenses in connection therewith, and (v) "Third Party Claim" means any claim, action or proceeding made or brought by any Person other than a party to this Agreement (or an Affiliate thereof).

            (b) Notwithstanding any other provision hereof or of any applicable Law, (i) no Indemnitee will be entitled to make a claim against an Indemnifying Party in respect of any breach of a representation or warranty (other than the representations and warranties contained in Section 6.8 and 6.9(a) or in Article V of the IP Agreement) under Sections 11.3(a)(i) or 11.3(b)(i) unless and until the aggregate amount of claims in respect of breaches of representations and warranties asserted for Indemnifiable Losses under Sections 11.3(a)(i), with respect to claims by Purchaser, or 11.3(b)(i), with respect to claims by Sellers, exceeds $50,000, in which event the Indemnitee will be entitled to make a claim against the Indemnifying Party in respect of Indemnifiable Losses only to the extent of the excess and (ii) no Indemnitee shall be liable for Indemnity Payments in respect of breaches of representations or warranties asserted for Indemnifiable Losses under Sections 11 .3(a)(i) or 11. 3(b)(i), as applicable, to the extent such aggregate Indemnity Payments by such Indemnifying Party exceeds the Purchase Price.

      11.3 Indemnification. (a) Subject to Sections 11.1 and 11.2, Sellers agree to jointly and severally indemnify, defend and hold harmless Purchaser from and against any and all Indemnifiable Losses relating to, resulting from or arising out of:

            (i) any misrepresentation or breach of warranty on the part of Sellers under the terms of this Agreement or any exhibit, schedule or document delivered pursuant hereto;

                  (ii) any nonfulfillment of any agreement or covenant on the part of Sellers under the terms of this Agreement;

                  (iii) any Retained Liabilities;

                  (iv) any failure to comply with any "bulk sales" laws applicable to the transactions contemplated hereby; and

                  (v) the conduct of the Military Logic Business or any portion thereof or the use or ownership of any of the Transferred Assets prior to or on the Closing Date (other than the Assumed Liabilities).

            (b) Purchaser agrees to indemnify, defend and hold harmless Sellers from and against any and all Indemnifiable Losses relating to, resulting from or arising out of:

                  (i) any misrepresentation or breach of warranty on the part of Purchaser under the terms of this Agreement or any exhibit, schedule or document delivered pursuant hereto;

                  (ii) any nonfulfillment of any agreement or covenant on the part of Purchaser under the terms of this Agreement;

                  (iii) any Assumed Liabilities; and

                  (iv) the conduct of the Military Logic Business or any portion thereof or use or ownership of any of the Transferred Assets after the Closing Date.

      11.4 Defense of Claims. (a) If any Indemnitee receives notice of assertion or commencement of any Third Party Claim against such Indemnitee with respect to which an Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnitee will give such Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 15 calendar days after receipt of such notice of such Third Party Claim. Such notice will describe the Third Party Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party will have the right to participate in, or, by giving written notice to the Indemnitee, to assume, the defense of any Third Party Claim at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel (reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense.

            (b) If, within 30 calendar days after giving notice of a Third Party Claim to an Indemnifying Party pursuant to Section 11.4(a), an Indemnitee receives written notice from the Indemnifying Party that the Indemnifying Party has elected to assume the defense of such Third Party Claim as provided in the last sentence of Section 11.4(a), the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, however, that if the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Third Party Claim within 30 calendar days after receiving written notice from the Indemnitee that the Indemnitee reasonably believes the Indemnifying Party has failed to take such steps or if the Indemnifying Party has not undertaken fully to indemnify the Indemnitee in respect of all Indemnifiable Losses relating to the matter, the Indemnitee may assume its own defense, and the Indemnifying Party will be liable for all reasonable costs or expenses paid or incurred in connection therewith. Without the prior written consent of the Indemnitee, the Indemnifying Party will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party will give written notice to the Indemnitee to that effect. If the

Indemnitee fails to consent to such firm offer within 10 calendar days after its receipt of such notice, the Indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the Indemnitee through the end of such 10 calendar day period.

            (c) A failure to give timely notice or to include any specified information in any notice as provided in Sections 11.4(a) or 11.4(b) will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise damaged as a result of such failure.

            (d) The Indemnifying Party will have a period of 30 calendar days within which to respond in writing to any claim by an Indemnitee on account of an Indemnifiable Loss pursuant to Section 11.3 that does not result from a Third Party Claim (a "Direct Claim"). If the Indemnifying Party does not so respond within such 30 calendar day period, the Indemnifying Party will be deemed to have rejected such claim. In the event the Indemnifying Party rejects, or is deemed to have rejected, a Direct Claim, the Indemnitee will be free to pursue such remedies as are available at law or in equity in respect of such Direct Claim.

            (e) Sellers' liability for any breach of the representation contained in Section 6.9(b) shall be subject to the same limitations on liability applicable to product warranty claims arising under the Supply Agreement.

            (f) To the extent permitted by Law, the indemnity provisions of this
Article XI shall be the sole and exclusive remedy of the parties with respect to any breach of the representations and warranties contained in this Agreement and in Article V of the IP Agreement that is asserted subsequent to Closing, provided that the foregoing shall not prohibit any party from seeking an injunction or any other equitable remedy in respect thereof.

                          XII. MISCELLANEOUS PROVISIONS

      12.1 Notices. All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

            (a)   If to Sellers, to:

                  Harris Semiconductor
                  P.O. Box 883, M/S 53-209
                  Melbourne, Florida 32902-0083
                  Attention: Stephen K. Cusick, Esq.
                  Facsimile No.: (407) 729-5392
                  with a copy to:

                  Harris Corporation
                  1025 West NASA Boulevard, M/S 119 CHQ
                  Melbourne, Florida 32919
                  Attention: Corporate Secretary
                  Facsimile No.: (407) 727-9222

            (b)   If to Purchaser, to:

                  Texas Instruments Incorporated
                  7839 Churchill Way, M/S 3995
                  Dallas, Texas 75251
                        - or -
                  P.O. Box 650311, M/S 3995
                  Dallas, Texas 75265
                  Attention: Charles D. Tobin
                  Facsimile No.: (214) 917-3804

                  with a copy to:

                  Texas Instruments Incorporated
                  8505 Forest Lane, M/S 8658
                  Dallas, Texas 75243
                        -or
                  P.O. Box 660199, M/S 8658
                  Dallas, Texas 75266
                  Attention: Richard J. Agnich, Esq.
                  Facsimile No.: (972) 480-5061

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

      12.2 Expenses. Except as otherwise expressly provided herein, each party hereto will pay any expenses incurred by it incident to this Agreement and in preparing to consummate and consummating the transactions provided for herein.

      12.3 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party without the prior written consent of the other party; provided, however, that upon notice to Sellers delivered in accordance with Section 12.1, Purchaser may assign or delegate any or all of their rights or obligations under this Agreement to any Affiliate thereof or to any Person that directly or indirectly acquires, after the Closing, all or substantially all of the assets or voting stock of Purchaser, but such assignment or delegation shall not relieve Purchaser of any obligation hereunder.

      12.4 Waiver. Purchaser may, by written notice to Sellers, and Sellers may, by written notice to Purchaser, (a) extend the time for performance of any of the obligations of the other party under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement, (C) waive compliance with any of the conditions or covenants of the other party contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other party under this Agreement; provided, however, that no such party may, without the prior written consent of the other parties, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

      12.5 Entire Agreement: Disclosure Schedules. This Agreement, which includes the schedules and exhibits hereto, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated hereby and constitutes the entire agreement by and among the parties hereto. Notwithstanding the foregoing, that certain confidentiality agreement dated June 25,1998 entered into between the parties shall continue in full force and effect until such time as the transactions contemplated hereby have been consummated, whereupon such agreement shall automatically terminate.

      12.6 Amendments, Supplements, Etc. This Agreement may be amended or supplemented at any time by additional written agreements as may mutually be determined by Purchaser and Sellers to be necessary, desirable or expedient to further the purposes of this Agreement or to clarify the Intention of the parties.

      12.7 Rights of the Parties. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any Person other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

      12.8 Further Assurances. From time to time, as and when requested by any party hereto, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments, make such other deliveries and take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

      12.9 Applicable Law. This Agreement and the legal relations among the parties hereto will be governed by and construed in accordance with the rules and substantive Laws of the State of Florida, United States of America, without regard to conflicts of law provisions thereof.

      12.10 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

      12.11 Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      12.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future Law, and if the rights or obligations under this Agreement of Sellers on the one hand and Purchaser on the other hand will not be materially and adversely affected thereby, (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof;
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; and (d) in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

      12.13 Bulk Sales. Purchaser waives compliance by Sellers with the provisions of the so-called bulk sales Law of any applicable jurisdiction; provided, however, that Sellers will indemnify, defend and hold harmless Purchaser in respect of any Indemnifiable Loss relating to, resulting from or arising out of Sellers' failure so to comply with such Laws in connection with the transactions contemplated by this Agreement.

      12.14 Transfers. Purchaser and Sellers will cooperate and take such action as may be reasonably requested by the other in order to effect an orderly transfer of the Transferred Assets with a minimum of disruption to the operations and employees of the businesses of Purchaser and Sellers.

      12.15 Transfer Taxes. All sales, use, transfer, stamp, conveyance, value added or other similar taxes, duties, excises or governmental charges imposed by any taxing jurisdiction, domestic or foreign, and all recording or filing fees, notarial fees or other similar costs of Closing with respect to the transfer of the Transferred Assets or otherwise on account of this Agreement or the transactions contemplated hereby will be borne by one-half by Sellers and one-half by Purchaser.

      12.16 Brokers. Purchaser hereby agrees to Indemnify and hold harmless Sellers, and Sellers hereby agree to indemnify and bold harmless Purchaser, against any liability, claim, loss, damage or expense incurred by Sellers or Purchaser, respectively, relating to any fees or commissions owed to any broker, finder or financial advisor as a result of actions taken by Purchaser or Sellers, respectively.

      12.17 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             TEXAS INSTRUMENTS INCORPORATED


                             By: /s/ Glenn Culhane
                                 -----------------------------------------
                             Name: Glenn Culhane
                             Title: Vice President--Texas Instruments, Manager-- World Wide Standard Linear and Logic Products


                             HARRIS CORPORATION


                             By: /s/ R. D. Odom
                                 -----------------------------------------
                             Name: R. D. Odom
                                   ---------------------------------------
                             Title: Vice President - General Manager
                                    --------------------------------------


                             HARRIS ADVANCED TECHNOLOGY (MALAYSIA) SDN. BHD


                             By: /s/ W. Russell Morcom
                                 -----------------------------------------
                             Name: W. Russell Morcom
                                   ---------------------------------------
                             Title: Vice President - General Manager
                                    Operations
                                    --------------------------------------


                             HARRIS SOUTHWEST PROPERTIES, INC.


                             By: /s/ D. S. Wasserman
                                 -----------------------------------------
                             Name: D. S. Wasserman
                                   ---------------------------------------
                             Title: Vice President
                                    --------------------------------------

                                    EXHIBIT A

                                   DEFINITIONS

      "Accountants" shall have the meaning ascribed to such term in Section 4.3 of this Agreement.

      "Affiliates" shall mean with respect to any Person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with that Person.

      "Agreement" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Assignment of Contracts" shall have the meaning ascribed to such term in
Section 5.2(a)(ii) of this Agreement.

      "Assumed Liabilities" shall have the meaning ascribed to such term in
Section 3.1 of this Agreement.

      "Assumption Agreement" shall have the meaning ascribed to such term in
Section 5.2(b)(ii) of this Agreement.

      "Bill of Sale" shall have the meaning ascribed to such term in Section 5.2(a)(i) of this Agreement.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

      "Closing Date Payment" shall have the meaning ascribed to such term in
Section 4.2(a) of this Agreement.

      "Closing Date" shall have the meaning ascribed to such term in Section 5.1 of this Agreement.

      "Closing" shall have the meaning ascribed to such term in Section 5.1 of this Agreement.

      "Collateral Agreements" shall have the meaning ascribed to such term in
Section 5.2(c) of this Agreement.

      "Confidential Information" shall have the meaning ascribed to such term in
Section 9.2 of this Agreement. "Consent" shall mean any consent, approval or authorization of, notice to, or designation, registration, declaration or filing with, any Person.

      "Contract" shall mean any agreement, contract, lease, commitment, license, undertaking or other legally binding contractual right or obligation to which a Person is a party or by which a Person or its assets or properties are bound.

      "Date Data" shall have the meaning ascribed to such term in Section 6.12 of this Agreement.

      "Date-Sensitive System" shall have the meaning ascribed to such term in
Section 6.12 of this Agreement.

      "Direct Claim" shall have the meaning ascribed to such term in Section 11.4(d) of this Agreement.

      "Estimated Inventory Transfer Price" shall have the meaning ascribed to such term in Section 4.2(b) of this Agreement.

      "Governmental Authority" shall mean any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority, department, commission, board or bureau thereof or any federal, state, local or foreign court, tribunal or arbitrator.

      "HSR Act" shall have the meaning ascribed to such term in Section 6.3 of this Agreement.

      "HAT" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Harris" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "HSP" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Indemnifiable Losses" shall have the meaning ascribed to such term in
Section 11.2(a) of this Agreement.

      "Indemnifying Party" shall have the meaning ascribed to such term in
Section 11.2(a) of this Agreement.

      "Indemnitee" shall have the meaning ascribed to such term in Section 11.2(a) of this Agreement.

      "Indemnity Payment" shall have the meaning ascribed to such term in
Section 11.2(a) of this Agreement.

      "Purchase Price" shall have the meaning ascribed to such term in Section
4.1 of this Agreement.

       [Page 3 missing]

      "Purchase Price" shall have the meaning ascribed to such term in Section
4.1 of this Agreement.

      "Purchaser" shall have the meaning ascribed to such term in the recitals to this Agreement.

      "Retained Liabilities" shall have the meaning ascribed to such term in
Section 3.2 of this Agreement.

      "Seller" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Sellers" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Specified Distributors" shall have the meaning ascribed to such term in
Section 3.1(b) of this Agreement.

      "Supply Agreement" shall have the meaning ascribed to such term in Section 5.2(a)(iv) of this Agreement.

      "Testing Hardware and Software" shall have the meaning ascribed to such term in Section 2.1(e) of this Agreement.

      "Third Party Claim" shall have the meaning ascribed to such term in
Section 11.2(a) of this Agreement.

      "Transferred Assets" shall have the meaning ascribed to such term in
Section 2.1 of this Agreement.

      "Year 2000 Compliant" shall have the meaning ascribed to such term in
Section 6.12 of this Agreement.

                                                                       EXHIBIT B

                         INTELLECTUAL PROPERTY AGREEMENT

                                     between

                         TEXAS INSTRUMENTS INCORPORATED,
                                  as Purchaser

                                       and

                               HARRIS CORPORATION,
                 HARRIS ADVANCED TECHNOLOGY (MALAYSIA) SDN. BHD
                                       and
                       HARRIS SOUTHWEST PROPERTIES, INC.,
                                    as Seller

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

I.    DEFINITIONS............................................................2

II.   ASSIGNMENT.............................................................2

      2.1   LOGIC BUSINESS INTELLECTUAL PROPERTY.............................2
      2.2   DOCUMENTATION....................................................2

III.  GRANT OF LICENSE.......................................................2

      3.1   PATENTS..........................................................2
      3.2   KNOW-HOW.........................................................2
      3.3   COPYRIGHTS.......................................................2
      3.4   MASK WORKS.......................................................3
      3.5   TRADEMARKS.......................................................3
      3.6   THIRD PARTY INTELLECTUAL PROPERTY................................3
      3.7   SUBLICENSE.......................................................3
      3.8   QUALITY CONTROL..................................................4
      3.9   IDENTIFICATION OF PATENTS AFTER CLOSING DATE.....................4
      3.10  GRANT-BACK LICENSE FOR SUPPLY AGREEMENTS.........................4

IV.   TECHNOLOGY TRANSFER....................................................4

      4.1   SUFFICIENT TRANSFER..............................................4
            (a)   Identified Parts...........................................5
            (b)   Identified Processes.......................................5
            (c)   Component Testing Software and Hardware and................5
                  Associated Documentation...................................5
            (d)   Logic Product Software.....................................5
            (e)   Technical Data.............................................5
            (f)   Books and Records..........................................5
      4.2   SUPPORT..........................................................6

V.    REPRESENTATIONS AND WARRANTIES.........................................6

      5.1   CONFLICT.........................................................6
      5.2   OWNERSHIP........................................................6
      5.3   NO INFRINGEMENT..................................................6
      5.4   NO INFRINGEMENT BY THIRD PARTY...................................7
      5.5   EFFECTIVE TRANSFER OF NECESSARY RIGHTS...........................7

VI.   MISCELLANEOUS PROVISIONS...............................................7

      6.1   COOPERATION......................................................7
      6.2   NO OBLIGATION....................................................7
      6.3   NOTICES..........................................................7
      6.4   EXPENSES.........................................................8
      6.5   SUCCESSORS AND ASSIGNS...........................................8
      6.6   WAIVER...........................................................9

                                                                          Page
                                                                          ----

      6.7   ENTIRE AGREEMENT; DISCLOSURE SCHEDULES...........................9
      6.8   AMENDMENTS, SUPPLEMENTS, ETC.....................................9
      6.9   RIGHTS OF THE PARTIES............................................9
      6.10  FURTHER ASSURANCES...............................................9
      6.11  APPLICABLE LAW...................................................9
      6.12  EXECUTION IN COUNTERPARTS.......................................10
      6.13  TITLES AND HEADINGS.............................................10
      6.14  INVALID PROVISIONS..............................................10
      6.15  ATTORNEYS' FEES.................................................10

Exhibit A - Definitions

                         INTELLECTUAL PROPERTY AGREEMENT

      This INTELLECTUAL PROPERTY AGREEMENT (this "Agreement") is made and entered into as of ______________________, 1998, by and between Texas Instruments Incorporated, a Delaware corporation ("Purchaser"), and Harris Corporation, a Delaware corporation, acting through its Semiconductor Sector ("Harris"), Harris Advanced Technology (Malaysia) Sdn. Bhd, a Malaysian corporation ("HAT") and Harris Southwest Properties, Inc., a Delaware corporation ("HSP") (collectively, "Seller").

                                    RECITALS:

      WHEREAS, among other businesses, Seller presently conducts the business (the "Commercial Logic Business") of manufacturing, marketing and selling commercial digital logic integrated circuits, listed by part number on Schedule 6.9(a) attached to the Commercial Asset Purchase Agreement defined hereafter (the "Commercial Logic Products");

      WHEREAS, Seller desires to sell and Purchaser desires to purchase Seller's right to manufacture, market and sell the Commercial Logic Products and certain assets, rights and properties of Seller used or useful in connection with the Commercial Logic Business, all on the terms and subject to the conditions set forth in an Asset Purchase Agreement dated October 23, 1998 (the "Commercial Asset Purchase Agreement");

      WHEREAS, Seller also presently conducts the business (the "Military Logic Business") of manufacturing, marketing and selling military digital logic integrated circuits, listed by part number on Schedule 6.9(a) attached to the Military Asset Purchase Agreement defined hereafter (the "Military Logic Products");

      WHEREAS, Seller also desires to sell and Purchaser also desires to purchase Seller's right to manufacture, market and sell the Military Logic Products and certain assets, rights and properties of Seller used or useful in connection with the Military Logic Business, all on the terms and subject to the conditions set forth in an Asset Purchase Agreement dated October 23, 1998 (the "Military Asset Purchase Agreement");

      WHEREAS, Seller owns or controls and has or may have various Intellectual Property rights which relate to or are utilized in the conduct of the Commercial Logic Business and the Military Logic Business and manufacture, marketing and sale of the Commercial Logic Products and Military Logic Products, and which Purchaser desires to acquire by assignment or utilize under license; and

      WHEREAS, Seller wishes to grant ownership or licenses to Purchaser under the various Intellectual Property rights owned or controlled by Seller;

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the parties hereby agree as follows:

                                 I. DEFINITIONS

      As used in this Agreement, unless the context otherwise requires, capitalized terms defined in this Agreement shall have the meanings set forth on Exhibit A hereto. Capitalized terms used but not defined herein have the meanings given them in the respective applicable Commercial Asset Purchase Agreement or Military Asset Purchase Agreement.

                                 II. ASSIGNMENT

      2.1 Logic Business Intellectual Property. Seller agrees to assign and transfer on the Closing Date, and hereby assigns and transfers (effective on the Closing Date) to Purchaser, all right, title and interest of Seller in and to the Logic Business Intellectual Property included in the items listed on the Asset Purchase Agreement Schedules 2.1(e), 2.1(f) and 2.1(g) and all other Logic Business Intellectual Property, together with any and all of the goodwill of the business in connection with which the Trademarks hereby assigned are used; all right, title and interest in any and all pending applications for registration or other protection of the same (including, without limitation, any and all right to claim priority in connection therewith); and all rights and causes of action to sue, enforce or recover for past, present or future infringement, misappropriation, dilution, unfair competition, false designation of origin or the like of the Intellectual Property assigned hereby.

      2.2 Documentation. At and after the Closing Date, each party hereto will execute and deliver any deeds, bills of sale, assignments or assurances and take and do any other actions and things reasonably necessary to vest, perfect or confirm of record or otherwise, in the other party, any and all right, title and interest in, to and under any of the rights, properties or assets of the party acquired or to be acquired by the other party as a result of, or in connection with, this Agreement.

                              III. GRANT OF LICENSE

      3.1 Patents. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free non-exclusive license under all Invention Disclosures and Patents included in Seller Intellectual Property at the Closing Date, to engage in the Logic Business and to make, use, sell, offer for sale, export and import Logic Products.

      3.2 Know-How. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free exclusive license under all Know-How included in Seller Intellectual Property at the Closing Date, and used by Seller in the Logic Business, to make, use, sell, offer for sale, export and import Logic Products and other products in the Field of' Use.

      3.3 Copyrights. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free license under all Copyrights included in Seller Intellectual Property at the Closing Date, to copy and reproduce, create adaptive and derivative works, publicly distribute copies and reproductions, publicly display or perform, and otherwise utilize the Copyrights in the use, sell, offer for sale, export and import of Logic Products. Such license shall be subject to pre-existing rights granted to third parties, but otherwise shall be exclusive in the Field of Use, and non-exclusive otherwise.

      3.4 Mask Works. Seller grants to Purchaser an irrevocable, perpetual, world-wide, fully-paid and royalty-free license under all Mask Works included in Seller Intellectual Property at the Closing Date, to reproduce a Mask Work by any means, to import or distribute a semiconductor chip product in which a Mask Work is embodied or to induce or cause others to do any of the foregoing, for Logic Products. Such license shall be subject to pre-existing rights granted to third parties, but otherwise shall be exclusive in the Field of Use, and non-exclusive otherwise.

      3.5 Trademarks. Seller grants to Purchaser an irrevocable, worldwide, fully-paid and royalty-free license to use Trademarks included in Seller Intellectual Property and previously used by Seller in connection with Logic Products. Such license shall be for a transitional period of two (2) years from the Closing Date or, if longer than two (2) years, until all inventory and work-in-progress displaying Seller's Trademarks, in existence at the Closing Date, is exhausted. Thereupon such license and such rights will terminate. Such license shall be subject to pre-existing rights granted to third parties, but otherwise shall be exclusive in the Field of Use, and non-exclusive otherwise. Notwithstanding the foregoing, the parties agree that Purchaser shall have the right, perpetually, to use all product specific identification numbers and configurations used by Seller in connection with the Logic Products.

      Purchaser shall not acquire under the terms of this Agreement any title or interest in the name "Harris' or "Harris Semiconductor" or Seller's monograms, logos, trademarks, or any variations or combinations thereof that have any application beyond the Logic Business. Purchaser, however, shall be entitled to
(i) market and sell without alteration all Logic Product Inventory acquired hereunder and all Logic Products acquired under the terms of the Supply Agreement (as hereinafter defined), which the parties acknowledge shall bear Seller's package designation, (ii) continue to use, in connection with the manufacture, marketing and sale of Logic Products, all materials and supplies acquired hereunder and shall not be obligated to overstamp or otherwise alter such materials prior to use and (iii) otherwise use the above referenced Seller names and marks in accordance with the terms of the licenses granted in this
Article III.

      3.6 Third Party Intellectual Property. To the extent not otherwise assigned or transferred above, Seller grants to Purchaser a sublicense under any such Third Party Logic Business Intellectual Property at the Closing Date, subject to Purchaser's right to refuse such license, to make, use, sell, offer for sale, export and import Logic Products. Such license shall be irrevocable, perpetual, world-wide, fully-paid and royalty-free, exclusive in the Field of Use and non-exclusive otherwise, to the full extent permissible, or else be on the best other terms available under the license between Seller and the third party, except that any Patents sublicensed hereunder shall be licensed only on a non-exclusive basis.

      3.7 Sublicense. With respect to the assets assigned in Article II herein and the licenses granted in Sections 3.1 through 3.5, and to the full extent permissible under Section 3.6, above, the assignment and license to Purchaser hereunder includes, without limitation:

      (a) the right to have Seller or a third party make Logic Products either in finished or semi-finished form (by way of example, "semi-finished form" includes (1) semiconductor wafers at any stage of their manufacture, (2) foundry services and (3) assembly) for offer for sale, sale, use, lease, import or other disposition directly or indirectly by Purchaser or under the trademark, trade name, or other commercial indicia of Purchaser.

      (b) the right to sublicense to any Affiliate of Purchaser.

      (c) the right to assign or transfer the license by Purchaser to a third party in connection with a merger or sale in which a third party acquires substantially all or a major portion of the Logic Business assets acquired from Seller hereunder.

      3.8 Quality Control. To the extent the Seller Trademarks are used on or in connection with the manufacture, sale, performance or service of Logic Products manufactured, used, performed or sold as of the Closing Date (hereinafter referred to as the "Trademarked Products"), Purchaser shall manufacture, distribute, and sell the Trademarked Products in accordance with applicable minimum quality standards used immediately preceding the Closing Date.

      3.9 Identification of Patents After Closing Date. If, subsequent to the Closing Date, either party identifies any Patents or Mask Works Rights which are Logic Business Intellectual Property that are not specifically identified in this Agreement and for which Seller is obligated under Section 2.1 herein to assign rights therein to Purchaser, then upon notice thereof Seller shall promptly inform Purchaser of all relevant information in Seller's possession and, at the request of Purchaser, Seller shall cooperate in execution and delivery of assignment documentation and take and do any other actions and things reasonably necessary to vest, perfect or confirm of record or otherwise in Purchaser any and all right, title and interest in said Patents or Mask Works Rights. The obligations of Seller under this Section 3.9 shall be Purchaser's sole remedy for any failure to identify or assign Patents or Mask Works Rights which are Logic Business Intellectual Property.

      3.10 Grant-Back License for Supply Agreements. Purchaser grants to Seller a fully-paid and royalty-free non-exclusive license under Logic Business Intellectual Property acquired by Seller under Article II and under Seller Intellectual Property licensed exclusively under Article III, for the duration of and to the extent necessary for Seller to fulfill its obligations to Purchaser under the agreements by and between Seller and Purchaser dated October 23, 1998, for the supply by Seller of Commercial Logic Products and Military Logic Products to Purchaser (the "Commercial Supply Agreement' and "Military Supply Agreement').

                             IV. TECHNOLOGY TRANSFER

      4.1 Sufficient Transfer. Seller agrees to promptly, at its expense, but in no event later than sixty (60) days after Closing Date, transfer to Purchaser any and all information in written or electronic format and materials, in the physical possession or control of Seller and reasonably necessary and sufficient to carry on the business of manufacturing, marketing and selling the Logic Products by Seller and in no event less than necessary to carry on such business in a commercially reasonable manner, including without limitation putting Purchaser in possession of the following:

      (a) Identified Parts -- everything needed by Seller to manufacture, market and sell the parts identified in Schedule 6.9(a) of the Asset Purchase Agreement.

      (b) Identified Processes -- everything needed by Seller to perform all semiconductor manufacturing processes used by Seller to manufacture Logic Products on the Closing Date, through back-end assembly, testing and packaging, including but not limited to the following processes: CD4000; BiCMOS FCT; HC/HCT; and AC/ACT.

      (c) Component Testing Software and Hardware and Associated Documentation -- all component software test programs used in the Logic Business, associated probe cards and final test fixtures (including diagrams thereof, other associated documentation, and testing hardware and software identified on Asset Purchase Agreement Schedule 2.1(e) herein) used in the design and manufacture of the Logic Products, except to the extent unavailable after diligent search and attempt to locate the same;

      (d) Logic Product Software -- all design, development, application and technical support software and associated documentation (including product software identified on Asset Purchase Agreement Schedule 2.1(f) herein) used in the design and manufacture of the Logic Products, except to the extent unavailable after diligent search and attempt to locate the same;

      (e) Technical Data -- all technical information used in the Logic Business (whether in written or electronic format) or relating to the Logic Products or to the manufacture, marketing and sale thereof, including the information identified on Asset Purchase Agreement Schedule 2.1(g) herein and further including, without limitation, except to the extent unavailable after diligent search and attempt to locate the same: test flows for probe and final test, yield data by device for wafer fab and final test, Logic Product data books or data sheets, outstanding specification waivers, outstanding product change notices, special current customer requirements, specific flow for current customers, characterization packets and electrical data logs, process and assembly qualification data, ESD data, all device revisions, all die revisions, die size, fabrication processes, layout rules for each technology, layout data by device, process parameter limits for each technology, process history data for each technology, process recipe modifications by device, mount and bond diagrams by device, quality reliability data and to the extent available, verification rules, schematics by device, SPICE models, materials list of packages, assembly diagrams and masks;

      (f) Books and Records -- all books and records of the Logic Business relating to product engineering, research and development, and manufacture, marketing and sale of Logic Products, including, without limitation, customer lists, backlog information, distributor resale data, internal price books, delivery performance information, and all outstanding Logic Product price quotes, except to the extent unavailable after diligent search and attempt to locate the same.

      If, subsequent to the Closing Date, either party identifies any information or materials which have not been delivered to Purchaser as required under this Agreement, then upon notice thereof Seller shall promptly undertake all reasonable steps to effect such delivery.

      4.2 Support. Seller agrees to provide Purchaser after Closing Date reasonable support to put Purchaser in a position to carry on the business of manufacturing, marketing and selling the Logic Products at least to the extent carried on by Seller and in no event less than in a commercially reasonable manner, including without limitation training as requested by Purchaser or Purchaser's employees and further demonstrations or explanations regarding any of the materials or information referred to in Section 4.1. Such support shall include the services of four Seller engineers and four Seller marketing specialists to assist Purchaser during the six month period following the Closing Date, on a full time basis during the first two months of such period and thereafter on a part-time basis as required by Purchaser. The foregoing services will be provided to Purchaser without charge. Such services will be provided at the locations designated by Purchaser. Seller will defray all travel costs associated with such services, up to $50,000 in the aggregate. Purchaser will reimburse Seller for all additional travel costs incurred at the request of Purchaser, based on actual expenditures for coach airfare and standard business accommodations and meals. Any support services requested by Purchaser in addition to the foregoing shall be provided by Seller at an hourly rate of $50.00 per hour per Seller employee, but not to exceed a day rate per employee of $400.00.

                        V. REPRESENTATIONS AND WARRANTIES

      5.1 Conflict. These representations and warranties are in addition to and not in lieu of all representations and warranties set forth in the Asset Purchase Agreement.

      5.2 Ownership. Seller owns or has the right to license the Testing Hardware and Software, the Product Software, the Technical Data and all other intellectual property rights to be conveyed or licensed to Purchaser pursuant to this Agreement and the Asset Purchase Agreement (collectively referred to as "Proprietary Rights") and has the rights to sell, assign, transfer, license and deliver, as applicable, such Proprietary Rights to Purchaser as contemplated herein.

      5.3 No Infringement by Seller.

      (a) Except as noted in Subsection 5.3(b) herein, to the actual knowledge of Seller, the Proprietary Rights do not conflict with or infringe, and no one has asserted to Seller that such rights conflict with or infringe, any proprietary rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against Seller with respect to any Proprietary Rights, and to the knowledge of Seller, none has been threatened against Seller. Except as noted in Subsection 5.3(b) herein, to the actual knowledge of Seller, there are no facts or alleged facts which would reasonably serve as a basis for any claim that Seller does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the design, development, manufacture, use, sale and other disposition of any or all of the Products and services presently being used, furnished or sold in the conduct of the Logic Business as it is now being conducted.

      (b) Beginning in 1989 Seller received notices regarding alleged infringement and future infringement relating to patents and patent applications for which Jerome Lemelson is a named inventor. Purchaser acknowledges this matter as described in the letter to Mr. Douglas E. Whitney, Esq., dated January 14, 1998 (a copy of which Purchaser acknowledges having received including an Exhibit A) and the complaint filed by the Lemelson Medical, Education & Research Foundation, Limited Partnership in U.S. District Court, District of Arizona on July 31, 1998, naming multiple defendants including Purchaser. As of the date of this Agreement this matter remains unresolved.

      5.4 No Infringement by Third Party. To the actual knowledge of Seller, the Proprietary Rights transferred or exclusively licensed to Purchaser herein are not infringed by any third party, and Seller has not asserted against any third party that such rights are infringed by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against a third party by Seller with respect to those rights.

      5.5 Effective Transfer of Necessary Rights. Pursuant to the Asset Purchase Agreement and the documents, instruments and agreements contemplated thereby, Seller will either (i) license the Proprietary Rights or (ii) transfer good title to the Proprietary Rights to Purchaser. The Proprietary Rights sold or licensed to Purchaser pursuant to the Asset Purchase Agreement and the documents, instruments and agreements contemplated thereby, including but not limited to this Agreement, will transfer all necessary Intellectual Property rights which Seller has the right and authority to transfer to Purchaser to conduct the Logic Business, at least to the extent carried on by Seller immediately prior to the Closing Date, with the mutual understanding that conduct of the Logic Business by Purchaser may require that Purchaser utilize in conjunction therewith the intellectual property rights, business organization and capabilities presently in Purchaser's possession.

                          VI. MISCELLANEOUS PROVISIONS

      6.1 Cooperation. Seller agrees to make its employees reasonably available to the Purchaser to reasonably assist and otherwise reasonably cooperate in the preparation and prosecution of all Logic Business Patents, Logic Business Trademarks, Logic Business Copyrights, Logic Business Mask Works and Logic Business Invention Disclosures and to execute any and all applications, assignments, affidavits, and any other papers in connection therewith to perfect Purchaser's rights in any country. Such assistance and cooperation includes, but is not limited to communicating relevant facts and enabling contact with relevant employees and cooperating in testifying in any legal proceedings, signing all lawful papers, executing all divisionals, continuations, reissues and substitute applications, making all lawful oaths, and generally doing everything reasonable to aid Purchaser, its successors, assigns and nominees to pursue and enforce protection in all countries.

      6.2 No Obligation. Nothing in this Agreement shall require Purchaser to pursue or continue to pursue in any country any patent or invention registration or the like, or trademark, copyright or mask work registration, or any similar protection; nor to enforce the same against infringements or the like; nor to maintain in force any current or subsequently obtained patent or invention registration, or trademark, copyright or mask work registration, or the like.

      6.3 Notices. All notices and other communications required or permitted hereunder will be in writing and, unless otherwise provided in this Agreement, will be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer

(confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

      (a)   If to Seller, to:
                  Harris Semiconductor
                  P.O. Box 883, M/S 53-209
                  Melbourne, Florida 32902-0083
                  Attention: Stephen K. Cusick, Esquire
                  Facsimile No.: (407) 729-5392

            with a copy to:
                  Harris Corporation
                  1025 West NASA Boulevard, M/S 119 CHQ
                  Melbourne, Florida 32919
                  Attention: Richard L. Ballantyne, Esquire
                  Facsimile No.: (407) 727-9222

            (b)   If to Purchaser, to:
                  Texas Instruments Incorporated
                  7839 Churchill Way, M/S 3995
                  Dallas, Texas 75251
                        - or -
                  P.O. Box 650311, M/S 3995
                  Dallas, Texas 75265
                  Attention: Charles D. Tobin
                  Facsimile No.: (214) 917-3804

            with a copy to:
                  Texas Instruments Incorporated
                  8505 Forest Lane, M/S 8658
                  Dallas, Texas 75243
                        - or -
                  P.O. Box 660199, M/S 8658
                  Dallas, Texas 75266
                  Attention: Richard J. Agnich, Esq.
                  Facsimile No.: (972) 480-5061

or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

      6.4 Expenses. Except as otherwise expressly provided herein, each party hereto will pay any expenses incurred by it incident to this Agreement and in preparing to consummate and consummating the transactions provided for herein.

      6.5 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and shall be assignable or delegable by either party without the prior written consent of the other party; provided, however, that upon notice to Seller, Purchaser may assign or delegate any or all of their rights or obligations under this Agreement to any Affiliate thereof or to any Person that directly or indirectly acquires, after the Closing, all or substantially all of the assets or voting stock of Purchaser.

      6.6 Waiver. Purchaser may, by written notice to Seller, and Seller may, by written notice to Purchaser, (a) extend the time for performance of any of the obligations of the other party under this Agreement, (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement, (c) waive compliance with any of the conditions or covenants of the other party contained in this Agreement, or (d) waive or modify performance of any of the obligations of the other party under this Agreement; provided, however, that no such party may, without the prior written consent of the other parties, make or grant such extension of time, waiver of inaccuracies or compliance or waiver or modification of performance with respect to its representations, warranties, conditions or covenants hereunder. Except as provided in the immediately preceding sentence, no action taken pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

      6.7 Entire Agreement; Disclosure Schedules. This Agreement, which includes the schedules and exhibits hereto, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated hereby and constitutes the entire agreement by and among the parties hereto, except as otherwise set forth in the Asset Purchase Agreement which shall control in the event of any conflict herewith.

      6.8 Amendments, Supplements, Etc. This Agreement may be amended or supplemented at any time by additional written agreements as may mutually be determined by Purchaser and Seller to be necessary, desirable or expedient to further the purposes of this Agreement or to clarify the intention of the parties.

      6.9 Rights of the Parties. Nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give any Person other than the parties hereto or their assigns any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

      6.10 Further Assurances. From time to time, as and when requested by any party hereto, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments, make such other deliveries and take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

      6.11 Applicable Law. This Agreement and the legal relations among the parties hereto will be governed by and construed in accordance with the rules and substantive Laws of the State of Florida, United States of America, without regard to conflicts of law provisions thereof.

      6.12 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

      6.13 Titles and Headings. Titles and headings to Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      6.14 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future Law, and if the rights or obligations under this Agreement of Seller on the one hand and Purchaser on the other hand will not be materially and adversely affected thereby, (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; and (d) in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible, or if such addition is not possible the parties will negotiate in good faith a reasonable provision.

      6.15 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover in such action its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  TEXAS INSTRUMENTS INCORPORATED

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________


                                  HARRIS CORPORATION

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________


                                  HARRIS ADVANCED TECHNOLOGY
                                  (MALAYSIA) SDN. BHD

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________


                                  HARRIS SOUTHWEST PROPERTIES CORP.

                                  By: _______________________________
                                  Name: _____________________________
                                  Title: ____________________________

                                    EXHIBIT A

                                   DEFINITIONS

      "Affiliate" shall mean with respect to any Person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with that Person.

      "Agreement" shall mean this Intellectual Property Agreement as defined in the preamble to this Agreement.

      "Asset Purchase Agreement" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, or either of them, as in the context is appropriate, or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means the Commercial Asset Purchase Agreement.

      "Closing Date" means the Closing Date as defined in the respective applicable Commercial Asset Purchase Agreement or Military Asset Purchase Agreement.

      "Commercial Asset Purchase Agreement" shall mean the Asset Purchase Agreement dated October 23, 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the Commercial Logic Business and Commercial Logic Products, as defined in the recitals to this Agreement.

      "Commercial Logic Business" means the business conducted by Seller of manufacturing, marketing and selling commercial but not military and not radiation hardened digital logic integrated circuits.

      "Commercial Logic Products" means the commercial digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Commercial Logic Business and listed by part number on Schedule 6.9(a) of the Commercial Asset Purchase Agreement.

      "Commercial Supply Agreement" shall mean the Supply Agreement dated __________, 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the supply by Seller of Commercial Logic Products to Purchaser, as defined in Section 3.10.

      "Copyrights" means all rights associated with works of authorship, including moral rights, registered and unregistered copyrights, registrations and applications therefor, in all media, throughout the world.

      "Field of Use" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means (a) any digital logic integrated circuit manufactured by any of the CD4000, BiCMOS FCT, HC/HCT and AC/ACT processes; and (b) any of the products identified by part numbers listed on Schedules 6.9(a) of the Commercial Asset Purchase Agreement or the Military Asset Purchase Agreement and manufactured by any process; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means (a) any commercial digital logic integrated circuit manufactured by any of the CD4000, BiCMOS

FCT, HC/HCT and AC/ACT processes; and (b) any of the products identified by part numbers listed on Schedule 6.9(a) of the Commercial Asset Purchase Agreement and manufactured by any process.

      "Intellectual Property" means Patents, Trademarks, Know-How, Copyrights and Mask Works.

      "Know-How" means know-how, technology, inventions disclosed in Invention Disclosures, trade secrets, technical information, software and source code and documentation therefor, notebooks, drawings, and (with respect to semiconductor devices) mask works and application specific software.

      "Logic Business" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means the business conducted by Seller of manufacturing, marketing and selling commercial and military but not radiation hardened digital logic integrated circuits; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means the business conducted by Seller of manufacturing, marketing and selling commercial but not military or radiation hardened digital logic integrated circuits;

      "Logic Business Intellectual Property" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means that portion of Seller Intellectual Property which relates directly to and is used exclusively in the Logic Business or Logic Products; or,
(2) if the parties close on only the Commercial Asset Purchase Agreement, means that portion of Seller Intellectual Property which relates directly to and is used exclusively in the Commercial Logic Business or Commercial Logic Products.

      "Logic Products" (1) if the parties close on both the Commercial Asset Purchase Agreement and the Military Asset Purchase Agreement, means the commercial and military digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Logic Business and listed by part number on Schedules 6.9(a) of the Commercial Asset Purchase Agreement or the Military Asset Purchase Agreement; or, (2) if the parties close on only the Commercial Asset Purchase Agreement, means the commercial digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Commercial Logic Business and listed by part number on Schedule 6.9(a) of the Commercial Asset Purchase Agreement.

      "Mask Works" means all registered or unregistered mask work rights, mask work registrations and mask work applications, throughout the world.

      "Military Asset Purchase Agreement" shall mean the Asset Purchase Agreement dated October 23, 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the Military Logic Business and Military Logic Products, as defined in the recitals to this Agreement.

      "Military Logic Business" means the business conducted by Seller of manufacturing, marketing and selling Military but not commercial and not radiation hardened digital logic integrated circuits.

      "Military Logic Products" means the Military digital logic integrated circuits products manufactured, marketed or sold directly or indirectly by Seller in the Military Logic Business and listed by part number on Schedule 6.9(a) of the Military Asset Purchase Agreement.

      "Military Supply Agreement" shall mean the Supply Agreement dated __________, 1998, by and between Purchaser and Seller, executed contemporaneously herewith, relating to the supply by Seller of Military Logic Products to Purchaser, as defined in Section 3.10.

      "Patents" means patents, utility models and all similar government grants of rights to inventions, and all applications and related rights therefor (including any and all divisions, continuations, continuations-in-part, reissues, renewals, reexaminations and extensions thereof), throughout the world.

      "Person" has the same meaning as defined in the Asset Purchase Agreement.

      "Proprietary Rights" shall have the meaning ascribed to such term in
Section 5.2 of this Agreement.

      "Purchaser" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Seller" shall have the meaning ascribed to such term in the preamble to this Agreement.

      "Seller Intellectual Property" means (a) all Intellectual Property owned or controlled by Seller or an Affiliate of which Seller owns a majority or controlling interest; and (b) all Intellectual Property owned or controlled by a third party and licensed to Seller or an Affiliate of which Seller owns a majority or controlling interest and which Intellectual Property includes a right of assignment, transfer or sublicense that gives a right to assign or transfer to, or sublicense Purchaser.

      "Seller Products" means all products and services that are being manufactured or performed by Seller at any time, other than Logic Business Products that are being manufactured or performed by Seller as of the Closing Date.

      "Technical Data" shall have the meaning ascribed to such term in Section 4.1(e) of this Agreement.

      "Third Party Logic Business Intellectual Property" means Intellectual Property owned or controlled by a third party and licensed to Seller, or an Affiliate of which Seller owns a majority or controlling interest, under an exclusive license which provides Seller a right of assignment or transfer or sublicense that gives a right to assign or transfer or sublicense Purchaser and which relates exclusively to the Logic Business or Logic Products, or is used or held for use exclusively in the Logic Business.

      "Trademarks" means all registered and unregistered trademarks, service marks, trade names, symbols, labels, packages, configuration of goods, words, slogans, phrases, numerals, or devices or combinations thereof, capable of distinguishing goods or services from goods or services of others, and all registrations and applications therefore, now existing or hereafter filed, throughout the world.

                                                                       EXHIBIT C

                            Military Supply Agreement

                                 By and Between

                         Texas Instruments Incorporated

                                       and

                               Harris Corporation

                            Military Supply Agreement

      This Agreement (hereinafter "Agreement") is made in duplicate original counterparts and effective as of its execution date ("Effective Date") by and between Harris Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware, acting by and through its Semiconductor Sector with a principal place of business at 2401 Palm Bay Road, Northeast, Palm Bay, Florida 32905 (hereinafter "Harris") and Texas Instruments Incorporated, a corporation duly organized and validly existing under the laws of the State of Delaware, acting by and through its Semiconductor Group with a principal place of business at 8505 Forest Lane, Dallas, Texas 75243 (hereinafter "TI"). Buyer and/or TI may be referred to herein as a "Party" or the "Parties", as the case may require.

      WHEREAS, Harris and its affiliates and TI have entered into an Asset Purchase Agreement (the "APA") pursuant to which TI will purchase from Harris the exclusive right to manufacture, market and sell certain Military Logic Products (capitalized terms used herein and not otherwise defined shall have the meanings given to them in the APA) along with certain assets, rights and properties of Harris, used or useful with the Military Logic Business, all on the terms and subject to the conditions set forth in the APA.

      WHEREAS, in order to provide for a continuing source of supply of Military Logic Products during a transition period beginning on the Effective Date and ending on June 30, 1999, unless mutually extended by the parties, Harris agrees to sell and TI agrees to purchase certain semiconductor products, devices, wafers and/or die pursuant to specifications and in quantities mutually agreed upon by the parties and subject to the Terms and Conditions set forth in this Agreement.

      NOW THEREFORE, the Parties agree as follows:

1. Definitions. For the purposes of this Agreement, the following underlined terms will have the meanings set forth below.

      1.1. "Estimated Ship Date" shall mean the date Harris approximates that it will ship the Product to TI.

      1.2. "Lead-time" shall mean the approximate length of time Harris requires from the date a purchase order for the Product is submitted to Harris by TI until such time Harris can ship the Product pursuant to such purchase order.

      1.3. "Product" shall mean those semiconductor products, devices, wafers and/or die to be manufactured by Harris pursuant to this Agreement.

      1.4. "Product Specification" shall mean the acceptance criteria for the Product mutually agreed upon between Harris and TI.

      1.5. "Requested Delivery Date" shall mean the arrival date for the Product requested by TI.

2. Scope of Agreement. Subject to the terms and conditions set forth in this Agreement, Harris agrees to sell to TI semiconductor product, devices, wafers and/or die manufactured using processes consistent with Harris' standard internal practices according to specifications and in quantities mutually agreed upon by the Parties. Harris shall deliver to TI and TI shall purchase Product ordered by TI pursuant to the terms and conditions set forth in this Agreement.

3.    Statement of Work.

      3.1. TI shall consult with and guide Harris as well as provide reasonable technical assistance in the fulfillment of manufacturing responsibilities undertaken by Harris pursuant to this Agreement.

      3.2. Harris will be responsible for Process Technology and facilities necessary and/or appropriate for performing its manufacturing responsibilities specified herein.

      3.3. Harris agrees to provide reasonable technical support to assist in failure analysis of Product provided under this Agreement and to respond to TI's needs for such analysis in a timely manner.

4.    Product Forecasts, Purchases and Sales.

      4.1. Four Month Rolling Forecast. During the term of this Agreement, TI shall supply to Harris by the first day of each month a non-binding four month rolling forecast of estimated unit demand by wafer technology for unassembled semiconductor products and by package level for finished goods. Upon execution of this Agreement, TI shall provide Harris with its initial four month rolling forecast. Requests for quantities greater than those set forth in TI's four month forecasts will be accommodated by Harris to the extent capacity is available. Within seven (7) days of receipt of each of TI's rolling four month forecasts, Harris shall provide written acceptance or rejection of the demand levels set forth in TI's forecast and shall communicate the existence and amount of residual capacity available to provide quantities greater than those set forth in TI's forecast.

      4.2. One Month Loading Forecast. In addition to providing the four month rolling forecast described in Section 4.1., TI will, on the last work day preceding the first and fifteenth day of each month, provide Harris with an updated one month loading forecast setting forth TI's estimated product demand and requested delivery date by wafer for unassembled semiconductor products and by device for finished goods. The quantities set forth in weeks (1) one and (2) two of each loading forecast shall constitute a firm commitment on TI's behalf, except that, at any time prior to the second work day of week (2) two, TI reserves the right to change the device loading of the week (2) two mix by up to twenty-five percent (25%). The quantities set forth in weeks (3) three and (4) four of each loading forecast are subject to change but will become firm commitments unless modified in writing by TI prior to the beginning of the third week. Each loading forecast shall constitute a release against the corresponding purchase order issued by TI pursuant to Section 4.3.1. below.

      4.3.  Purchases and Sales.

            4.3.1. TI's purchase of Product shall be initiated by the issuance of a written purchase order which will provide a reasonable Lead-time to ensure timely delivery of the products. A purchase order will only be accepted by Harris if issued by TI's authorized representative. Each purchase order issued by TI shall specify: (i) a purchase order number and date, (ii) quantity of Product to be delivered using the Minimum Line Quantities ("MLQ's') listed on Exhibit A, (iii) Product part number and revision level, (iv) Product description, (v) Product unit price, (vi) Requested Delivery Date, (vii) shipping instructions, including carrier and delivery address, and (viii) signature(s) of authorized TI representative. No terms or conditions in either Party's purchase, sales, delivery or shipping, forms of acknowledgments, or similar documents shall have effect to the extent such terms and conditions are inconsistent with terms and conditions set forth in this Agreement.

            4.3.2. Within five (5) business days after Harris receives TI's purchase order, Harris shall provide to TI Estimated Ship Date for the Product requested pursuant to such purchase order. If Harris cannot commit to an Estimated Ship Date that satisfies TI's Requested Delivery Date, Harris shall propose, in good faith, an alternative Estimated Ship Date. Any purchase order placed by TI prior to the termination of this Agreement in which the Estimated Ship Date will be after the termination of this Agreement shall continue to be governed by the terms and conditions of this Agreement.

            4.3.3. All forecasts, purchase orders and shipping documents between the parties shall be communicated by electronic means to the maximum extent feasible.

5.    Pricing.

      5.1. Product Pricing and Minimum Line Quantities. Prices charged shall be as indicated on Exhibit A attached hereto and incorporated herein by this reference. Prices cover only semiconductor products, devices, wafers, and/or die set forth in Exhibit A. Any semiconductor products, devices, wafers and/or die not set forth in Exhibit A will be provided only if pricing and other terms are separately negotiated and mutually agreed upon by the Parties.

      5.2. Product Specification Change Process. Upon receipt of a written request by TI, Harris shall, within fifteen (15) business days, submit to TI a written summary of estimated adjustments or costs, if any, reasonably required to implement a modification to the Product Specification requested by TI. Such summary shall include the change, if any, to: (i) any applicable Product delivery dates; and (ii) the mask tooling impacted and unit price. Written approval from TI must be received by Harris prior to implementation of such changes, and will be referenced as an Amendment to this Agreement. If Harris does not receive such written approval from TI within five (5) calendar days after Harris submits a summary to TI, TI shall have been deemed to have withdrawn such request for change to the Product Specifications.

      5.3. Freight and Tax Charges. Prices set forth in this Agreement do not include freight charges or any customs duties, sales, use, value added, excise, Federal, state, local or other similar taxes. All such duties or taxes shall be paid by TI, or in lieu thereof, TI shall provide Harris with an appropriate exemption certificate.

6.    Delivery, Shipments, Invoices and Payments.

      6.1. Title and Transportation. All shipments of Product to TI shall be F.O.B. point of manufacture. Title and risk of loss or damage shall pass to TI upon tender of delivery of the Products to a carrier at manufacturing point.

      6.2.  Terms and Method of Payment. Terms of payment shall be net thirty
            (30) days from date of invoice. TI's payment of any invoice shall not constitute acceptance of Products. Such invoices may be subject to adjustments for errors, shortages, or defects in Products. Each shipment shall constitute an independent transaction and TI shall pay for the same in accordance with the specified payment terms. Payments shall be made in US dollars.

7. Term. Subject to the terms and conditions set forth in this Agreement, TI may issue purchase orders at any time prior to June 30, 1999. Unless sooner terminated under the provisions of this Agreement, this Agreement shall terminate on June 30, 1999, unless mutually extended by the parties. Provisions of this Agreement which by their terms extend past the termination date shall survive termination.

8. Inspection and Acceptance. TI agrees to perform incoming inspection of Product within thirty (30) calendar days of TI's receipt of Product. If Harris delivers Product to TI that does not conform in a material respect to TI's purchase order, TI shall notify Harris by written notice within five (5) calendar days after TI inspects Product. If TI rejects such product, TI's notice shall specify TI's reason(s) for rejecting the Product. TI will thereupon return rejected Product F.O.B. shipping point for repair or replacement at Harris' option.

9.    Product Warranty.

      9.1. Warranty Period. Harris, except as otherwise provided below, warrants all goods against faulty workmanship or the use of defective materials and warrants that goods will conform to published Harris specifications or other agreed upon written Product Specifications. Unassembled semiconductor devices in wafer or die form shall meet the minimum yield levels set forth in Exhibit A attached hereto and incorporated herein by this reference. The warranty period for finished goods shall be two (2) years from the date of shipment. The warranty period for unassembled semiconductor devices in wafer or die form shall be six (6) months from the date of shipment. All product returned to Harris for failure to comply with the applicable specifications will be repaired or replaced within reasonable lead-time, at the option of Harris.

      9.2. No Additional Warranties. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, HARRIS MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED CONDITIONS OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY OBLIGATION ON THE PART OF HARRIS. TI'S REMEDIES SHALL BE LIMITED TO THE REMEDIES SPECIFIED HEREIN.

10. Limitation of Damages. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF GOODWILL, OVERHEAD, COST OF COVER OR OTHER INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, AND WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. THESE LIMITATIONS SHALL APPLY EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY HEREIN.

11.   Miscellaneous.

      11.1. Force Majeure. Anything contained in this Agreement to the contrary notwithstanding, the obligations of the Parties hereto shall be subject to all laws, both present and future, of any government having jurisdiction over the Parties hereto, and to orders, regulations, directions or requests of any such government, or any department, agency or corporation thereof, and to war, acts of public enemies, strikes or other labor disturbances, accidents, transportation embargo, shortage of supplies, fires, floods, earthquakes, acts of God, or causes of like or different kind beyond the control of the Parties, and the Parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, order, regulation, direction, request or contingency, for the period such cause endures. Production and deliveries may be allocated in a reasonable manner among its customers by Harris when these circumstances create a delay or shortfall in production of the Product or of products of the general type covered by this Agreement. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement for the period such delay continues and if any such cause renders impossible or delays for a period of more than six months either Party's performance of any of its material obligations under this Agreement, the other Party may upon written notice terminate this Agreement and such termination will be deemed to have occurred with consent of both parties. The Party whose performance is delayed on account of any such cause shall promptly notify the other Party and shall exert reasonable efforts to recommence performance as soon as possible.

      11.2. Relationship of Parties.

            11.2.1. Neither Party shall have, or shall represent that it has, any power, right, or authority to bind the other Party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other Party or in the other Party's name.

            11.2.2. Each Party is an independent contractor; nothing in this
                    Agreement shall be construed as constituting Harris and TI as partners, joint venturers, or as creating the relationships of employer and employee, franchiser and franchisee, master and servant, principal and agent, or any other form of legal association that would impose liability on one Party for the act or failure to act of the other Party.

            11.2.3. Harris shall grant TI upon reasonable notice, access to its manufacturing line during normal business hours for the purpose of inspection and observation. Such access shall be granted as long as it does not unduly interfere with Harris operations or other business affairs.

            11.2.4. An employee of one Party shall not be considered, for any purpose, an employee of the other Party. To the extent this Agreement involves work by one Party on the premises of the other Party, each Party shall instruct and require its respective visiting employees to observe and obey all rules, policies and procedures in effect at the facilities of the other Party.

      11.3. Notices and Administration of the Agreement. All notices shall be given in writing either by personal delivery to the Party to whom notice is directed, or by confirmed telex or facsimile, or by a commercial overnight courier service, or by registered or certified mail, return receipt requested. The date upon which any such notice is so personally delivered, the date of confirmation of telex, facsimile, or courier delivery, or if the notice is given by registered or certified mail, the date three (3) days after it is deposited in the U.S. mail, shall be deemed to be the date shown as delivered on the return receipt of such notice, irrespective of the date appearing therein. For and on the behalf of each Party, the person designated below shall have cognizance of the work provided pursuant to this Agreement. General administration of the Agreement shall be through them. Each Party reserves the right to independently appoint a different individual and agrees to notify the other Party in writing of such change. All statements and notices shall be sent directly to the following individuals.

            -------------------------------------------------------------------
                        If to TI                        If to Harris
                        --------                        ------------
            -------------------------------------------------------------------
            Texas Instruments Incorporated    Harris Corporation
            P.O. Box 84, M.S. 853             Semiconductor Sector
            Sherman, Texas  75091             P.O. Box 883, M.S. 53-202
            Attention: Robert Kroger          Melbourne, FL  32902-0883
                                              Attention: Ray Odom
            -------------------------------------------------------------------

      11.4. Language Interpretation. In the interpretation of this Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations other bodies, and vice versa, (d) references to Parties, sections, schedules, addenda, paragraphs, articles and exhibits shall mean the Parties, sections, schedules, addenda, paragraphs, articles and exhibits of and to this Agreement, and (e) periods of days, weeks or months shall mean calendar days, weeks or months.

      11.5. Headings. Article and Section headings are included solely for convenience, are not to be considered a part of this Agreement, and are not intended to be full and accurate descriptions of their contents.

      11.6. Export. Each Party hereby assures the other that it will not knowingly, without prior authorization, if required of the Office of Export Administration, U.S. Department of Commerce, export or reexport (as defined in Section 380.1(b)-(c) of the Export Administration Regulations and any amendments thereto) the technical data covered hereby. TI shall be responsible for determining the ITAR status of devices manufactured under this Agreement, and for obtaining all applicable licenses.

      11.7. Other Restrictions. In exercising its rights under this Agreement, each Party agrees to comply strictly and fully with all export controls imposed on Products by any country or organization or nations within whose jurisdiction each Party operates or does business. Each Party agrees not to export or permit export of Products or any related technical data or any direct Product of any related technical data, without complying with the export control laws in the relevant jurisdiction.

      11.8. Incorporation by Reference. Except as herein set forth to the contrary, the terms and conditions of the APA are herein incorporated by reference as if set forth in full.

      11.9. Exhibits. The following is the list of Exhibits which are attached hereto and are hereby incorporated into this Agreement by reference.

            Exhibit A: Pricing and Minimum Die Per Wafer and Minimum Line
                       Quantities.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by duly authorized officers or representative as of the date first above written.

TEXAS INSTRUMENTS INCORPORATED            HARRIS CORPORATION
Semiconductor Group                       Semiconductor Sector


By: __________________________            By: ____________________________

Name: ________________________            Name: __________________________

Title: _______________________            Title: _________________________

Date: ________________________            Date: __________________________

                                    EXHIBIT A

                            MILITARY SUPPLY AGREEMENT
          PRICING AND MINIMUM DIE PER WAFER AND MINIMUM LINE QUANTITIES

1. PRICING AND MINIMUM DIE PER WAFER. The military products subject to this Agreement are provided as follows:

            The military products, their prices, and the minimum die per wafer ("MDPW") are listed in Schedule 1(a)[m] attached.

2. MINIMUM LINE QUANTITIES. The minimum line quantities ("MLQ's") to be ordered are as follows:

      a)    Finished Goods Requests (available in die bank)

            Military          100 units

      b)    Die Request

            100 units Minimum die request will be equivalent to six (6) wafers, MDPW by device as set forth in Schedule 1 (a)[m] for all military die requests.

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

135957                                     06415XXXXBN5A             1.482      1.186    0.053      0.053    1,961   1,471    8,824
89262AKB3T                                 05361BXXXBN5A            12.000      9.600    0.020      0.020    5,113   3,835   23,009
89265AKB3T                                 05681XXXXBN5A            49.530     39.624    0.027      0.027    3,732   2,799   16,792
89267AKB3T                                 05675XXXXBN5A            33.600     26.880    0.030      0.030    3,354   2,515   15,091
89270AKB3T                                 10494BXXXBN5A            38.220     30.576    0.104      0.104      998     748    4,491
89271AKB3T                                 04020AXXXBN5A            35.550     28.440    0.188      0.188      523     392    2,355
89273AKB3T                                 05867XXXXBN5A            32.310     25.848    0.031      0.031    3,194   2,396   14,373
CD14538BF3A            5962-9055701EA      13024BXXXBN5A             2.180      1.744    0.093      0.093      300     225    1,350
CD4000AFB              JM38510/05201BCA    05361BXXXJN5A            15.397     12.318    0.024      0.024      300     225    1,350
CD4001BF3A                                 06939XXXXJN5A             1.006      0.805    0.046      0.046    2,750   2,063   12,375
CD4001BF3AS2283                            06939XXXXJN5A             0.500      0.400    0.046      0.046    2,750   2,063   12,375
CD4001BFB              JM38510/05252BCA    06939XXXXJN5A             7.803      6.242    0.046      0.046    2,750   2,063   12,375
CD4001BFS2484                              06939X                    0.690      0.552    0.038      0.038    2,781   2,086   12,515
CD4001BK3                                  06939XXXXBN5A            23.325     18.660    0.045      0.045    2,781   2,086   12,515
CD4001UBF3A                                06924XXXXBN5A             1.712      1.370    0.037      0.037    2,765   2,074   12,442
CD4001UBF3AS2451                           06924XXXXBN5A             1.367      1.094    0.037      0.037    2,765   2,074   12,442
CD4002BF3A             7704403CA           10255XXXXBN5A             1.387      1.110    0.037      0.037    2,781   2,086   12,515
CD4002BK3                                  10255XXXXBN5A             6.196      4.957    0.037      0.037    2,781   2,086   12,515
CD4006BF3A                                 06910XXXXBN5A             2.156      1.725    0.085      0.085    1,215     911    5,468
CD4006BF3AS2451                            06910XXXXBN5A             2.270      1.816    0.085      0.085    1,215     911    5,468
CD4007UBF3A                                06938XXXXBN5A             1.613      1.290    0.030      0.030    3,476   2,607   15,641
CD4007UBF3A116                             06938XXXXBN5A             1.310      1.048    0.030      0.030    3,476   2,607   15,641
CD4007UBF3AS2451                           06938XXXXBN5A             1.829      1.463    0.030      0.030    3,476   2,607   15,641
CD4008BF3A                                 06724AXXXBW5A             2.073      1.658    0.078      0.078    1,333   1,000    5,998
CD4009UBF3A                                06868XXXXBN5A             2.219      1.775    0.040      0.040    2,719   2,039   12,236
CD40101BF3A                                06588XXXXBN5A             1.931      1.545    0.049      0.049    2,115   1,586    9,517
CD40103BF3A                                06629XXXXBN5A             2.112      1.690    0.132      0.132      785     589    3,533
CD40105BF3A                                06751XXXXBN5A             1.850      1.480    0.167      0.157      658     493    2,959
CD40106BF3A                                10900XXXXBN5A             1.526      1.221    0.041      0.041    2,522   1,892   11,349
CD40107BF3A                                06706XXXXBN5A             1.827      1.462    0.029      0.029    3,513   2,634   15,807
CD40108BD3                                 10363XXXXBN5A            16.378     13.102    0.171      0.171      604     453    2,719


                                        1                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

CD40109BF3A                                11377AXXXBN5A             1.892      1.514    0.077      0.077    1,346   1,010    6,059
CD40109BK3                                 11377AXXXBN5A            31.624     25.299    0.077      0.077    1,346   1,010    6,059
CD4010BF3A                                 06869XXXXBN5A             2.063      1.650    0.038      0.038    2,689   2,017   12,101
CD4011AD3                                  05681XXXXBN5A             3.984      3.187    0.027      0.027    3,732   2,799   16,792
CD4011AFB              JM38510/05001BCA    05681XXXXJN5A             5.898      4.718    0.032      0.032    3,732   2,799   16,792
CD4011BF3A                                 10256AXXXJN5A             1.052      0.842    0.038      0.038    3,559   2,669   16,014
CD4011BF3AS2283                            10256AXXXJN5A             0.500      0.400    0.038      0.038    3,559   2,669   16,014
CD4011BFB              JM38510/05051BCA    10256AXXXJN5A            12.782     10.226    0.038      0.038    3,559   2,669   16,014
CD4011BK3                                  10256AXXXBN5A            17.684     14.147    0.028      0.028    3,680   2,760   16,560
CD4012BF3A                                 10257XXXXBN5A             1.463      1.170    0.041      0.041    2,511   1,883   11,300
CD4012BF3AS2451                            10257XXXXBN5A             1.710      1.368    0.041      0.041    2,511   1,883   11,300
CD4012BFB              JM38510/05052BCA    10257XXXXJN5A            14.025     11.220    0.051      0.051    2,483   1,862   11,174
CD4013BF3A                                 10953XXXXJN5A             1.347      1.078    0.098      0.098    1,479   1,109    6,654
CD4013BF3AS2451                            10953XXXXJN5A             1.259      1.007    0.098      0.098    1,479   1,109    6,654
CD4013BFB              JM38510/05151BCA    10953XXXXJN5A             7.487      5.990    0.098      0.098    1,479   1,109    6,654
CD4013BK3                                  10953XXXXBN5A            22.474     17.979    0.057      0.057    2,170   1,628    9,767
CD4014BF3A                                 10163XXXXBN5A             1.611      1.289    0.086      0.086    1,202     901    5,408
C04015BF3A                                 06911AXXXBN5A             1.597      1.278    0.095      0.095    1,256     942    5,653
CD4015BF3AS2451                            06911AXXXBN5A             1.419      1.135    0.100      0.100    1,256     942    5,653
CD40160BF3A                                10214XXXXBN5A             2.133      1.706    0.100      0.100    1,031     773    4,639
CD40161BF3A                                10215XXXXBN5A             1.752      1.402    0.098      0.098    1,056     792    4,751
CD40163BF3A                                10217XXXXBN5A             2.390      1.912    0.099      0.099    1,043     782    4,695
CD4016BF3A             5962-9064001CA      06940BXXXBN5A             1.360      1.088    0.028      0.028    3,644   2,733   16,396
CD40174BF3A                                10276XXXXBN5A             1.487      1.190    0.070      0.070    1,690   1,267    7.603
CD40175BF3A                                11180XXXXBN5A             1.540      1.232    0.053      0.053    1,945   1,459    8,754
CD4017AFB              JM38510/05601BEA    10494BXXXJN5A             5.414      4.331    0.121      0.121    1,945   1,459    8,754
CD4017BF3A                                 10494BXXXBN5A             1.494      1.195    0.104      0.104      998     748    4,491
CD4017BFB              JM38510/05651BEA    10494BXXXJN5A            10.403      8.322    0.121      0.121      998     748    4,491
CD4018BF3A                                 10113XXXXJN5A             1.861      1.489    0.091      0.091    1,356   1,017    6,101
CD4018BFB              JM38510/05652BEA    10113XXXXJN5A             8.315      6.652    0.091      0.091    1,356   1,017    6,101
CD40192BF3A                                06729XXXXBN5A             2.403      1.922    0.113      0.113      916     687    4,123


                                        2                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

CD40193BF3A                                06730XXXXBN5A             2.130      1.704    0.114      0.114      906     679    4,075
CD40193BF3AS2265                           06730XXXXBN5A             2.919      2.335    0.114      0.114      906     679    4,075
CD4019AFB              JM38510/05302BEA    05652XXXXJN5A             7.261      5.809    0.040      0.040      906     679     4075
CD4019BF3A                                 14269AXXXBN5A             1.515      1.212    0.040      0.040    2,583   1,937   11,623
CD4019BF3AS2451                            14269AXXXBN5A             1.860      1.488    0.040      0.040    2,583   1,937   11,623
CD4019BFB              JM38510/05352BEA    14269AXXXJN5A             7.402      5.922    0.064      0.064    2,583   1,937   11,623
CD4020AFB              JM38510/05603BEA    06065BXXXJN5A             6.831      5.465    0.075      0.075    2,583   1,937   11,623
CD4020BF3A                                 06947XXXXJN5A             1.510      1.208    0.160      0.160      915     686    4,116
CD4020BF3AS2451                            06947XXXXJN5A             1.920      1.536    0.171      0.171      915     686    4,116
CD4020BFB              JM38510/05653BEA    06947XXXXJN5A            11.806      9.445    0.171      0.171      915     686    4,116
CD4021BF3A                                 10164XXXXJN5A             1.651      1.321    0.099      0.099    1,202     901    5,408
CD4021BFB              JM38510/05754BEA    10164XXXXJN5A            11.344      9.075    0.099      0.099    1,202     901    5,408
CD4022BF3A                                 10495BXXXBN5A             2.034      1.627    0.088      0.088    1,176     882    5,292
CD4023BF3A                                 10258XXXXJN5A             1.105      0.884    0.041      0.041    2,539   1,904   11.425
CD4023BFB              JM38510/05053BCA    10258XXXXJN5A            11.974      9.579    0.051      0.051    2,539   1,904   11,425
CD4023BK3                                  10258XXXXBN5A            25.425     20.340    0.041      0.041    2,539   1,904   11,425
CD4024AFB              JM38510/05605BCA    05385CXXXJN5A            10.347      8.278    0.070      0.070    1,574   1,180    7,081
CD4024BF3A                                 06903XXXXBN5A             1.707      1.366    0.065      0.065    1,596   1,197    7,183
CD4024BF3AS2451                            06903XXXXBN5A             1.623      1.298    0.079      0.079    1,596   1,197    7,183
CD4024BFB              JM38510/05655BCA    06903XXXXJN5A             2.221      1.777    0.095      0.095    1,578   1,183    7,099
CD40257BF3A                                06786XXXXBN5A             2.095      1.676    0.054      0.054    1,917   1,438    8,627
CD4025AFB              JM38510/05204BCA    05920XXXXJN5A             8.657      6.926    0.035      0.035    3,326   2,495   14,969
CD4025BF3A                                 10259XXXXBN5A             1.224      0.979    0.041      0.041    2,511   1,883   11,300
CD4025BF3AS2451                            10259XXXXBN5A             1.364      1.091    0.041      0.041    2,511   1,883   11,300
CD4025BFB              JM38510/05254BCA    10259XXXXJN5A             3.572      2.858    0.050      0.050    2,539   1,904   11,425
CD4027BF3A                                 06904AXXXJN5A             1.646      1.317    0.067      0.067    1,901   1,425    8,553
CD4027BF3AS2451                            06904AXXXJN5A             1.239      0.991    0.067      0.067    1,901   1,425    8,553
CD4027BFB              JM38510/05152BEA    06904AXXXJN5A            11.975      9.580    0.067      0.067    1,901   1,425    8,553
CD4028BF3A                                 14271AXXXBN5A             1.618      1.294    0.058      0.058    1,777   1,332    7,994
CD4029BF3A             8101602EA           06836XXXXBN5A             1.804      1.443    0.104      0.104      994     746    4,475
CD4029BF3AS2451                            06836XXXXBN5A             2.148      1.718    0.104      0.104      994     746    4,475


                                        3                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

CD4030BF3A                                 06950XXXXBN5A             1.786      1.429    0.052      0.052    1,985   1,489    8,934
CD4030BF3AS2451                            06950XXXXBN5A             1.424      1.139    0.052      0.052    1,985   1,489    8,934
CD4030BFB              JM38510/05353BCA    06950XXXXJN5A            11.744      9.395    0.060      0.060    2,031   1,523    9,139
CD4031BF3A                                 10204XXXXBN5A             2.876      2.301    0.170      0.170      697     523    3,137
CD4034BF3A                                 10341XXXXBN5A             4.639      3.711    0.207      0.207      498     374    2,243
CD4035BF3A             8101701EA           10165XXXXBN5A             1.530      1.224    0.080      0.080      498     374    2,243
CD4040BF3A                                 06948XXXXBN5A             1.613      1.290    0.110      0.110      937     103    4,215
CD4041UBF3A                                06905AXXXBN5A             1.955      1.564    0.055      0.055    1,885   1,414    8,482
CD4042BF3A                                 06917XXXXBN5A             1.649      1.319    0.048      0.048    2,156   1,617     9701
CD4042BF3AS2451                            06917XXXXBN5A             2.385      1.908    0.048      0.048    2,156   1,617    9,701
CD4043BF3A                                 10125XXXXBN5A             1.727      1.382    0.051      0.051    2,043   1,533    9,195
CD4044BF3A                                 10126XXXXBN5A             1.800      1.440    0.051      0.051    2,043   1,533    9,195
CD4046BF3A             5962-9466401MEA     10005AXXXBN5A             1.960      1.568    0.092      0.092    1,124     843    5,058
CD4046BFS2265                              10005AXXXBN5A             2.100      1.680    0.092      0.092    1,124     843    5,058
CD4047BD3              8102001CA           06943CXXXBN5A             1.893      1.514    0.082      0.082    1,528   1,146    6,875
CD4047BF3A                                 06943CXXXBN5A             1.146      0.917    0.082      0.082    1,528   1,146    6,875
CD4048BF3A                                 06944AXXXBN5A             1.892      1.514    0.058      0.058    1,886   1,415    8,488
CD4048BF3AS2451                            06944AXXXBN5A             2.108      1.686    0.062      0.062    1,886   1,415    8,488
CD4049AFB              JM38510/05503BEA    06246XXXXJN5A            15.859     12.687    0.045      0.045    1,886   1,415    8,488
CD4049UBF3A                                14270AXXX5N5A             1.386      1.109    0.046      0.046    2,592   1,944   11,666
CD4049UBF3AS2451                           14270AXXX5N5A             1.552      1.242    0.046      0.046    2,592   1,944   11,666
CD4049UBFB             JM38510/05553BEA     14270AXXXJN5A           11.267      9.014    0.064      0.064    2,592   1,944   11,666
CD4049UBK3                                  14270AXXXBN5A           25.556     20.445    0.040      0.040    2,592   1,944   11,666
CD4050AFB              JM38510/05504BEA     06265XXXXJN5A            9.105      7.284    0.042      0.042    2,716   2,037   12,220
CD4050BF3A                                  10966AXXXBN5A            1.418      1.134    0.041      0.041    2,506   1,880   11,278
CD4050BF3AS2451                             10966AXXXBN5A            1.748      1.398    0.041      0.041    2,506   1,880   11,278
CD4050BFB              JM38510/05554BEA     10966AXXXJN5A            8.224      6.579    0.056      0.056    2,506   1,880   11,278
CD4051BF3A                                  10905XXXXBN5A            1.577      1.262    0.110      0.110    1,066     800    4,799
CD4052BF3A             7901502EA            10940XXXXBN5A            1.632      1.306    0.079      0.079    1,231     923    5,540
CD4053BF3A             8101801EA            10941XXXXBN5A            1.307      1.046    0.079      0.079    1,305     979    5,875
CD4054BF3A                                  06881XXXXBN5A            2.413      1.930    0.050      0.050    2,072   1,554    9,322


                                        4                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

CD4056BF3A                                  06716MXXXBN5A            2.437      1.950    0.078      0.078    1,326     994    5,966
CD4059AD3                                   06006AXXXBN5A           19.940     15.952    0.254      0.254      380     285    1,712
CD4060BF3A                                  06949AXXXBN5A            1.627      1.302    0.128      0.128      926     694    4,166
CD4063BF3A                                  06415XXXXBN5A            2.183      1.746    0.053      0.053    1,961   1,471    8,824
CD4066BF3A                                  06941XXXXBN5A            1.442      1.154    0.048      0.048    2,156   1,617    9,700
CD4066BF3AS2451                             06941XXXXBN5A            1.438      1.150    0.048      0.048    2,156   1,617    9,700
CD4066BFB              JM38510/05852BCA     06941XXXXJN5A           12.191      9.753    0.058      0.058    2,156   1,617    9,700
CD4066BK3                                   06941XXXXBN5A           29.121     23.297    0.048      0.048    2,156   1,617    9,700
CD4067BF3A                                  06589AXXXBN5A            3.193      2.554    0.049      0.049      958     718    4,310
CD4068BF3A                                  10087XXXXBN5A            1.671      1.337    0.035      0.035    2,797   2,098   12,588
CD4069UBF3A                                 11149XXXXJN5A            1.133      0.906    0.032      0.032    4,626   3,470   20,819
CD4069UBF3AS2442                            11149XXXXJN5A            1.441      1.153    0.032      0.032    4,626   3,470   20,819
CD4069UBFB             JM38510/17401BCA     11149XXXXJN5A           12.000      9.600    0.032      0.032    4,626   3,470   20,819
CD4070BF3A                                  06950XXXXBN5A            1.062      0.850    0.052      0.052    1,985   1,489    8,934
CD4070BFB              JM38510/17203BCA     06950XXXXJN5A           11.240      8.992    0.060      0.060    1,985   1,489    8,934
CD4071BF3A                                  10088XXXXJN5A            1.307      1.046    0.048      0.048    2,663   1,997   11,983
CD4071BFB              JM38510/17101BCA     10088XXXXJN5A           12.308      9.846    0.048      0.048    2,663   1,997   11,983
CD4072BF3A             7706002CA            10027XXXXBN5A            1.505      1.204    0.032      0.032    2,663   1,997   11,983
CD4073BF3A             7705102CA            10089XXXXJN5A            1.568      1.254    0.049      0.049    2,585   1,939   11,633
CD4073BFB              JM38510/17003BCA     10089XXXXJN5A           12.186      9.749    0.049      0.049    2,585   1,939   11,633
CD4075BF3A                                  10090XXXXJN5A            1.397      1.118    0.047      0.047    2,713   2,034   12,207
CD4075BF8              JM38510/17103BCA     10090XXXXJN5A           11.701      9.361    0.047      0.047    2,713   2,034   12,207
CD4076BF3A                                  06584AXXXBN5A            1.818      1.454    0.063      0.063    1,642   1,232    7,389
CD4077BF3A                                  06953XXXXBN5A            1.713      1.370    0.046      0.046    2,077   1,557    9,345
CD4078BF3A             7704402CA            10091XXXXBN5A            1.607      1.286    0.033      0.033    3,130   2,347   14,084
CD4081BF3A             7702402CA            10092XXXXJN5A            1.419      1.135    0.059      0.059    2,703   2,028   12,165
CD4081BF3AS2283                             10092XXXXJN5A            0.590      0.472    0.055      0.055    2,703   2,028   12,165
CD4081BFB              JM38510/17001BCA     10092XXXXJN5A           11.560      9.248    0.059      0.059    2,703   2,028   12,165
CD4082BF3A             7705902CA            10093XXXXJN5A            1.397      1.118    0.044      0.044    2,703   2,028   12,165
CD4082BFB              JM38510/17002BCA     10093XXXXJN5A           11.876      9.501    0.044      0.044    2,934   2,200   13,202
CD4085BF3A                                  06562AXXXXBN5A           1.632      1.306    0.030      0.030    3,422   2,567   15,400


                                        5                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

CD4086BF3A                                  06561AXXXBN5A            1.749      1.399    0.024      0.024    3,938   2,953   17,721
CD4089BF3A                                  10416XXXXBN5A            2.144      1.715    0.108      0.108      960     720    4,319
CD4093BF3A             7704602CA            06586CXXXBN5A            1.563      1.250    0.032      0.032    3,211   2,408   14,450
CD4094BF3A             7702501EA            06602XXXXBN5A            1.553      1.242    0.094      0.094    1,098     823    4,941
CD4098BF3A                                  06946XXXXJN5A            1.791      1.433    0.100      0.100    1,282     961    5,768
CD4098BFB              JM38510/17504BEA     06946XXXXJN5A            9.839      7.871    0.100      0.100    1,282     961    5,768
CD4099BF3A                                  06610XXXXJN5A            1.639      1.311    0.119      0.119    1,151     863    5,179
CD4099BFB              JM38510/17601BEA     06610XXXXJN5A           12.161      9.729    0.127      0.127    1,151     883    5,179
CD4502BF3A             7702002EA            06859XXXXBN5A            1.906      1.525    0.080      0.080    1,290     968    5,806
CD4502BFB              JM38510/17403BEA     06859XXXXBN5A           12.945     10.356    0.097      0.097    1,290     968    5,806
CD4503BF3A                                  10705AXXXBN5A            1.561      1.249    0.059      0.059    1,755   1,316    7,896
CD4504BF3A                                  11901AXXXBN5A            2.028      1.622    0.090      0.090    1,146     860    5,157
CD45040B3AS2451                             11901AXXXBN5A            1.973      1.578    0.090      0.090    1,146     860    5,157
CD4508BD3                                   06785AXXXBN5A           11.419      9.135    0.098      0.098    1,054     791    4,743
CD4508BF3A                                  06785AXXXBN5A            2.833      2.266    0.098      0.098    1,054     791    4,743
CD4511BF3A                                  10480XXXXBN5A            1.818      1.454    0.131      0.131      892     669    4,015
CD4511BK3                                   10480XXXXBN5A           31.867     25.494    0.138      0.138      892     669    4,015
CD4512BF3A                                  10213XXXXBN5A            1.783      1.426    0.060      0.060    1,727   1,295    7,770
CD4514BF3A                                  10075XXXXBN5A            3.095      2.476    0.090      0.090    1,144     858    5,148
CD4515BF3A             7703201JA            10076XXXXBN5A            3.311      2.649    0.100      0.100    1,144     858    5,148
CD4516BF3A                                  06875XXXXBN5A            1.888      1.510    0.093      0.093    1,268     951    5,704
CD4517BF3A                                  10482XXXXBN5A            2.377      1.902    0.182      0.182      567     425    2,552
CD4518BF3A                                  10914AXXXBN5A            1.901      1.521    0.081      0.081    1,278     958    5,751
CD4520BF3A             7702301EA            10915AXXXBN5A            1.615      1.292    0.081      0.081    1,278     958    5,751
CD4532BF3A                                  06634XXXXBN5A            2.030      1.624    0.054      0.054    1,915   1,436    8,618
CD4536BF3A                                  10523XXXXBN5A            2.129      1.703    0.140      0.140      738     553    3,320
CD4541BF3A                                  11196XXXXBN5A            1.983      1.586    0.075      0.075    1,287     986    5,793
CD4555BF3A             7704701EA            06627XXXXBN5A            1.865      1.492    0.065      0.065    1,586   1,189    7,137
CD4556BF3A             7704801EA            06628XXXXBN5A            1.637      1.310    0.079      0.079    1,586   1,189    7,137
CD4585BF3A             7703702EA            10519XXXXBN5A            2.016      1.613    0.078      0.078    1,586   1,189    7,137
CD4724BF3A                                  10463XXXXBN5A            2.264      1.811    0.086      0.086    1,191     893    5,359


                                        6                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                                 FG       Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP      Trf Price  Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---      ---------  --------  ---------   ---     ----     ---

CD54AC00F3A                                 13109BXXXBW5A            1.539      1.231    0.118      0.118    2,015   1,511    9,069
CD54AC04F3A                                 13123AXXXBW5A            1.573      1.258    0.111      0.111    2,140   1,605    9,631
CD54AC05F3A                                 13124AXXXBW5A            1.402      1.122    0.113      0.113    2,140   1,605    9,631
CD54AC08F3A                                 13125AXXXBW5A            1.905      1.524    0.117      0.117    2,015   1,511    9,069
CD54AC112F3A                                13144AXXXBW5A            2.212      1.770    0.133      0.133    1,717   1,288    7,729
CD54AC138F3A                                13110AXXXBW5A            2.435      1.948    0.170      0.170    1,386   1,040    6,237
CD54AC139F3A                                13139AXXXBW5A            2.131      1.705    0.156      0.156    1,504   1,128    6,769
CD54AC153F3A                                13134BXXXBW5A            2.350      1.880    0.138      0.138    1,697   1,272    7,634
C054AC157F3A                                13115AXXXBW5A            2.625      2.100    0.164      0.164    1,406   1,055    6,328
CD54AC161F3A                                13117BXXXBW5A            6.734      5.387    0.150      0.150    1,560   1,170    7,020
CD54AC163F3A                                13118AXXXTW5A            7.500      6.000    0.150      0.150    1,560   1,170    7,020
CD54AC164F3A                                13145AXXXBW5A            2.620      2.096    0.156      0.156    1,504   1,128    6,768
CD54AC191F3A                                13113AXXXBW5A            8.308      6.646    0.231      0.231      991     743    4,458
CD54AC193F3A                                13114AXXXBW5A            9.483      7.586    0.231      0.231      991     743    4,458
CD54AC240F3A                                13100BXXXBW5A            7.227      5.782    0.268      0.268    1,305     979    5,874
CD54AC244F3A                                13102BXXXBW5A            6.085      4.868    0.182      0.182    1,305     979    5.874
CD54AC245F3A                                13103BXXXBW5A            7.046      5.637    0.352      0.352      827     620    3,720
CD54AC257F3A                                13120AXXXBW5A            3.150      2.520    0.218      0.218    1,264     948    5,688
CD54AC273F3A                                13146AXXXBW5A           11.542      9.234    0.224      0.224    1,258     944    5,662
CD54AC280F3A                                13119AXX.XBW5A           6.500      5.200    0.138      0.138    1,673   1,255    7,528
CD54AC283F3A                                13112AXXXBW5A            7.402      5.922    0.203      0.203    1,132     849    5,092
CD54AC299F3A                                13128AXXXBW5A           10.886      8.709     0347      0.347      669     502    3,011
CD54AC32F3A                                 13126AXXXBW5A            1.804      1.443    0.123      0.123    1,916   1,437    8,621
CD54AC373F3A                                13137BXXXBW5A            6.695      5.356    0.209      0.209    1,129     847    5,082
CD54AC374F3A                                13104BXXXBW5A            5.698      4.558    0.303      0.303      926     694    4,166
CD54AC541F3A                                13106BXXXBW5A            9.398      7.518    0.203      0.203    1,167     875    5,253
CD54AC573F3A                                13140AXXXBW5A            4.842      3.874    0.221      0.221    1,062     797    4,780
CD54AC574F3A           .                    13142AXXXBW5A            8.763      7.010    0.267      0.267      870     652    3,914
CD54AC74F3A                                 13108BXXXBW5A            2.264      1.811    0.143      0.143    1,629   1,222    7,332
CD54ACT00F3A                                14109BXXXBW5A            1.541      1.233    0.126      0.126    1,990   1,493    8,957
CD54ACT02F3A                                14150AXXXBW5A            1.891      1.513    0.107      0.107    2,401   1,801   10,804


                                        7                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54ACT04F3A                                14123AXXXBW5A            1.633   1.306       0.111      0.111    2.241   1,681   10,085
CD54ACT05F3A                                14124AXXXBW5A            1.358   1.086       0.113      0.113    2,241   1,681   10,085
CD54ACT05F3AS2360                           14124AXXXBW5A            2.400   1.920       0.113      0.113    2,241   1,681   10,085
CD54ACT05F3AS2841                           14124AXXXBW5A            1.500   1.200       0.113      0.113    2,241   1,681   10,085
CD54ACT08F3A                                14125AXXXBW5A            1.753   1.402       0.150      0.150    1,990   1,493    8,957
CD54ACTl09F3A                               14122BXXXBW5A            2.592   2.074       0.151      0.151    1,629   1,222    7,332
CD54ACT112F3A                               14144AXXXBW5A            2.018   1.614       0.145      0.145    1,717   1,288    7,729
CD54ACT138F3A                               14110AXXXBW5A            2.405   1.924       0.177      0.177    1,369   1,027    6,162
CD54ACT139F3A                               14139AXXXBW5A            2.616   2.093       0.164      0.164    1,466   1,100    6,597
CD54ACT151F3A                               14132AXXXBW5A            2.669   2.135       0.152      0.152    1,624   1,218    7,306
CD54ACT153F3A                               14134BXXXBW5A            2.272   1.818       0.148      0.148    1,697   1,272    7,634
CD54ACT161F3A                               14117BXXXBW5A            6.493   5.194       0.155      0.155    1,580   1,185    7,108
C054ACT163F3A                               14118BXXXBW5A            7.032   5.626       0.155      0.155     1580   1,185    7,108
CD54ACT164F3A                               14145AXXXBW5A            2.529   2.023       0.167      0.167    1,431   1,074    6,442
CD54AC1164F3AS2841                          14145AXXXBW5A            2.121   1.697       0.167      0.167    1,431   1,074    6,442
CD54ACT174F3A                               14148AXXXBW5A            3.447   2.758       0.155      0.155    1,571   1,178    7,067
CD54ACT191F3A                               14113AXXXBW5A            7.597   6.078       0.243      0.243      966     724    4,345
CD54ACT193F3A                               14114AXXXBW5A            9.879   7.903       0.243      0.243      966     724    4,345
CD54ACT20F3A                                14151AXXXBW5A            1.770   1.416       0.083      0.083    3,213   2,410   14,457
CD54ACT240F3A                               141008XXXBW5A            6.813   5.450       0.195      0.195    1,274     955    5,731
CD54ACT241F3A                               14101BXXXBW5A            6.135   4.908       0.186      0.186    1,274     955    5,731
CD54ACT244F3A                               14102BXXXBW5A            5.476   4.381       0.205      0.205    1,210     907    5,445
CD54ACT245F3A                               14103BXXXBW5A            5.826   4.661       0.303      0.303      827     620    3,720
CD54ACT253F3A                               14135BXXXBW5A            3.400   2.720       0.150      0.150    1,697   1,272    7,634
CD54ACT257F3A                               14120AXXXBW5A            2.921   2.337       0.190      0.190    1,312     984    5,904
CD54ACT273F3A                               14146AX.XXBW5A           5.744   4.595       0.220      0.220    1,095     821    4,927
CD54ACT273F3AS2841                          14146AXXXBW5A            8.800   7.040       0.220      0.220    1,095     821    4,927
CD54ACT280F3A                               14119AXXXBW5A            6.500   5.200       0.143      0.143    1,594   1,196    7,173
CD54ACT283F3A                               14112AXXXBW5A            6.327   5.062       0.216      0.216    1,104     828    4,968
CD54ACT299F3A                               14128AXXXBW5A            5.023   4.018       0.365      0.365      660     495    2,968
CD54ACT32F3A                                14126AXXXBW5A            1.606   1.285       0.125      0.125    1,990   1,493    8,957


                                        8                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54ACT32F3AS2841                           14126AXXXBW5A            1.620   1.296       0.125      0.125    1,990   1,493    8,957
CD54ACT373F3A                               14137BXXXBW5A            4.838   3.870       0.233      0.233    1,043     782    4,692
CD54ACT374F3A                               14104BXXXBW5A            5.380   4.304       0.249      0.249      965     724    4,342
CD54ACT533F3A                               14138BXXXBW5A            7.467   5.974       0.234      0.234    1,043     782    4,692
CD54ACT534F3A                               14136BXXXBW5A            8.161   6.529       0.249      0.249      965     724    4,342
CD54ACT540F3A                               14105BXXXBW5A            9.388   7.510       0.221      0.221    1,107     830    4,980
CD54ACT541F3A                               14106BXXXBW5A            6.414   5.131       0.221      0.221    1,107     830    4,980
CD54ACT573F3A                               14140AXXXBW5A            6.888   5.510       0.246      0.246      987     741    4,443
CD54ACT574F3A                               14142AXXXBW5A            7.188   5.750       0.274      0.274      870     652    3,914
CD54ACT623F3A                               14155BXXXBW5A           10.876   8.701       0.301      0.301      839     629    3,774
CD54ACT74F3A                                14108BXXXBW5A            2.118   1.694       0.150      0.150    1,629   1,222    7,332
CD54ACT86F3A                                14127AXXXBW5A            2.497   1.998       0.129      0.129    1,916   1,437    8,621
CD54HC00F3A            8403701CA            11600H02XBW5A            0.899   0.719       0.050      0.050    2,791   2,093   12,561
CD54HC00F3AS2283                            11600H02XBW5A            0.480   0.384       0.050      0.050    2,791   2,093   12,561
CD54HC02F3A            8404101CA            11678A02XBW5A            0.930   0.744       0.042      0.042    3,341   2,506   15,033
CD54HC03F3A            5962-8764701CA       11737A02XBW5A            1.163   0.930       0.033      0.033    3,341   2,506   15,033
CD54HC04F3A            8409801CA            11681B02XBW5A            0.985   0.788       0.048      0.048    2,885   2,164   12,983
CD54HC08F3A            8404701CA            11718B02XBW5A            0.961   0.769       0.046      0.046    3,058   2,293   13,760
CD54HC107F3A           5962-8515401CA       11642A02XBW5A            1.343   1.074       0.039      0.039    3,058   2,293   13,760
CD54HC109F3A           8415001EA            11690B02XBW5A            1.410   1.128       0.043      0.043    3,058   2,293   13,760
CD54HC10F3A            8403801CA            11683B02XBW5A            1.229   0.983       0.054      0.054    2,567   1,925   11,551
CD54HC112F3A           8408801EA            11691A02XBW5A            1.384   1.107       0.051      0.051    2,567   1,925   11,551
CD54HC11F3A            8404801CA            11684B02XBW5A            0.934   0.747       0.041      0.041    3,387   2,540   15,242
CD54HC123F3A           5962-8684701EA       11645C02XBW5A            1.539   1.231       0.050      0.050    2,784   2,088   12,529
CD54HC125F3A           5962-8772101CA       11727A02XBW5A            1.061   0.849       0.050      0.050    2,779   2,084   12,505
CD54HC126F3A           5962-8684801CA       11728A02XBW5A            1.026   0.821       0.047      0.047    2,980   2,235   13.409
CD54HC132F3A                                11677B02XBW5A            1.165   0.932       0.038      0.038    3,658   2,743   16,461
CD54HC132F3AS2283                           11677B02XBW5A            0.680   0.544       0.038      0.038    3,658   2,743   16,461
CD54HC138F3A           8406201EA            11602F02XBW5A            1.460   1.168       0.059      0.059    2,371   1,778   10,668
CD54HC139F3A           8409201EA            11610C02XBW5A            1.152   0.922       0.047      0.047    2,930   2,198   13,186
CD54HC147F3A           8406401EA            11658A02XBW5A            2.186   1.749       0.071      0.071    2,930   2,198   13,186


                                        9                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54HC14F3A            8409101CA            11685A02XBW5A            0.950   0.760       0.053      0.053    3,237   2,427   14,565
CD54HC151F3A           8412801EA            11659802XBW5A            1.480   1.184       0.045      0.045    3,237   2,427   14,565
CD54HC153F3A           8409301EA            11660A02XBW5A            1.605   1.284       0.046      0.046    3,237   2,427   14,565
CD54HC154F3A           5962-8682201JA       11632C02XBW5A            3.662   2.930       0.098      0.098    1,430   1,073    6,436
CD54HC157F3A           5962-8606101EA       11628E02XBW5A            1.276   1.021       0.056      0.056    1,430   1,073    6,436
CD54HC158F3A           5962-8682301EA       11629802XBW5A            1.448   1.158       0.046      0.046    1,430   1,073    6,436
CD54HC160F3A           5962-8682401EA       11633002XBW5A            1.704   1.363       0.072      0.072    1,430   1,073    6,436
CD54HC161F3A           8407501EA            11635D02XBW5A            1.479   1.183       0.074      0.074    1,888   1,416    8,497
CD54HC162F3A           8409401EA            11634D02XBW5A            4.841   3.873       0.070      0.070    1,972   1,479    8,875
CD54HC163F3A           8607601EA            11636C02XBW5A            1.532   1.226       0.073      0.073    1,909   1,432    8,591
CD54HC164F3A           8416201CA            11667B02XBW5A            1.678   1.342       0.042      0.042    3,253   2,440   14,639
CD54HC165F3A           8409501EA            11630C02XBW5A            1.203   0.962       0.041      0.041    3,253   2,440   14,639
CD54HC166F3A                                11654B02XBW5A            1.487   1.190       0.055      0.055    2,521   1,891   11,343
CD54HC173F3A           5962-8682501EA       11656C02XBW5A            1.793   1.434       0.077      0.077    2,521   1,891   11,343
CD54HC174F3A           8407301EA            11625D02XBW5A            1.163   0.930       0.064      0.064    2,521   1,891   11,343
CD54HC175F3A           8408901EA            11626C02XBW5A            1.230   0.984       0.068      0.068    2,054   1,541    9,244
CD54HC175F3AS2283                           11626C02XBW5A            0.998   0.798       0.068      0.068    2,054   1,541    9,244
CD54HC190F3A           5962-8994601EA       11692CXXXTW5A            2.074   1.659       0.078      0.078    2,054   1,541    9,244
CD54HC191F3A           5962-8689101EA       11664D02XBW5A            2.730   2.184       0.078      0.078    1,802   1,351    8,108
CD54HC192F3A           5962-8780801EA       11665C02XBW5A            2.916   2.333       0.120      0.120    1,802   1,351    8,108
CD54HC193F3A           5962-8772401EA       11666C02XBW5A            1.667   1.334       0.075      0.075    1,869   1,402    8,411
CD54HC194F3A           5962-8682601EA       11668B02XBW5A            1.982   1.586       0.055      0.055    3,025   2,269   13,612
CD54HC195F3A           6962-8682701EA       11627B02XBW5A            1.589   1.271       0.045      0.045    3,025   2,269   13,612
CD54HC20F3A            8403901CA            11721B02XBW5A            1.100   0.880       0.037      0.037    3,025   2,269   13,612
CD54HC21F3A            5962-8857601CA       11736B02XBW5A            1.165   0.932       0.035      0.035    3,025   2,269   13,612
CD54HC221F3A           5962-8780501EA       11693D02XBW5A            4.699   3.759       0.087      0.087    1,636   1,227    1,361
CD54HC237F3A           5962-8860601EA       11730802XBW5A            2.124   1.699       0.058      0.058    1,636   1,227    7,361
CD54HC238F3A           5962-8688401EA       11603F02XBW5A            1.716   1.373       0.059      0.059    2,371   1,778   10,668
CD54HC240F3A           8407401RA            11607D02XBW5A            1.709   1.367       0.086      0.086    2,371   1,778   10,668
CD54HC243F3A           8409001CA            11622D02XBW5A            3.402   2.722       0.074      0.074    2,371   1,778   10,668
CD54HC244F3A           8409601RA            11606C02XBW5A            1.486   1.189       0.094      0.094    1,609   1,207    1,241


                                       10                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54HC244F3AS2283                           11606C02XBW5A            1.123   0.898       0.094      0.094    1,609   1,207    7,241
CD54HC245F3A           8408501RA            11617C02XBW5A            1.870   1.496       0.109      0.109    1,288     966    5,797
CD54HC257F3A           8512401EA            11620C02XBW5A            1.216   0.973       0.044      0.044    2,155   1,616    9,696
CD54HC259F3A           8551901EA            11694A02XBW5A            1.150   0.920       0.057      0.057    2,155   1,616    9,696
CD54HC273F3A           8409901RA            11G13G02XBW5A            1.470   1.176       0.083      0.083    1,928   1,446    8,677
C054HC27F3A            8404201CA            11686A02XBW5A            1.359   1.087       0.068      0.066    1,928   1,446    8,677
CD54HC280F3A           8607701CA            11640802XBW5A            2.545   2.036       0.045      0.045    3,290   2,468   14,805
CD54HC283F3A           5962-8976501EA       11723A02XBW5A            1.566   1.253       0.060      0.060    2,272   1,704   10,225
CD54HC297F3A           5962-8999001EA       1 1680A02XBW5A           4.073   3.258       0.223      0,223    2,272   1,704   10,225
CD54HC299F3A           5962-8780601RA       11615F02XBW5A            3.838   3.070       0.121       0121    2,272   1,704   10,225
CD54HC30F3A            8404001CA            11724A02XBW5A            1.148   0.918       0.036      0.035    2,272   1,704   10,225
CD54HC32F3A            8404501CA            11687A02XBW5A            0.958   0.766       0.035      0.035    3,967   2,975   17,852
CD54HC32F3AS2283                            11687A02XBW5A            0.480   0.384       0.035      0.035    3,967   2,975   17,852
CD54HC354F3A                                11672A02XBW5A            2.496   1.997       0.082      0.082    1,667   1,250    7,502
CD54HC365F3A           8500101EA            11695B02XBW5A            1.366   1.093       0.074      0.074    1,667   1,250    7,502
CD54HC366F3A           5962-8682801EA       11661B02XBW5A            1.438   1.150       0.075      0.075    1,667   1,250    7,502
CD54HC367F3A           8500201EA            11662B02XBW5A            1.355   1.084       0.075      0.075    1,667   1,250    7,502
CD54HC368F3A           5962-8681201EA       11663B02XBW5A            1.448   1.158       0.075      0.075    1,667   1,250    7,502
CD54HC373F3A           8407201RA            11605C02XBW5A            1.951   1.561       0.103      0.103    1,500   1,125    6,749
CD54HC374F3A           8407101RA            11609C02XBW5A            1.346   1.077       0.078      0.075    1,857   1,392    8,354
CD54HC374F3AS2283                           11609C02XBW5A            1.123   0.898       0.075      0.075    1,857   1,392    8,354
CD54HC377F3A           5962-8780701RA       11648802XBW5A            3.429   2.743       0.061      0.061    1,857   1,392    8,354
CD54HC393F3A           8410001CA            11671B02XBW5A            1.340   1.072       0.044      0.044    3,195   2,397   14,380
CD54HC4002F3A          8404401CA            11696A02XBW5A            1.000   0.800       0.037      0.037    3,195   2,397   14,380
CD54HC40103F3A         5962-9055301EA       11709802XBW5A            2.095   1.676       0.099      0.099    1,412   1,059    6,355
CD54HC40105F3A                              11669A02XBW5A            2.266   1.813       0.073      0.073    1,910   1,432    8,594
CD54HC4015F3A          5962-8995301EA       11697C02XBW5A            1.772   1.418       0.089      0.089    1,910   1,432    8,594
CD54HC4017F3A          5601101EA            11650B02XBW5A            2.350   1.880       0.078      0.078    1,766   1,324    7.946
CD54HC4020F3A          8500301EA            11651D02XBW5A            1.757   1.406       0.061      0.061    1,766   1,324    7,946
C054HC4024F3A          8601201CA            11699D02XBW5A            1.605   1.284       0.039      0.039    3,523   2,642   15,852
C054HC4040F3A          8500401EA            11652D02XBW5A            2.209   1.767       0.061      0.061    2,298   1,723   10,341


                                       11                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54HC4046AF3A         5962-8960901EA       11701A02XBW5A            2.293   1.834       0.077      0.077    1,789   1,342    8,050
CD54HC4049F3A          5962-8681901EA       11674B02XBW5A            1.239   0.991       0.047      0.047    1,789   1,342    8,050
CD54HC4050F3A          5962-8682001EA       11675B02XBW5A            1.238   0.990       0.045      0.045    1,789   1,342    8,050
CD54HC4051F3A                               11702A02XBW5A            1.850   1.480       0.114      0.114    2,133   1,600    9,599
CD54HC4052F3A          5962-8855601EA       11703B02XBW5A            1.839   1.471       0.111      0.111    2,133   1,600    9,599
CD54HC4053F3A          5962-8775401EA       11704A02XBW5A            2.174   1.739       0.055      0.055    2,679   2,009   12,057
CD54HC4059F3A          5962-8944501JA       11740A02XBW5A            5.650   4.520       0.333      0.333    2,679   2,009   12,057
CD54HC4060F3A          5962-4768001EA       11653B02XBW5A            4.175   3.340       0.064      0.064    2,679   2,009   12,057
CD54HC4066F3A                               11705C02XBW5A            1.257   1.006       0.048      0.048    3,122   2,342   14,050
CD54HC4075F3A          5962-8772201CA       11707A02XBW5A            1.125   0.900       0.050      0.050    3,122   2,342   14,050
CD54HC4094F3A                               11708A02XBW5A            1.768   1.414       0.058      0.058    2,371   1,778   10,668
CD54HC42F3A            5962-8682101EA       11715802XBW5A            1.450   1.160       0.073      0.073    2,371   1,778   10,668
CD54HC4316F3A                               11732A02XBW5A            2.194   1.755       0.054      0.054    2,800   2,100   12,600
CD54HC4351F3A                               11741A02XBW5A            4.728   3.782       0.125      0.125    1,814   1,361    8,165
CD54HC4511F3A          5962-8773301EA       11710A02XBW5A            3.884   3.107       0.064      0.064    1,814   1,361    8,165
CD54HC4514F3A                               11711B02XBW5A            3.100   2.480       0.162      0.162    1,051     788    4,730
CD54HC4514FR3061                            11711B02XBW5A            5.050   4.040       0.162      0.162    1,051     788    4,730
CD54HC4516F3A                               11745A02XBW5A            2.132   1.706       0.091      0.091    1,530   1,148    6,885
CD54HC4520F3A          5962-8995401EA       11713802XBW5A            1.841   1.473       0.082      0.082    1,530   1,148    6,885
C054HC4538F3A          5962-8688601EA       11646C02XBW5A            3.474   2.779       0.057      0.057    2,445   1,834   11,004
CD54HC533F3A           5962-8681301RA       11638C02XBW5A            3.984   3.187       0.121      0.121    2,445   1,834   11,004
CD54HC534F3A           5962-8681401RA       11643C02XBW5A            3.718   2.974       0.067      0.067    2,445   1,834   11,004
CD54HC540F3A                                11611E02XBW5A            3.610   2.888       0.084      0.084    1,668   1.251    7,508
CD54HC541F3A                                11612E02XBW5A            2.224   1 779       0,085      0.085    1,650   1,238    7,427
CD54HC563F3A           5962-8606201RA       11637C02XBW5A            3.841   3.073       0.070      0.070    1,650   1,238    7,427
CD54HC564F3A           5962-8681501RA       11644C02XBW5A            3.660   2.928       0.102      0.102    1,372   1,029    6,176
CD54HC573F3A           8512801RA            11616D02XBW5A            2.658   2.126       0.072      0.072    1,933   1,449    8,696
CD54HC574F3A                                11604C02XBW5A            3.033   2.426       0.102      0.102    1,372   1,029    6,176
CD54HC597F3A           5962-8681701EA       11749A02XBW5A            5.716   4.573       0.064      0.054    1,372   1,029    6,176
CD54HC640F3A           5962-8780901RA       11618C02XBW5A            1.122   0.898       0,109      0.109    1,372   1,029    6,176
CD54HC646F3A           5962-8688501JA       11623C02XBW5A            5.445   4.356       0.252      0.252    1,372   1,029    6,176


                                       12                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54HC688F3A           5962-8681801RA       11641802XBW5A            1.993   1.594       0.049      0.049    2,876   2,157   12,944
CD54HC7266F3A          8404302CA            11739A02XBW5A            1.279   1.023       0.033      0.033    4,144   3,108   18,646
CD54HC73F3A            5962-8515301CA       11655A02XBW5A            1.361   1.089       0.040      0.040    3,470   2,603   15,617
CD54HC74F3A            8405601CA            11601F02XBW5A            1.035   0.828       0.051      0.051    2,752   2,064   12,385
CD54HC75F3A            8407001EA            11688A02XBW5A            1.322   1.058       0.049      0.049    2,752   2,064   12,385
CD54HC85FA             8601301EA            11689A02XBW5A            1.362   1.090       0.089      0.089    1,915   1,436    8,617
CD54HC86F3A            8404601CA            11057B02XBW5A            1.043   0.834       0.046      0.046    3,356   2,517   15,103
CD54HCT00F3A           5962-8683101CA       13600H02XBW5A            1.348   1.078       0.051      0.051    3,356   2,517   15,103
CD54HCT02F3A           5962-8975101CA       13678A02XBW5A            1.494   1.195       0.043      0.043    3,234   2,426   14,554
CD54HCT03F3A           5962-9065101MCA      13737A02XBW5A            1.498   1.198       0.032      0.032    4,317   3,238   19,427
CD54HCT04F3A           5962-8974701CA       13681B02XBW5A            1.190   0.952       0.048      0.048    2,885   2,164   12,983
CD54HCT08F3A           5962-8688301CA       13682B02XBW5A            1.355   1.084       0.049      0.049    2,832   2,124   12,743
CD54HCT109F3A          5962-9070101MEA      13690B02XBW5A            1.117   0.894       0.044      0.044    2,832   2,124   12,743
CD54HCT10F3A           5962-8984301CA       13683B02XBW5A            1.460   1.168       0.055      0.055    2,832   2,124   12.743
CD54HCT112F3A          5962-8970201EA       13891A02XBW5A            1.410   1.128       0.054      0.054    2,832   2,124   12,743
CD54HCT11F3A           5962-8970901CA       13684802XBW5A            1.498   1.198       0.042      0.042    3,275   2,457   14,739
CD54HCT123F3A          5962-8970001EA       13645C02XBW5A            2.048   1.638       0.057      0.057    2,816   2,112   12,672
CD54HCT125F3A                               13727A02XBW5A            1.423   1.138       0.044      0.044    3,147   2,360   14,162
CD54HCT132F3A          5962-8984501CA       13746A02XBW5A            1.459   1.167       0.038      0.038    3,147   2,360   14,162
CD54HCT138F3A          8550401EA            13602F02XBW5A            2.050   1.640       0.059      0.059    3,147   2,360   14,162
CD54HCT139F3A                               13610C02XBW5A            2.197   1.758       0.061      0.061    2.930   2,198   13,186
CD54HCT14F3A           5962-8689001CA       13685A02XBW5A            1.492   1.194       0.058      0.058    3,273   2,455   14,730
CD54HCT151F3A          5962-9065201MEA      13659B02XBW5A            2.372   1.898       0.046      0.048    3,273   2,455   14,730
CD54HCT153F3A          5962-9050501MEA      13660A02XBW5A            2.439   1.951       0.039      0.039    3,273   2,455   14,730
CD54HCT154F3A          5962-8670101JA       13632C02XBW5A            5.039   4.031       0.099      0.099    3,273   2,455   14,730
CD54HCT157F3A          5962-9070201MEA      13628E02XBW5A            0.106   1.685       0.056      0.056    2,624   1,968   11,809
CD54HCT158F3A          5902-9070301MEA      13629802XBW5A            2.304   1.843       0.073      0.073    2,624   1,968   11.809
CD54HCT160F3A          5962-9070501MEA      13633002XBW5A            3.937   3.150       0.109      0.109    2,624   1,968   11,809
CD54HCT161F3A          5962-8685401EA       13635002XBW5A            2.841   2.273       0.071      0.071    2,624   1,968   11,809
CD54HCT164F3A          5962-8970401CA       13667802XBW5A            3.121   2.497       0.042      0.042    3,288   2,466   14,798
CD54HCT165F3A          5962-8685501EA       13630C02XBW5A            3.196   2.557       0.051      0.051    3,330   2,498   14,987


                                       13                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54HCT173F3A          5962-8875901EA       13658C02XBW5A            7.532   6.026       0.075      0.075    3,330   2,498   14,967
CD54HCT174F3A          5962-8974301EA       13625002XBW5A            2.363   1.890       0.063      0.063    2,230   1,673   10,036
CD54HCT174F3A          5962-8974301EAS2035  13625002XBW5A            2.676   2.141       0.063      0.063    2,230   1,673   10,036
CD54HCT175F3A          5962-8970101EA       13626C02XBW5A            2.413   1.930       0.067      0.067    2,054   1,541    9,244
CD54HCT191F3A          5962-8867101EA       13664002XBW5A            3.644   2.915       0.078      0.078    2,054   1,541    9,244
CD54HCT193F3A          5962-0054801MEA      13666C02XBW5A            3.688   2.950       0.074      0.074    1,848   1,386    8,316
CD54HCT193F3A          5962-9084801MEAS2035 13666C02XBW5A            4.183   3.346       0.074      0.074    1,848   1,386    8,316
CD54HCT20F3A                                13679802XBW5A            1.235   0.988       0.037      0.037    3,682   2,762   16,570
CD54HCT240F3A          8550501RA            13607002XBW5A            2.316   1.853       0.084      0.084    1,627   1,220    7,322
CD54HCT241F3A                               13606002XBW5A            5.783   4.626       0.105      0.105    1,627   1,220    7,322
CD54HCT243F3A                               13022002XBW5A            5.203   4.162       0.107      0.107    1,781   1,336    8,014
CD54HCT244F3A          8513001RA            13600C02XBW5A            1.443   1.154       0.096      0.096    1,573   1,180    7,080
CD54HCT245F3A          8550601RA            13817C02XBW5A            3.188   2.550       0.118      0.118    1,259     944    5,666
CD54HCT251F3A          5962-9052401MEA      13614C02XBW5A            2.367   1.894       0.064      0.064    2,131   1,598    9,590
CD54HCT257F3A          5962-8970501EA       13620C02XBW5A            2.731   2.185       0.043      0.043    2,131   1,598    9,590
CD54HCT258F3A          5962-8970801EA       13747A02XBW5A            3.307   2.646       0.053      0.053    2,131   1,598    9,590
CD54HCT259F3A          5962-8985201EA       13694A02XBW5A            2.517   2.014       0.060      0.060    2,314   1,736   10,414
CD54HCT273F3A          5962-8772501RA       13613G02XBW5A            2.030   1.624       0.082      0.082    1,928   1,446    8,677
CD54HCT27F3A           5962-8970301CA       13686A02XBW5A            1.459   1.167       0.040      0.040    1,928   1,446    8,677
CD54HCT280F3A                               13640B02XBW5A            4.593   3.674       0.052      0.052    3,290   2,468   14,805
CD54HCT283F3A                               13723A02XBW5A            1.616   1.293       0.058      0.058    2,427   1,820   10,922
CD54HCT299F3A          5962-8943601MRA      13615F02XBW5A            6.533   5.226       0.122      0.122    2,427   1,820   10,922
CD54HCT30F3A           5962-8974601CA       13724A02XBW5A            1.366   1.093       0.041      0.041    4,070   3,052   18,314
CD54HCT32F3A           5962-8685201CA       13720A02XBW5A            1.232   0.986       0.037      0.037    3,733   2,800   16,800
CD54HCT365F3A                               13695B02XBW5A            1.658   1.326       0.076      0.075    1,868   1,401    8,404
CD54HCT367F3A          5962-9070601MEA      13662B02XBW5A            1.447   1.158       0.073      0.073    1,868   1,401    8,404
CD54HCT373F3A          5962-8686701RA       13605C02XBW5A            2.133   1.706       0.132      0.132    1,483   1,112    6,674
CD54HCT374F3A          8550701RA            13609C02XBW5A            2.446   1.957       0.068      0.066    1,483   1,112    6,674
CD54HCT390F3A          5962-9098401MEA      13670A02XBW5A            3.069   2.455       0.064      0.054    1,483   1,112    6,674
CD54HCT393F3A          5962-8989001CAS2035  13671B02XBW5A            4.175   3.340       0.045      0.045    3,092   2,319   13,916


                                       14                   COMPANY CONFIDENTIAL

                                SCHEDULE 1(a)[M]
                     MILITARY PRODUCTS FOR SUPPLY AGREEMENT

                                                                               FG        Std        Die      Std              Die
   Device (Harris)          SMD                 Die                 ASP    Trf Price   Die Cost  Trf Price   NDW     MDPW     MLQ
   ---------------          ---                 ---                 ---    ---------   --------  ---------   ---     ----     ---

CD54HCT393F3A          5962-8989001CA       13671B02XBW5A            2.046   1.637       0.045      0.045    3,092   2,319   13,916
CD54HCT40105F3A                             13669A02XBW5A            4.816   3.853       0.078      0.078    1,761   1,321    7,926
CD54HCT4017F3A         5962-9059701MEA      13650802XBW5A            7.190   5.752       0.100      0.100    1,761   1,321    7,926
CD54HCT4020F3A         5962-8945801EA       13651002XBW5A            3.384   2.707       0.001      0.061    1.761    1321    7,926
CD54HCT4024F3A                              13699D02XBW5A            4.370   3.496       0.072      0.072    3,523   2,642   15,852
CD54HCT4040F3A         5962-8994701MEA      13652002XBW5A            3.421   2.737       0.071      0.071    2,324   1,743   10,457
CD54HCT4046AF3A        5962-8875701EA       13701A02XBW5A            4.183   3.346       0.092      0.092    1,789   1,342    8,050
CD54HCT4051F3A         5962-9065401MEA      13702A02XBW5A             2644   2.115       0.076      0.076    1,789   1,342    8,050
CD54HCT4059F3A         5962-8862401JA       13740A02XBW5A            6.595   5.276       0.194      0.194    1,789   1,342    8,050
CD54HCT4060F3A         5962-8977101EA       13653802XBW5A            5.299   4.239       0.083      0.063    1,789   1,342    8,050
CD54HCT4075F3A                              13707A02XBW5A            1.018   0.814       0.050      0.050    2,764   2,073   12,438
CD54HCT4538F3A                              13646C02XBW5A            3.574   2.859       0.068      0.068    2,445   1,834   11,004
CD54HCT533F3A                               13638C02XBW5A            5.116   4.093       0.198      0.198    1,181     886    5,315
CD54HCT534F3A          5962-8984901RA       13643C02XBW5A            5.215   4.172       0.069      0.069    1,181     886    5,315
CD54HCT541F3A                               13612E02XBW5A            3.491   2.793       0.100      0.100    1,650   1,238    7.427
CD54HCT564F3A                               13644C02XBW5A            4.808   3.846       0.131      0.131    1,264     948    5,690
CD54HCT573F3A          5962-8685601RA       13616002XBW5A            4.858   3.886       0.071      0.071    1,933   1,449    8,696
CD54HC1574F3A          5962-8974201RA       13604C02XBW5A            5.194   4.155       0.101      0.101    1,388   1,041    6,245
CD54HCT640F3A          5962-8974001RA       13618C02XBW5A            6.217   4.974       0.114      0.114    1,230     922    5,534
CD54HCT688F3A          5962-8685701RA       13641B02XBW5A            3.925   3.140       0.048      0.048    2,846   2,134   12,806
CD54HCT74F3A           5962-8685301CA       13601F02XBW5A            1.524   1.219       0.052      0.052    2,694   2,020   12,122
CD54HCT75F3A           5962-9075801MEA      13688A02XBW5A            1.915   1.532       0.071      0.071    2,694   2,020   12,122
CD54HCT85F3A           5962-8867201EA       13689A02XBW5A            1.872   1.498       0.071      0.071    1,937   1,452    8,715
CD54HCT86F3A           5962-8984401CA       13657B02XBW5A            1.664   1.331       0.049      0.049    1,937   1,452    8,715


                                       15                   COMPANY CONFIDENTIAL

                                 SCHEDULE 2.1(c)
                       EXPENSED ASSETS (MILITARY PRODUCTS)

------------------------------------------------------------------------------------------------------------------------------------
Item                 Family     Approx     Description                                                    Location     Contact
                                x Qty
------------------------------------------------------------------------------------------------------------------------------------
1X Master Masks *    CD4000     125        Complete sets of 5" masks, for use on Canon proximity          Palm Bay     Don Koch
                                           aligner and 4" wafers.

500X Mylar Plots *   CD4000     30         Physical Layout Plots on a portion of the CD4000 Family        Palm Bay     Don Koch

Full set of masks *  CD4000     1100       Proximity masks for producing 4" wafers                        Findlay      Dick Hachey

                     HC/HCT     1200       Proximity masks for producing 4" wafers                        Findlay      Dick Hachey

                                394        Proximity masks for producing 5" wafers                        Findlay      Dick Hachey

                     AC/ACT     454        Proximity masks for producing 4" wafers                        Findlay      Dick Hachey

                                115        Proximity masks for producing 5"wafers                         Findlay      Dick Hachey

                                178        Stepper reticles                                               Findlay      Dick Hachey

                     FCT        0          Projection masks for producing 4" wafers                       Findlay      Dick Hachey

Burn-in Boards       CD4000     5730       Static Burn-in Board that are dedicated to Logic.  CD4000,     KL           Dick Hachey

                     HC/HCT                HC/HCT and AC/ACT all share the same boards.

                     AC/ACT

       * All masks are used for both Commercial and Military applications

                                 SCHEDULE 2.1(e)

                          TESTING HARDWARE AND SOFTWARE

------------------------------------------------------------------------------------------------------------------------------------
Item                           Family   Approx   Description                                                 Location   Contact
                                        x Qty
------------------------------------------------------------------------------------------------------------------------------------
Device software test programs  CD4000   350      2 test programs for each mask commercial type (Teradyne     KL         Dick Hachey
                                                 J325 and Teradyne J283) and I hi-rel program for each type
(electronic copy)                                (Teradyne 1283)

                               HC/HCT   250      2 test programs for each type covers commercial and hi-tel  KL         Dick Hachey
                                                 on the Teradyne J325, Sentry and Trillium testers

                               AC/ACT   100      3 test programs for each type covers commercial and hi-tel  KL         Dick Hachey
                                                 on the Trillium, Teradyne 1325 and Tektronix testers

                               FCT      50       2 test programs for each type covers commercial and hi-tel  KL         Dick Hachey
                                                 on the Teradyne 1325 and Trillium testers

Device probe cards and         CD4000   200      Probe cards used at the probe operation, minimum of 1 per   KL         Dick Hachey
associateddocumentation                          type, most have 2 cards.

                               HC/HCT   125      Probe cards used at the probe operation, minimum of 1 per   Findlay    Dick Hachey
                                                 type, most have 2 cards

                               AC/ACT   100      Probe cards used at the probe operation, minimum of 1 per   Findlay    Dick Hachey
                                                 type, most have 2 cards

                               FCT      30       probe cards used at the probe operation, minimum of 1 per   Findlay    Dick Hachey
                                                 type, most have 2 cards.

Device test fixtures and       CD4000   150      Test hardware used at probe and final test operations,      KL         Dick Hachey
associated documentation                         unique to each test platform with documentation

                               HC/HCT   270      Test hardware used at probe and final test operations,      KL         Dick Hachey
                                                 unique to each test platform with documentation

                               AC/ACT   100      Test hardware used at probe and final test operations,      KL         Dick Hachey
                                                 unique to each test platform with documentation

                               FCT      50       Test hardware used at probe and final test operations,      KL         Dick Hachey
                                                 unique to each test platform with documentation

Sample probe software test     CD4000   1        Sample probe program on Keithly tester to monitor fab       Findlay    Dick Hachey
programs                                         parameters

                               HC/HCT   1        Sample probe program on Keithly tester to monitor fab       Findlay    Dick Hachey
                                                 parameters

                               AC/ACT   1        Sample probe program on Keithly tester to monitor fab       Findlay    Dick Hachey
                                                 parameters

                               FCT      1        Sample probe program on Keithly tester to monitor fab       Findlay    Dick Hachey
                                                 parameters

Sample probe cards and         CD4000   3        Hardware used in conjunction with the sample probe program  Findlay    Dick Hachey
associated documentation                         on Keithly tester to monitor fab parameters

                               HC/HCT   3        Hardware used in conjunction with the sample probe program  Findlay    Dich Hachey
                                                 on Keithly tester to monitor fab parameters

                               AC/ACT   3        Hardware used in conjunction with the sample probe program  Findlay    Dich Hachey
                                                 on Keithly tester to monitor fab parameters

                               FCT      3        Hardware used in conjunction with the sample probe program  Findlay    Dich Hachey
                                                 on Keithly tester to monitor fab parameters

                                 SCHEDULE 2.1(f)

                                Product Software

---------------------------------------------------------------------------------------------------------------------------------
Item                          Family   Approx   Description                                               Location      Contact
                                       x Qty
---------------------------------------------------------------------------------------------------------------------------------
Mask generation databases     CD4000   15       Files in either MEBES stream format or GDSII
                                                format.(incomplete set).                                  Palm Bay      Don Koch
                              HC/HCT   120      GDSII Databases (all levels) and associated mask
                                                fab documents                                             Palm Bay      Don Koch
                              AC/ACT   65       GDSII Databases (all levels) and associated mask
                                                fab documents                                             Palm Bay      Don Koch
                              FCT      35       GDSU Databases (all levels) and associated mask
                                                fab documents                                             Palm Bay      Don Koch

                                 SCHEDULE 2.1(g)

                                 Technical Data

------------------------------------------------------------------------------------------------------------------------------------
Item                              Family   Approx  Description                                                 Location  Contact
                                           x Qty
------------------------------------------------------------------------------------------------------------------------------------
Design                            CD4000   120     Published datasheets that provides a circuit description,   Findlay   Dick Hachey
Product Datasheets                                 screening and performance specifications for each device
                                                   family.

                                  HC/HCT   105     Published datasheets that provides a circuit description,   Findlay   Dick Hachey
                                                   screening and performance specifications for each device
                                                   family.

                                  AC/ACT   40      Published datasheets that provides a circuit description,   Findlay   Dick Hachey
                                                   screening and performance specifications for each device
                                                   family.

                                  FCT      16      Published datasheets that provides a circuit description,   Findlay   Dick Hachey
                                                   screening and performance specifications for each device
                                                   family.

Die Size                                           A list by mask of the physical die size.                    Findlay   Dick Hachey

Circuit documentation                              Any and all available documentation in support of the       Findlay   Dick Hachey
                                                   design of the circuits and circuit families.

Characterization data                              All available data from the characterization of the         Findlay   Dick Hachey
                                                   products.

ESD data                                   4       Representative ESD data for MM, CDM, HRM models for each    Findlay   Dick Hachey
                                                   Technology

Fab                                        4       Fab yield data for calendar years 1997 and 1998 by          Findlay   Dick Hachey
Yield Data for FAB by technology                   technology.

Process qualification data                 4       Package reliability data performed on a scheduled basis     Findlay   Dick Hachey
(Matrix Monitor Data)                              for each technology

Fabrication processes                      5       Fab processes for CD4000 Commercial and Hi-Rel, HC/HCT,     Findlay   Dick Hachey
                                                   AC/ACT and FCT processes.

Process flow data                          5       Workstream factory control system flow for the above 5      Findlay   Dick Hachey
                                                   processes

Diffusions recipe                 CD4000   11      The furnace recipes for all diffusion operations for each   Findlay   Dick Hachey
                                                   process

                                  HC/HCT   14      The furnace recipes for all diffusion operations for each   Findlay   Dick Hachey
                                                   process

                                  AC/ACT   14      The furnace recipes for all diffusion operations for each   Findlay   Dick Hachey
                                                   process

                                  FCT      14      The furnace recipes for all diffusion operations for each   Findlay   Dick Hachey
                                                   process

Inplant schedules                 CD4000   2       The implant schedule for all implants used on each process  Findlay   Dick Hachey

                                  HC/HCT   5       The implant schedule for all implants used on each process  Findlay   Dick Hachey

                                  AC/ACT   8       The implant schedule for all implants used on each process  Findlay   Dick Hachey

                                  FCT      8       The implant schedule for all implants used on each process  Findlay   Dick Hachey

Substrate specifications          CD4000   2       The substrate specification used on CD4000; one for         Findlay   Dick Hachey
                                                   Commercial and one for Hi-tel process

                                  HC/HCT   2       The substrate specification used on HC/HCT ; one            Findlay   Dick Hachey
                                                   bulk and one epi substrate based on part types

                                  AC/ACT   1       The substrate specification for AC/ACT; same for all types  Findlay   Dick Hachey

                                  FCT      1       The substrate specification for FCT; same for all types     Findlay   Dick Hachey

Sample Probe Test Specifications           4       Internal document for each process that describes the       KL        Dick Hachey
(internal document)                                conditions and specifications performed during sample

Fabrication equipment models                       For each process provide a detailed list of equipment used  Findlay   Dick Hachey
                                                   including vendor and model number

Process parameter limits by                        Performance nodes is the data taken at each mask level to   Findlay   Dick Hachey
Technology (Fab in-line data)                      monitor the fab process

Process history data by                            Historical data on the Performance notes                    Findlay   Dick Hachey
Technology

Process recipe modifications by            0       All devices run under the standard flow                     Findlay   Dick Hachey
device

Sample probe criticized                    3       The sample probe data for the criticized parameters for     Findlay   Dick Hachey
parameter data                                     each technology.  Each parameter will have the Mean, Std
                                                   Deviation, Median number of datapoints, Min, Max, Sanity
                                                   limits and Specification limits.

Test

Test Flows for Probe and Final    CD4000   130     Each test flow shows the route the product follows during   Findlay   Dick Hachey
Test                                               a given test operation.  Test flow by tester for circuit    and KL
                                                   probe;  Test flow by type at final test.

                                  HC/HCT   125     Each test flow shows the route the product follows during   Findlay   Dick Hachey
                                                   a given test operation.  Test flow by tester for circuit
                                                   probe;  Test flow by type at final test.

                                  AC/ACT   50      Each test flow shows the route the product follows during   Findlay   Dick Hachey
                                                   a given test operation.  Test flow by tester for circuit
                                                   probe;  Test flow by type at final test.

                                  FCT      25      Each test flow shows the route the product follows during   Findlay   Dick Hachey
                                                   a given test operation.  Test flow by tester for circuit
                                                   probe;  Test flow by type at final test.

Test Specifications (internal                      Each test flow shows the route the product follows during   KL        Dick Hachey
document)                                          a given test operation.  Test flow by tester for circuit
                                                   probe;  Test flow by type at final test

                                  CD4000   125     Test documents that provide limits and conditions for the   KL        Dick Hachey
                                                   test programs.

                                  HC/HCT   125     Test documents that provide limits and conditions for the   KL        Dick Hachey
                                                   test programs.

                                  AC/ACT   100     Test documents that provide limits and conditions for the   KL        Dick Hachey
                                                   test programs.

                                  FCT      25      Test documents that provide limits and conditions for the   KL        Dick Hachey
                                                   test programs.

Yield Data for Probe and Final                     Yield data for CY1998 by type for probe and final test.     KL        Dick Hachey
test by type

Electrical test validation units  CD4000   75      Units that are known good devices to be used for test       KL        Dick Hachey
(Sample)                                           correlation and debug.

                                  HC/HCT   200     Units that are known good devices to be used for test       Findlay   Dick Hachey
                                                   correlation and debug.

                                  AC/ACT   60      Units that are known good devices to be used for test       Findlay   Dick Hachey
                                                   correlation and debug.

                                  FCT      10      Units that are known good devices to be used for test       Findlay   Dick Hachey
                                                   correlation and debug.

Electrical test validation        CD4000   100     Wafers that have known good and bad die to be used for      Findlay   Dick Hachey
wafers (Sample)                                    test correlation and debug.

                                  HC/HCT   100     Wafers that have known good and bad die to be used for      Findlay   Dick Hachey
                                                   test correlation and debug.

                                  AC/ACT   100     Wafers that have known good and bad die to be used for      Findlay   Dick Hachey
                                                   test correlation and debug.

                                  FCT      15      Wafers that have known good and bad die to be used for      Findlay   Dick Hachey
                                                   test correlation and debug.

Assembly

Assembly flow by package type                      Assembly flow per package, including Cerdip, Flatpak,       KL        Dick Hachey
                                                   Pdip, Sidebrazed, SOIC and SSOP packages

Assembly Diagrams by device       CD4000   360     The assembly diagram provides a visual guide to mounting    KL        Dick Hachey
                                                   orientation and bond wire routing per device type per
                                                   package type.

                                  HC/HCT   750     The assembly diagram provides a visual guide to mounting    KL        Dick Hachey
                                                   orientation and bond wire routing per device type per
                                                   package type.

                                  AC/ACT   300     The assembly diagram provides a visual guide to mounting    KL        Dick Hachey
                                                   orientation and bond wire routing per device type per
                                                   package type.

                                  FCT      50      The assembly diagram provides a visual guide to mounting    KL        Dick Hachey
                                                   orientation and bond wire routing per device type per
                                                   package type.

Materials list of packages                 22      A piece parts list of all the material needed for all       KL        Dick Hachey
                                                   packages

Assembly qualification data                All     All available data used for the qualification of the        KL        Dick Hachey
                                                   assembly process for CY' 98 to date.

QCI flows and qualification data           All     All available QCI data used for the qualification of        KL        Dick Hachey
                                                   production manufacturing for CY' 98 to date.

Customer Issues                                                                                                          Dick Hachey

Outstanding specification waivers          All     Listing by customer and part of all specification waivers   Findlay   Dick Hachey

Outstanding product change                 All     Listing by product of all change notices                    Findlay   Dick Hachey
notices

Special customer requirements              All     Listing by part of deviations required by customer          Findlay   Dick Hachey

                                 SCHEDULE 3.1(b)
                   SPECIFIED DISTRIBUTIORS (MILITARY PRODUCTS)
                                    6-Oct-98

                     North American Authorized Distributors

----------------------------------------------------------------------------------------------------------------------------------
                      Company Name and Corporate Address                                    Telephone                 FAX
----------------------------------------------------------------------------------------------------------------------------------
Arrow Electronics, 25 Hub Drive, Melville, NY 11747                                       516-391-1300
----------------------------------------------------------------------------------------------------------------------------------
Future Electronics, 237 Hymus Blvd., Pointe Claire, Quebec, Canada, H9R 5C7               514-694-7710          514-695-3707
----------------------------------------------------------------------------------------------------------------------------------
Hamilton Hallmark, Avnet OMG, 9800 La Clenega Blvd., Inglewood, CA 90301-4417             310-665-2600 (C)      602-736-7979 (C)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTOR OF OBSOLETE PRODUCTS
----------------------------------------------------------------------------------------------------------------------------------
Rochester Electronics, 10 Malcolm Hoyt Dr., Newburyport, MA 01950                         978-462-9332          978-462-9512
----------------------------------------------------------------------------------------------------------------------------------
DIE DISTRIBUTORS
----------------------------------------------------------------------------------------------------------------------------------
Minco, 1805 Rutherford Lane, Austin, TX 78754                                             512-834-2022          512-837-6285
----------------------------------------------------------------------------------------------------------------------------------
Chip Supply, 7725 N. Orange Blossom Trail, Orlando, FL 32810-2696                         407-296-5603          407-290-00164
----------------------------------------------------------------------------------------------------------------------------------
Elmo Semiconductor, 7590 North Glenoaks Blvd., Burbank, CA 91504-1052                     818-768-7400
----------------------------------------------------------------------------------------------------------------------------------

                        European Authorized Distributors

----------------------------------------------------------------------------------------------------------------------------------
                      Company Name and Corporate Address                                    Telephone                 FAX
----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA
----------------------------------------------------------------------------------------------------------------------------------
Avnet EMG, Waidhausenstrasse 19, A - 1140 Vienna                                          43 1 911 28 47        43 1 911 38 53
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Diefenbachgasse 35/1, A-1150 Vienna                                       43 1 891 52           43 1 89 1 52 30
----------------------------------------------------------------------------------------------------------------------------------
Spoerle Electronic, Heiligenstadterasse 50-52, A - 1190 Vienna                            43 1 891 52           43 1 369 22 73
----------------------------------------------------------------------------------------------------------------------------------
BELGIUM
----------------------------------------------------------------------------------------------------------------------------------
EBV Electronik, Excelsoriaan 35B, B - 1930 Zaventem                                       32 2 725 46 60        32 2 720 81 52
----------------------------------------------------------------------------------------------------------------------------------
Spoerle Electronic, Keilbert II, Minervastraal, 14/B2, B - 1930 Zaventem                  32 2 725 46 60        32 2 725 45 11
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DENMARK
----------------------------------------------------------------------------------------------------------------------------------
Arrow Denmark, Smedeholm, 13A, DK - 2730 Herlev                                           45 4450 8200          45 4450 8210
----------------------------------------------------------------------------------------------------------------------------------
Avnet Nortec, Transformervej, 17, DK - 2730 Herlev                                        45 4488 0800          45 4488 0888
----------------------------------------------------------------------------------------------------------------------------------
EBV Electronik, Gladsaxevej 370, DK - 2860 Soborg                                         45 39 69 05 11        45 39 69 05 04
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
EASTERN COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
EBV Electronik, V Holesovickach 29, CZ - 180 00 Praha 8 Czechoslovakia                    42 2 900 22 101       42 2 688 59 16
----------------------------------------------------------------------------------------------------------------------------------
Avnet EMG, Ul. Fort Wola 22, pok 15 p. IX, PL - 00961 Warszawa, Poland                    48 22 63 44 736       48 22 63 44 738
----------------------------------------------------------------------------------------------------------------------------------
Avnet EMG, E2000 Sertron S.R.O. Slevacska 744/1 Hloubetin, CZ-19400 Praha 9 Czech         42 2 86 11 42         42 2 81 861 442
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Ul. Odrzanska 24-29/11, PL-50114 Woclaw, Poland                           48 71 34 229 44       48 71 34 299 10
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Dunajska c.22, Sl - 1511 Ljubljana, Slovenia                              386 61 133 02 16      386 61 133 04 57
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Dmitrowskoje Chaussee 9b, RUS-127434 Moscow, Russia                       7 95 9763510          7 95 9764808
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Ryensvingen 3B, P.O. Box 101, Manglerud, N-0680 Oslo                      47 22 67 17 80        47 22 67 17 89
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FINLAND
----------------------------------------------------------------------------------------------------------------------------------
Arrow Finland, Tyopajankatu 5, Box 25, SF-00521 Helsinki                                  358 9 476 660         358 9 476 663 29
----------------------------------------------------------------------------------------------------------------------------------
Avnet Nortec, Italahdenkatu, 18A, FIN-00210 Helsinki                                      358 9 61 31 81        358 9 69 22 32 6
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Pihatorma 1A, FIN-02240, Espoo                                            358 9 855 7730        359 9 855 0450
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FRANCE
----------------------------------------------------------------------------------------------------------------------------------
Arrow Electronique, 73-79 Rue des Solets, Silic 585, F-94663 Rungis Cedex                 33 1 49 78 49 78      33 1 49 78 06 99
----------------------------------------------------------------------------------------------------------------------------------
Avnet EMG, 79, Rue Pierre Semard, P.B.90, F-92322 Chatillon Sous Bagneux                  33 1 49 65 27 00      33 1 49 65 25 39
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, 3, rue de la Renaissance, 92184 Antony cedex                              33 1 49 96 30 00      33 1 40 96 30 30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
GERMANY
----------------------------------------------------------------------------------------------------------------------------------
Avnet EMG, Stahlgruberring, 12, D-81829 Munchen                                           49 89 4511001         49 89 45110129
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronic, Ammerthalstrasse 28, D-85551 Kirchheim-Heimstetten                        49 89 99 11 40        49 89 99 11 44 22
----------------------------------------------------------------------------------------------------------------------------------
Spoerle Electronic, Max-Planck Strasse 1-3, D-63303 Dreieich-bei-Frankfurt                49 6103 304-8         49 6103 3044 55
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
GREECE
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Anaxagora Street 1, GR-17778 Travros (Athens)                             30 1 34 14 300        30 1 34 14 304
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ITALY
----------------------------------------------------------------------------------------------------------------------------------
Avnet EMG, Centro Direzionale, Via Novara, 570, I-20153 Milano                            39 2 38 19 02         39 2 38 00 29 88
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, VIA C. Frova, 34, I-20091 Cinisello Balsamo                               39 2 660 96 290       39 2 660 170 20
----------------------------------------------------------------------------------------------------------------------------------
Silverstar CELDIS, Viale Fulvio Testi 280, I-20126 Milano                                 39 2 661 251          39 2 661 013 59
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Planetenbaan, 116, NL - 3606 AK, Maarssenbroek                            31 346 58 30 10       31 346 58 30 25
----------------------------------------------------------------------------------------------------------------------------------
Spoerle Electronic, Coitbaan 17, NL-3439 NG, Nieuwegein (Utrecht)                         31 30 609 1234        31 30 603 5924
----------------------------------------------------------------------------------------------------------------------------------
Spoerle Electronic, Postbus 7139, De Run 1120, NL - 5605 JC Eindhoven                     31 40 230 99 99       31 40 253 5540
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL
----------------------------------------------------------------------------------------------------------------------------------
Amitron-Arrow, Quinta Grande, Lote 20, Alfragide, P-2700 Amadora                          351 1 471 48 06       351 1 471 08 02
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA
----------------------------------------------------------------------------------------------------------------------------------
Arrow Altech, 10, Skietlood Street, Isando, Ext. 3, 1600, PO Box 69, Isando,
     1600, Transvaal                                                                      27 11 391 3804/...19  27 11 974 9683
----------------------------------------------------------------------------------------------------------------------------------
Avnet Kopp, 31 Commerce Crescent, Kramerville, SA-2148 Sandton, SA-2128 Rivonia           27 11 444 23 33       27 11 444 17 06
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SPAIN
----------------------------------------------------------------------------------------------------------------------------------
Amitron-Arrow, Albasanz, 75, SP-28037 Madrid                                              34 91 304 30 40       34 91 327 24 72
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Centro Empresarial Euronova, Ronda de Poniente, 4 Ala Derecha,
     1A Planta, Officina A, SP-28760 Tres Cantos, Madrid                                  34 91 8 04 32 56      34 91 8 04 41 03
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SWEDEN
----------------------------------------------------------------------------------------------------------------------------------
Arrow, Isafjordsgatan 7, Box 67, S-164 94 Kista                                           46 8 562 655 00       46 8 562 655 50
----------------------------------------------------------------------------------------------------------------------------------
Avnet Nortec, Englundavagen 7, PO Box 1830, S-17 127 Solna                                46 8 629 1400         46 8 627 0280
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Derbyvagen 20, S-21235 Malmo                                              46 40 59 21 00        46 40 59 21 01
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TURKEY
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, Bayar Cad.Gulbahar Sok No.17, Perdemsac Plaza, D:91-93 Kozyatagi,
     TK - 81090 Istanbul                                                                  90 216 463 1352/3     90 216 463 1355
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
----------------------------------------------------------------------------------------------------------------------------------
EBV Electronik, Ballymount Trading Estates, Balymount Rd. Walkinstown, Dublin 12          353 1 456 4 034       353 1 456 4 035
----------------------------------------------------------------------------------------------------------------------------------
Arrow Jermyn, St. Martins Business Centre, Cambridge Rd., Bedford MK41 OLF                44 1234 270027        44 1234 214674
----------------------------------------------------------------------------------------------------------------------------------
Avnet-Access, Avnet House, Rutherford Close, Meadway< Stevenage, Herts SG1 2EF            44 1438 788 300       44 1438 788 230
----------------------------------------------------------------------------------------------------------------------------------
EBV Elektronik, 7 Frascati Way, Maidenhead, Berkshire SL6 4UY                             44 1628 783 688       44 1628 783 811
----------------------------------------------------------------------------------------------------------------------------------

                      Asian Pacific Authorized Distributors

----------------------------------------------------------------------------------------------------------------------------------
                      Company Name and Corporate Address                                    Telephone                 FAX
----------------------------------------------------------------------------------------------------------------------------------
None

                                  Schedule 4.3

                            Product Inventory Pricing

Finished Goods Inventory

Finished goods inventory for each Military Logic Product will be valued in the following manner:

Quantity        Months           TI/Non-TI            Military Transfer Price
--------        ------           ---------            -----------------------

> 1000          <=12 mos.        Non-TI               80% times ASP
> 1000          <=12 mos.        TI                   40% times ASP
< 1000          <=12 mos.        Non-TI and
                                 TI                   40% times ASP
    --          > 12 mos.        Non-TI and
                                 TI                   10% times ASP

Sellers will transfer at no charge to Purchaser all military inventory in stock at the time of closing for which there were no sales by Sellers during FY98.

The aggregate value assigned to the finished goods inventory pursuant to the foregoing provisions shall be reduced by the sum of (i) an amount equal to three percent (3%) of all Products held in inventory by the Specified Distributors at the time of Closing plus (ii) $253,000.

As used above, (a) "Months" means average months of Sellers' FY98 unit sales;
(b) "Quantities" means quantity of Sellers' FY98 Unit Sales; (c) "TI" means that Purchaser offers an equivalent part number; (d) "Non-TI" means that Purchaser offers no equivalent part number; (e) "ASP" means Sellers' FY98 Average Selling Price; and (f) "FY98" means the fiscal year ending July 3, 1998.

Die Inventory

Each category of die inventory will be valued at the lower of the Standard Cost Calculation or the ASP Calculation, as set forth below.

                         Standard Cost
         Months          Calculation                        ASP Calculation
         ------          -----------                        ---------------
         0-6             100% times Standard Cost           66% times ASP
         7-12            70% times Standard Cost            50% times ASP
         12-30           30% times Standard Cost            25% times ASP
         >30             No Charge                          No Charge

As used above, (a) "Months" means average months of Sellers' FY98 unit sales for the packaged Product using such die inventory; (b) "ASP" means Sellers' FY98 Average Selling Price for the packaged Products using such die inventory; (c) "Standard Cost" means Sellers' FY99 standard cost for such die inventory; (d) "FY98" means the fiscal year ending July 3, 1998; and (e) "FY99" means the fiscal year beginning July 4, 1998.

                                  Schedule 6.5

                        Financial Data "GAAP' Exceptions

Historical financial data used in this transaction was prepared in accordance with generally accepted accounting principles (GAAP) except for the data regarding the following matters:

      (i)   A constant exchange rate for Malaysia was used in all periods.

      (ii) Corporate Headquarters or Sector charges pertaining to Management Information Systems and other similar charges for systems used throughout the business were not reflected in the historical financial data.

      (iii) Normal year-end adjustments to financial results, which were immaterial when viewed in the aggregate, were not reflected in the historical financial data.

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family         Device                Status   Family           Device                   Status
------         ------                ------   ------           ------                   ------
MIL LOGIC      135957                   11    MIL LOGIC        5962-8780801EA             11
MIL LOGIC      5962-8515301CA           11    MIL LOGIC        5962-8780901RA             11
MIL LOGIC      5962-8515401CA           11    MIL LOGIC        5962-8855601EA             11
MIL LOGIC      5962-8606101EA           11    MIL LOGIC        5962-8857601CA             11
MIL LOGIC      5962-8606101EAS2035      11    MIL LOGIC        5962-8860601EA             11
MIL LOGIC      5962-8606201RA           11    MIL LOGIC        5962-8862401JA             11
MIL LOGIC      5962-8670101JA           11    MIL LOGIC        5962-8867101EA             11
MIL LOGIC      5962-8681201EA           11    MIL LOGIC        5962-8867201EA             11
MIL LOGIC      5962-8681301RA           11    MIL LOGIC        5962-8875701EA             11
MIL LOGIC      5962-8681401RA           11    MIL LOGIC        5962-8875901EA             11
MIL LOGIC      5962-8681501RA           11    MIL LOGIC        5962-8943601MRA            11
MIL LOGIC      5962-8681701EA           11    MIL LOGIC        5962-8944501JA             11
MIL LOGIC      5962-8681801RA           11    MIL LOGIC        5962-8945801EA             11
MIL LOGIC      5962-8681901EA           11    MIL LOGIC        5962-8960901EA             11
MIL LOGIC      5962-8682001EA           11    MIL LOGIC        5962-8970001EA             11
MIL LOGIC      5962-8682101EA           11    MIL LOGIC        5962-8970101EA             11
MIL LOGIC      5962-8682201JA           11    MIL LOGIC        5962-8970201EA             11
MIL LOGIC      5962-8682301EA           11    MIL LOGIC        5962-8970301CA             11
MIL LOGIC      5962-8682401EA           11    MIL LOGIC        5962-8970401CA             11
MIL LOGIC      5962-8682501EA           11    MIL LOGIC        5962-8970501EA             11
MIL LOGIC      5962-8682601EA           11    MIL LOGIC        5962-8970701EA             11
MIL LOGIC      5962-8682701EA           11    MIL LOGIC        5962-8970801EA             11
MIL LOGIC      5962-8682801EA           11    MIL LOGIC        5962-8970901CA             11
MIL LOGIC      5962-8683101CA           11    MIL LOGIC        5962-8974001RA             11
MIL LOGIC      5962-8683101CAR2380      11    MIL LOGIC        5962-8974201RA             11
MIL LOGIC      5962-8684701EA           11    MIL LOGIC        5962-8974301EA             11
MIL LOGIC      5962-8684801CA           11    MIL LOGIC        5962-8974301EAS2035        11
MIL LOGIC      5962-8685201CA           11    MIL LOGIC        5962-8974501EA             11
MIL LOGIC      5962-8685301CA           11    MIL LOGIC        5962-8974601CA             11
MIL LOGIC      5962-8685401EA           11    MIL LOGIC        5962-8974701CA             11
MIL LOGIC      5962-8685501EA           11    MIL LOGIC        5962-8975101CA             11
MIL LOGIC      5962-8685601RA           11    MIL LOGIC        5962-8976501EA             11
MIL LOGIC      5962-8685701RA           11    MIL LOGIC        5962-8976901RA             11
MIL LOGIC      5962-8686701RA           11    MIL LOGiC        5962-8977101EA             11
MIL LOGIC      5962-8688301CA           11    MIL LOGIC        5962-8984301CA             11
MIL LOGIC      5962-8688401EA           11    MIL LOGIC        5962-8984401CA             11
MIL. LOGIC     5962-8688501JA           11    MIL LOGIC        5962-8984501CA             11
MIL LOGIC      5962-8688601EA           11    MIL LOGiC        5962-8984901RA             11
MIL LOGIC      5962-8689001CA           11    MIL LOGIC        5962-8985201EA             11
MIL LOGIC      5962-8689101EA           11    MIL LOGIC        5962-8989001CA             11
MIL LOGIC      5962-8764701CA           11    MIL LOGIC        5962-8989001CAS2035        11
MIL LOGIC      5962-8768001EA           11    MIL LOGIC        5962-8994601EA             11
MIL LOGIC      5962-8772101CA           11    MIL LOGIC        5962-8994701MEA            11
MIL LOGIC      5962-8772201CA           11    MIL LOGIC        5962-8995301EA             11
MIL LOGIC      5962-8772401EA           11    MIL LOGIC        5962-8995401EA             11
MIL LOGIC      5962-8772501RA           11    MIL LOGIC        5962-8999001EA             11
MIL LOGIC      5962-8773301EA           11    MIL LOGIC        5962-9050501MEA            11
MIL LOGIC      5962-8775401EA           11    MIL LOGIC        5962-9052401MEA            11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family         Device                Status   Family           Device                   Status
------         ------                ------   ------           ------                   ------
MIL LOGIC      5962-8780501EA           11    MIL LOGIC        5962-9055301EA             11
MIL LOGIC      5962-8780601RA           11    MIL LOGIC        5962-9055701EA             11
MIL LOGIC      5962-8780701RA           11    MIL LOGIC        5962-9059701MEA            11
MIL LOGIC      5962-9064001CA           11    MIL LOGIC        8406401EA                  11
MIL LOGIC      5962-9065101MCA          11    MIL LOGIC        8407001EA                  11
MIL LOGIC      5962-9065201MEA          11    MIL LOGIC        8407101RA                  11
MIL LOGIC      5962-9065401MEA          11    MIL LOGIC        8407201RA                  11
MIL LOGIC      5962-9070101MEA          11    MIL LOGIC        8407201RAS2035             11
MIL LOGIC      5962-9070201MEA          11    MIL LOGIC        8407301EA                  11
MIL LOGIC      5962-9070301MEA          11    MIL LOGIC        8407401RA                  11
MIL LOGIC      5962-9070501MEA          11    MIL LOGIC        8407401RAS2035             11
MIL LOGIC      5962-9070601MEA          11    MIL LOGIC        8407501EA                  11
MIL LOGIC      5962-9070601MEAS2035     11    MIL LOGIC        8408501RA                  11
MIL LOGIC      5962-9075801MEA          11    MIL LOGIC        8408501RAS2035             11
MIL LOGIC      5962-9084801MEA          11    MIL LOGIC        8408801EA                  11
MIL LOGIC      5962-9084801MEAS2035     11    MIL LOGIC        8408801EAS2035             11
MIL LOGIC      5962-9084901MCA          11    MIL LOGIC        8408901EA                  11
MIL LOGIC      5962-9098401MEA          11    MIL LOGIC        8409001CA                  11
MIL LOGIC      5962-9466401MEA          11    MIL LOGIC        8409101CA                  11
MIL LOGIC      7702002EA                11    MIL LOGIC        8409201EA                  11
MIL LOGIC      7702301EA                11    MIL LOGIC        8409301EA                  11
MIL LOGIC      7702402CA                11    MIL LOGIC        8409401EA                  11
MIL LOGIC      7702501EA                11    MIL LOGIC        8409501EA                  11
MIL LOGIC      7703201JA                11    MIL LOGIC        8409601RA                  11
MIL LOGIC      7703702EA                11    MIL LOGIC        8409801CA                  11
MIL LOGIC      7704402CA                11    MIL LOGIC        8409801CAS2035             11
MIL LOGIC      7704403CA                11    MIL LOGIC        8409901RA                  11
MIL LOGIC      7704602CA                11    MIL LOGIC        8410001CA                  11
MIL LOGIC      7704701EA                11    MIL LOGIC        8412801EA                  11
MIL LOGIC      7704801EA                11    MIL LOGIC        8415001EA                  11
MIL LOGIC      7705102CA                11    MIL LOGIC        8416201CA                  11
MIL LOGIC      7705902CA                11    MIL LOGIC        8416201CAS2035             11
MIL LOGIC      7706002CA                11    MIL LOGIC        8500101EA                  11
MIL LOGIC      7901502EA                11    MIL LOGIC        8500201EA                  11
MIL LOGIC      8101602EA                11    MIL LOGIC        8500301EA                  11
MIL LOGIC      8101701EA                11    MIL LOGIC        8500401EA                  11
MIL LOGIC      8101801EA                11    MIL LOGIC        8512401EA                  11
MIL LOGIC      8102001CA                11    MIL LOGIC        8512501EA                  11
MIL LOGIC      8403701CA                11    MIL LOGIC        8512801RA                  11
MIL LOGIC      8403801CA                11    MIL LOGIC        8513001RA                  11
MIL LOGIC      8403901CA                11    MIL LOGIC        8550401EA                  11
MIL LOGIC      8403901CAS2035           11    MIL LOGIC        8550501RA                  11
MIL LOGIC      8404001CA                11    MIL LOGIC        8550601RA                  11
MIL LOGIC      8404101CA                11    MIL LOGIC        8550701RA                  11
MIL LOGIC      8404201CA                11    MIL LOGIC        8551901EA                  11
MIL LOGIC      8404201CAS2035           11    MIL LOGIC        8601101EA                  11
MIL LOGIC      8404302CA                11    MIL LOGIC        8601201CA                  11
MIL LOGIC      8404401CA                11    MIL LOGIC        8601301EA                  11
MIL LOGIC      8404501CA                11    MIL LOGIC        8607601EA                  11
MIL LOGIC      8404601CA                11    MIL LOGIC        8607701CA                  11
MIL LOGIC      8404701CA                11    MIL LOGIC        89262AKB3T                 11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family         Device                Status   Family           Device                   Status
------         ------                ------   ------           ------                   ------
MIL LOGIC      8404801CA                11    MIL LOGIC        8263AKB3T                  11
MIL LOGIC      8405601CA                11    MIL LOGIC        8264UKB3T                  11
MIL LOGIC      8406201EA                11    MIL LOGIC        89265AKB3T                 11
MIL LOGIC      89266AKB3T               11    MIL LOGIC        CD4013AFB                  11
MIL LOGIC      89267AKB3T               11    MIL LOGIC        CD4013BF3A                 11
MIL LOGIC      89270AKB3T               11    MIL LOGIC        CD4013BF3AS2451            11
MIL LOGIC      89271AKB3T               11    MIL LOGIC        CD4013BF3AS2534            11
MIL LOGIC      89273AKB3T               11    MIL LOGIC        CD4013BFB                  11
MIL LOGIC      89274AKB3T               11    MIL LOGIC        CD4013BK3                  11
MIL LOGIC      CD14538BF3A              11    MIL LOGIC        CD4014BF3A                 11
MIL LOGIC      CD4001AFB                11    MIL LOGIC        CD4015BF3A                 11
MIL LOGIC      CD4001BF3A               11    MIL LOGIC        CD4015BF3AS2451            11
MIL LOGIC      CD4001BF3AS2283          11    MIL LOGIC        CD40160BF3A                11
MIL LOGIC      CD4001BF3AS2534          11    MIL LOGIC        CD40160BFS2203             11
MIL LOGIC      CD4001BFB                11    MIL LOGIC        CD40161BF3A                11
MIL LOGIC      CD4001BFS2484            11    MIL LOGIC        CD40163BF3A                11
MIL LOGIC      CD4001BK3                11    MIL LOGIC        CD4016BF3A                 11
MIL LOGIC      CD4001UBF3A              11    MIL LOGIC        CD40174BF3A                11
MIL LOGIC      CD4001UBF3AS2451         11    MIL LOGIC        CD40175BF3A                11
MIL LOGIC      CD4002BF3A               11    MIL LOGIC        CD4017AFB                  11
MIL LOGIC      CD4002BK3                11    MIL LOGIC        CD4017BF3A                 11
MIL LOGIC      CD4006BF3A               11    MIL LOGIC        CD4017BF3AS2534            11
MIL LOGIC      CD4006BF3AS2283          11    MIL LOGIC        CD4017BFB                  11
MIL LOGIC      CD4006BF3AS2451          11    MIL LOGIC        CD4018BF3A                 11
MIL LOGIC      CD4007UBF3A              11    MIL LOGIC        CD4018BFB                  11
MIL LOGIC      CD4007UBF3A116           11    MIL LOGIC        CD4018BK3                  11
MIL LOGIC      CD4007UBF3AS2451         11    MIL LOGIC        CD40192BF3A                11
MIL LOGIC      CD408BF3A                11    MIL LOGIC        CD40193BF3A                11
MIL LOGIC      CD4009UBF3A              11    MIL LOGIC        CD40193BF3AS2265           11
MIL LOGIC      CD4009UBKS2273           11    MIL LOGIC        CD4019AFB                  11
MIL LOGIC      CD40101BF3A              11    MIL LOGIC        CD4019BF3A                 11
MIL LOGIC      CD40103BF3A              11    MIL LOGIC        CD4019BF3AS2451            11
MIL LOGIC      CD40105BF3A              11    MIL LOGIC        CD4019BFB                  11
MIL LOGIC      CD40105BF3AS2283         11    MIL LOGIC        CD4020AFB                  11
MIL LOGIC      CD40106BK                11    MIL LOGIC        CD4020BF3AS2451            11
MIL LOGIC      CD40106BF3A              11    MIL LOGIC        CD4020BF3A                 11
MIL LOGIC      CD40107BF3A              11    MIL LOGIC        CD4020BFB                  11
MIL LOGIC      CD40108BD3               11    MIL LOGIC        CD4021BF3A                 11
MIL LOGIC      CD40109BF3A              11    MIL LOGIC        CD4021BF3AS2283            11
MIL LOGIC      CD40109BK3               11    MIL LOGIC        CD4021BFB                  11
MIL LOGIC      CD4010BF3A               11    MIL LOGIC        CD4022BF3A                 11
MIL LOGIC      CD4011AD3                11    MIL LOGIC        CD4023AFB                  11
MIL LOGIC      CD4011AFB                11    MIL LOGIC        CD4023BF3A                 11
MIL LOGIC      CD4011BF3A               11    MIL LOGIC        CD4023BF3AS2451            11
MIL LOGIC      CD4011BF3AS2283          11    MIL LOGIC        CD4023BF3AS2534            11
MIL LOGIC      CD4011BF3AS2451          11    MIL LOGIC        CD4023BFB                  11
MIL LOGIC      CD4011BF3AS2534          11    MIL LOGIC        CD4023BK3                  11
MIL LOGIC      CD4011BFB                11    MIL LOGIC        CD4024AFB                  11
MIL LOGIC      CD4011BK3                11    MIL LOGIC        CD4024BF3A                 11
MIL LOGIC      CD4011BK3S2344           11    MIL LOGIC        CD4024BF3AS2451            11
MIL LOGIC      CD4012BF3A               11    MIL LOGIC        CD4024BF3AS2534            11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family         Device                Status   Family           Device                   Status
------         ------                ------   ------           ------                   ------
MIL LOGIC      CD4012BF3AS2451          11    MIL LOGIC        CD4024BFB                  11
MIL LOGIC      C04012BF3AS2534          11    MIL LOGIC        CD4025BF3A                 11
MIL LOGIC      CD4012BFB                11    MIL LOGIC        CD4025AFB                  11
MIL LOGIC      C04025BF3A               11    MIL LOGIC        CD4051BF3AS2283            11
MIL LOGIC      CD4025BF3AS2451          11    MIL LOGIC        CD4052BF3A                 11
MIL LOGIC      CD4025BFB                11    MIL LOGIC        CD4053BF3A                 11
MIL LOGIC      CD4027AFB                11    MIL LOGIC        CD4053BF3AS2283            11
MIL LOGIC      CD4027BF3A               11    MIL LOGIC        CD4054BF3A                 11
MIL LOGIC      CD4027BF3AS2451          11    MIL LOGIC        CD4056BF3A                 11
MIL LOGIC      CD4027BF3AS2534          11    MIL LOGIC        CD4059AD3                  11
MIL LOGIC      CD4027BFB                11    MIL LOGIC        CD4060BF3A                 11
MIL LOGIC      CD4027BK3                11    MIL LOGIC        CD4060BF3AS2534            11
MIL LOGIC      CD4028BF3A               11    MIL LOGIC        CD4063BF3A                 11
MIL LOGIC      CD4029BF3A               11    MIL LOGIC        CD4066BF3A                 11
MIL LOGIC      CD4029BF3AS2451          11    MIL LOGIC        CD4066BF3AS2283            11
MIL LOGIC      CD4030BF3A               11    MIL LOGIC        CD4066BF3AS2451            11
MIL LOGIC      CD4030BF3AS2451          11    MIL LOGIC        CD4066BF3AS2534            11
MIL LOGIC      CD4030BFB                11    MIL LOGIC        CD4066BFB                  11
MIL LOGIC      CD4030BK3S2348           11    MIL LOGIC        CD4066BK3                  11
MIL LOGIC      CD4031BF3A               11    MIL LOGIC        CD4067BF3A                 11
MIL LOGIC      CD4034BF3A               11    MIL LOGIC        CD4068BF3A                 11
MIL LOGIC      CD4035BF3A               11    MIL LOGIC        CD4069UBF3A                11
MIL LOGIC      CD4040BF3A               11    MIL LOGIC        CD4069UBF3AS2442           11
MIL LOGIC      CD4041UBF3A              11    MIL LOGIC        CD4069UBFB                 11
MIL LOGIC      CD4042BF3A               11    MIL LOGIC        CD4070BF3A                 11
MIL LOGIC      CD4042BF3AS2329          11    MIL LOGIC        CD4070BF3AS2534            11
MIL LOGIC      CD4042BF3AS2451          11    MIL LOGIC        CD4070BFB                  11
MIL LOGIC      CD4042BF3AS2534          11    MIL LOGIC        CD4071BF3A                 11
MIL LOGIC      CD4042BK3                11    MIL LOGIC        CD4071BF3AS2283            11
MIL LOGIC      CD4043BF3A               11    MIL LOGIC        CD4071BF3AS2534            11
MIL LOGIC      CD4043BF3AS2534          11    MIL LOGIC        CD4071BFB                  11
MIL LOGIC      CD4044BF3A               11    MIL LOGIC        CD4072BF3A                 11
MIL LOGIC      CD4044BF3AS2534          11    MIL LOGIC        CD4073BF3A                 11
MIL LOGIC      CD4046BF3A               11    MIL LOGIC        CD4073BFB                  11
MIL LOGIC      CD4046BFS2265            11    MIL LOGIC        CD4075BF3A                 11
MIL LOGIC      CD4047BD3                11    MIL LOGIC        CD4075BFB                  11
MIL LOGIC      CD4047BF3A               11    MIL LOGIC        CD4076BF3A                 11
MIL LOGIC      CD4048BF3A               11    MIL LOGIC        CD4077BF3A                 11
MIL LOGIC      CD4048BF3AS2451          11    MIL LOGIC        CD4078BF3A                 11
MIL LOGIC      CD4049AFB                11    MIL LOGIC        CD4081BF3A                 11
MIL LOGIC      CD4049UBF3A              11    MIL LOGIC        CD4081BF3AS2283            11
MIL LOGIC      CD4049UBF3AS2283         11    MIL LOGIC        CD4081BF3AS2534            11
MIL LOGIC      CD4049UBF3AS2451         11    MIL LOGIC        CD4081BFB                  11
MIL LOGIC      CD4049UBF3AS2534         11    MIL LOGIC        CD4081BFB3A                11
MIL LOGIC      CD4049UBFB               11    MIL LOGIC        CD4082BF3A                 11
MIL LOGIC      CD4049UBK3               11    MIL LOGIC        CD4082BFB                  11
MIL LOGIC      CD4050AFB                11    MIL LOGIC        CD4085BF3A                 11
MIL LOGIC      CD4050AKR2603            11    MIL LOGIC        CD4086BF3A                 11
MIL LOGIC      CD4050BF3A               11    MIL LOGIC        CD4089BF3A                 11
MIL LOGIC      CD4050BF3AS2283          11    MIL LOGIC        CD4093BF3A                 11
MIL LOGIC      CD4050BF3AS2451          11    MIL LOGIC        CD4094F3A                  11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family          Device                Status   Family           Device                    Status
------          ------                ------   ------           ------                    ------
MIL LOGIC       CD4050BF3A2534          11     MIL LOGIC        CD4098BF3A                  11
MIL LOGIC       CD4050BFB               11     MIL LOGIC        CD4098BFB                   11
MIL LOGIC       CD4051BF3A              11     MIL LOGIC        CD4099BF3A                  11
MIL LOGIC       CD4051BF3A              11     MIL LOGIC        CD4099BF3A                  11
MIL LOGIC       CD4099BFB               11     MIL LOGIC        CD54AC280F3A                11
MIL LOGIC       CD4502BF3A              11     MIL LOGIC        CD54AC283F3A                11
MIL LOGIC       CD4502BFB               11     MIL LOGIC        CD54AC299F3A                11
MIL LOGIC       CD4503BF3A              11     MIL LOGIC        CD54AC32FA                  11
MIL LOGIC       CD4504BF3A              11     MIL LOGIC        CD54AC32F3AS2283            11
MIL LOGIC       CD4504BF3AS2451         11     MIL LOGIC        CD54AC373F3A                11
MIL LOGIC       CD4508BD3               11     MIL LOGIC        CD54AC374F3A                11
MIL LOGIC       CD4508BF3A              11     MIL LOGIC        CD54AC541F3A                11
MIL LOGIC       CD4511BF3A              11     MIL LOGIC        CD54AC573F3A                11
MIL LOGIC       CD4511BK3               11     MIL LOGIC        CD54AC574F3A                11
MIL LOGIC       CD4512BF3A              11     MIL LOGIC        CD54AC74F3A                 11
MIL LOGIC       CD4514BF3A              11     MIL LOGIC        CD54ACT00F3A                11
MIL LOGIC       CD4515BF3A              11     MIL LOGIC        CD54ACT02F3A                11
MIL LOGIC       CD4516BF3A              11     MIL LOGIC        CD54ACT04F3A                11
MIL LOGIC       CD4517BF3A              11     MIL LOGIC        CD54ACT05F3A                11
MIL LOGIC       CD4518BF3A              11     MIL LOGIC        CD54ACT05F3AS2360           11
MIL LOGIC       CD4520BF3A              11     MIL LOGIC        CD54ACT05F3AS2841           11
MIL LOGIC       CD4532BF3A              11     MIL LOGIC        CD54ACT08F3A                11
MIL LOGIC       CD4536BF3A              11     MIL LOGIC        CD54ACT109F3A               11
MIL LOGIC       CD4541BF3A              11     MIL LOGIC        CD54ACT112F3A               11
MIL LOGIC       CD4555BF3A              11     MIL LOGIC        CD54ACT138F3A               11
MIL LOGIC       CD4556BF3A              11     MIL LOGIC        CD54ACT139F3A               11
MIL LOGIC       CD4556BF3AS2283         11     MIL LOGIC        CD54ACT151F3A               11
MIL LOGIC       CD4585BF3A              11     MIL LOGIC        CD54AT153F3A                11
MIL LOGIC       CD4724BF3A              11     MIL LOGIC        CD54ACT161F3A               11
MIL LOGIC       CD54AC00F3A             11     MIL LOGIC        CD54ACT163F3A               11
MIL LOGIC       CD54AC00F3AS2283        11     MIL LOGIC        CD54ACT164F3A               11
MIL LOGIC       CD54AC02F3A             11     MIL LOGIC        CD54ACT164F3AS2841          11
MIL LOGIC       CD54AC04F3A             11     MIL LOGIC        CD54ACT174F3A               11
MIL LOGIC       CD54AC04F3AS2283        11     ML LOGIC         CD54ACT191F3A               11
MIL LOGIC       CD54AC05F3A             11     ML LOGIC         CD54ACT193F3A               11
MIL LOGIC       CD54AC08F3A             11     MIL LOGIC        CD54ACT20F3A                11
MIL LOGIC       CD54AC08F3AS2283        11     ML LOGIC         CD54ACT240F3A               11
MIL LOGIC       CD54AC109F3A            11     ML LOGIC         CD54ACT241F3A               11
MIL LOGIC       CD54AC112F3A            11     ML LOGIC         CD54ACT244F3A               11
MIL LOGIC       CD54AC138F3A            11     ML LOGIC         CD54ACT245F3A               11
MIL LOGIC       CD54AC139F3A            11     ML LOGIC         CD54ACT245F3AS2283          11
MIL LOGIC       CD54AC153F3A            11     ML LOGIC         CD54ACT253F3A               11
MIL LOGIC       CD54AC157F3A            11     ML LOGIC         CD54ACT257F3A               11
MIL LOGIC       CD54AC161F3A            11     ML LOGIC         CD54ACT273F3A               11
MIL LOGIC       CD54AC163F3A            11     ML LOGIC         CD54ACT273F3AS2841          11
MIL LOGIC       CD54AC164F3A            11     ML LOGIC         CD54ACT280F3A               11
MIL LOGIC       CD54AC191F3A            11     ML LOGIC         CD54ACT283F3A               11
MIL LOGIC       CD54AC193F3A            11     ML LOGIC         CD54ACT299F3A               11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family          Device                Status   Family           Device                    Status
------          ------                ------   ------           ------                    ------
MIL LOGIC       CD54AC240F3A            11     ML LOGIC         CD54ACT323F3A               11
MIL LOGIC       CD54AC244F3A            11     ML LOGIC         CD54ACT32F3A                11
ML LOGIC        CD54AC244F3AS2283       11     ML LOGIC         CD54ACT32FAS2841            11
MIL LOGIC       CD54AC245F3A            11     MIL LOGIC        CD54ACT373F3A               11
ML LOGIC        CD54AC257F3A            11     MIL LOGIC        CD54ACT374F3A               11
MIL LOGIC       CD54AC257F3AS2283       11     Mil LOGIC        CD54ACT533F3A               11
MIL LOGIC       CD54AC273F3A            11     MIL LOGIC        CD54ACT534F3A               11
MIL LOGIC       CD54ACT540F3A           11     MIL LOGIC        CD54HC238F3A                11
MIL LOGIC       CD54ACT541F3A           11     MIL LOGIC        CD54HC240F3A                11
MIL LOGIC       CD54ACT573F3A           11     MIL LOGIC        CD54HC243F3A                11
MIL LOGIC       CD54ACT574F3A           11     MIL LOGIC        CD54HC244F3A                11
MIL LOGIC       CD54ACT623F3A           11     MIL LOGIC        CD54HC244F3AS2283           11
MIL LOGIC       CD54ACT74F3A            11     MIL LOGIC        CD54HC244F3AS2534           11
MIL LOGIC       CD54ACT86F3A            11     MIL LOGIC        CD54HC245F3A                11
MIL LOGIC       CD54HC00F3A             11     MIL LOGIC        CD54HC245F3AS2283           11
MIL LOGIC       CD54HC00F3AS2283        11     MIL LOGIC        CD54HC245F3AS2534           11
MIL LOGIC       CD54HC00F3AS2534        11     ML LOGIC         CD54HC251F3A                11
MIL LOGIC       CD54HC02F3A             11     MIL LOGIC        CD54HC257F3A                11
MIL LOGIC       CD54HC04F3A             11     MIL LOGIC        CD54HC259F3A                11
MIL LOGIC       CD54HC08F3A             11     MIL LOGIC        CD54HC273F3A                11
MIL LOGIC       CD54HC08F3AS2534        11     MIL LOGIC        CD54HC273F3AS2283           11
MIL LOGIC       CD54HC109F3A            11     MIL LOGIC        CD54HC280F3A                11
MIL LOGIC       CD54HC10F3A             11     MIL LOGIC        CD54HC283F3A                11
MIL LOGIC       CD54HC11F3A             11     MIL LOGIC        CD54HC299F3A                11
MIL LOGIC       CD54HC11F3AS2283        11     MIL LOGIC        CD54HC32F3A                 11
MIL LOGIC       CD54HC123F3A            11     MIL LOGIC        CD54HC32F3AS2283            11
MIL LOGIC       CD54HC123F3AS2283       11     MIL LOGIC        CD54HC32F3AS2534            11
MIL LOGIC       CD54HC125F3A            11     MIL LOGIC        CD54HC354F3A                11
MIL LOGIC       CD54HC126F3A            11     MIL LOGIC        CD54HC365F3A                11
MIL LOGIC       CD54HC132F3A            11     MIL LOGIC        CD54HC366F3A                11
MIL LOGIC       CD54HC132F3AS2283       11     MIL LOGIC        CD54HC367F3A                11
MIL LOGIC       CD54HC138F3A            11     MIL LOGIC        CD54HC373F3A                11
MIL LOGIC       CD54HC138FS2283         11     MIL LOGIC        CD54HC373F3AS2283           11
MIL LOGIC       CD54HC139F3A            11     MIL LOGIC        CD54HC374F3A                11
MIL LOGIC       CD54HC147F3A            11     MIL LOGIC        CD54HC374F3AS2283           11
MIL LOGIC       CD54HC14F3A             11     MIL LOGIC        CD54HC377F3A                11
MIL LOGIC       CD54HC14F3AS2283        11     ML LOGIC         CD54HC393F3A                11
MIL LOGIC       CD54HC154F3A            11     MIL LOGIC        CD54HC40103F3A              11
ML LOGIC        CD54HC157F3A            11     ML LOGIC         CD54HC40103F3AS2283         11
MIL LOGIC       CD54HC158F3A            11     MIL LOGIC        CD54HC40105F3A              11
MIL LOGIC       CD54HC160F3A            11     MIL LOGIC        CD54HC4015F3A               11
MIL LOGIC       CD54HC161F3A            11     MIL LOGIC        CD54HC4015F3AS2283          11
MIL LOGIC       CD54HC162F3A            11     MIL LOGIC        CD54HC4017F3A               11
MIL LOGIC       CD54HC163F3A            11     ML LOGIC         CD54HC4020F3A               11
MIL LOGIC       CD54HC163F3AS2035       11     MIL LOGIC        CD54HC4024F3A               11
MIL LOGIC       CD54HC164F3A            11     MIL LOGIC        CD54HC4024F3AS2283          11
MIL LOGIC       CD54HC165F3A            11     MIL LOGIC        CD54HC4040F3A               11
MIL LOGIC       CD54HC165F3AS2534       11     ML LOGIC         CD54HC4040F3AS2283          11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family          Device                Status   Family           Device                    Status
------          ------                ------   ------           ------                    ------
ML LOGIC        CD54HC166F3A            11     MIL LOGIC        CD54HC4046AF3A              11
ML LOGIC        CD54HC173F3A            11     MIL LOGIC        CD54HC4049F3A               11
MIL LOGIC       CD54HC175F3A            11     MIL LOGIC        CD54HC4050F3A               11
MIL LOGIC       CD54HC175F3AS2035       11     ML LOGIC         CD54HC4050F3AS2283          11
MIL LOGIC       CD54HC175F3AS2283       11     MIL LOGIC        CD54HC4051F3A               11
MIL LOGIC       CD54HC190F3A            11     MIL LOGIC        CD54HC4052F3A               11
MIL LOGIC       CD54HC191F3A            11     ML LOGIC         CD54HC4053F3A               11
MIL LOGIC       CD54HC193F3A            11     MIL LOGIC        CD54HC4053F3AS2283          11
MIL LOGIC       CD54HC194F3A            11     MIL LOGIC        CD54HC4060F3A               11
MIL LOGIC       CD54HC221F3A            11     MIL LOGIC        CD54HC4066F3A               11
MIL LOGIC       CD54HC4094F3A           11     ML LOGIC         CD54HCT138F3AS2534          11
MIL LOGIC       CD54HC4316F3A           11     ML LOGIC         CD54HCT139F3A               11
ML LOGIC        CD54HC4351F3A           11     MIL LOGIC        CD54HCT14F3A                11
MIL LOGIC       CD54HC4511F3A           11     MIL LOGIC        CD54HCT151F3A               11
MIL LOGIC       CD54HC4514F3A           11     MIL LOGIC        CD54HCT154F3A               11
MIL LOGIC       CD54HC4514FR3061        11     MIL LOGIC        CD54HCT157F3A               11
MIL LOGIC       CD54HC4516F3A           11     MIL LOGIC        CD54HCT157F3AS2534          11
MIL LOGIC       CD54HC4520F3A           11     MIL LOGIC        CD54HCT161F3A               11
MIL LOGIC       CD54HC4520F3AS2283      11     MIL LOGIC        CD54HCT163F3A               11
MIL LOGIC       CD54HC4538F3A           11     MIL LOGIC        CD54HCT163F3AS2534          11
MIL LOGIC       CD54HC4538F3AS2283      11     MIL LOGIC        CD54HCT164F3A               11
MIL LOGIC       CD54HC533F3A            11     MIL LOGIC        CD54HCT164F3AS2534          11
MIL LOGIC       CD54HC534F3A            11     MIL LOGIC        CD54HCT165F3A               11
MIL LOGIC       CD54HC540F3A            11     MIL LOGIC        CD54HCT165F3AS2534          11
MIL LOGIC       CD54HC541F3A            11     MIL LOGIC        CD54HCT166F3A               11
MIL LOGIC       CD54HC564F3A            11     ML LOGIC         CD54HCT173F3A               11
MIL LOGIC       CD54HC573F3A            11     MIL LOGIC        CD54HCT173F3AS2534          11
MIL LOGIC       CD54HC574F3A            11     MIL LOGIC        CD54HCT174F3A               11
MIL LOGIC       CD54HC597F3A            11     MIL LOGIC        CD54HCT174F3AS2534          11
MIL LOGIC       CD54HC640F3A            11     MIL LOGIC        CD54HCT175F3A               11
MIL LOGIC       CD54HC646F3A            11     MIL LOGIC        CD54HCT175F3AS2534          11
MIL LOGIC       CD54HC670F3A            11     MIL LOGIC        CD54HCT191F3A               11
MIL LOGIC       CD54HC688F3A            11     MIL LOGIC        CD54HCT193F3A               11
MIL LOGIC       CD54HC688F3AS2283       11     MIL LOGIC        CD54HCT193AS2534            11
MIL LOGIC       CD54HC7266F3A           11     MIL LOGIC        CD54HCT20F3A                11
MIL LOGIC       CD54HC73F3A             11     MIL LOGIC        CD54HCT238F3A               11
MIL LOGIC       CD54HC74F3A             11     MIL LOGIC        CD54HCT240F3A               11
MIL LOGIC       CD54HC74F3AS2283        11     MIL LOGIC        CD54HCT240F3AS2534          11
MIL LOGIC       CD54HC75F3A             11     MIL LOGIC        CD54HCT241F3A               11
MIL LOGIC       CD54HC85F3A             11     ML LOGIC         CD54HCT243F3A               11
MIL LOGIC       CD54HC86F3A             11     MIL LOGIC        CD54HCT244F3A               11
MIL LOGIC       CD54HCT00F3A            11     MIL LOGIC        CD54HCT244F3AS2534          11
MIL LOGIC       CD54HCT02F3A            11     ML LOGIC         CD54HCT245F3A               11
MIL LOGIC       CD54HCT02F3AS2534       11     MIL LOGIC        CD54HCT251F3A               11
ML LOGIC        CD54HCT03F3A            11     MIL LOGIC        CD54HCT257F3A               11
MIL LOGIC       CD54HCT03F3AS2534       11     MIL LOGIC        CD54HCT258F3A               11
MIL LOGIC       CD54HCT04F3A            11     MIL LOGIC        CD54HCT259F3A               11
MIL LOGIC       CD54HCT04F3AS2534       11     MIL LOGIC        CD54HCT273F3A               11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family          Device                Status   Family           Device                    Status
------          ------                ------   ------           ------                    ------
MIL LOGIC       CD54HCT08F3A            11     MIL LOGIC        CD54HCT273F3AS2534          11
MIL LOGIC       CD54HCT08F3AS2534       11     MIL LOGIC        CD54HCT280F3A               11
MIL LOGIC       CD54HCT109F3A           11     MIL LOGIC        CD54HCT283F3A               11
MIL LOGIC       CD54HCT10F3A            11     MIL LOGIC        CD54HCT299F3A               11
MIL LOGIC       CD54HCT10F3AS2534       11     MIL LOGIC        CD54HCT299F3AS2534          11
MIL LOGIC       CD54HCT112F3A           11     MIL LOGIC        CD54HCT30F3A                11
MIL LOGIC       CD54HCT11F3A            11     MIL LOGIC        CD54HCT32F3A                11
MIL LOGIC       CD54HCT11F3AS2534       11     MIL LOGIC        CD54HCT32F3AS2534           11
MIL LOGIC       CD54HCT123F3A           11     MIL LOGIC        CD54HCT365F3A               11
MIL LOGIC       CD54HCT125F3A           11     MIL LOGIC        CD54HCT365F3AS2534          11
MIL LOGIC       CD54HCT132F3A           11     MIL LOGIC        CD54HCT367F3A               11
MIL LOGIC       CD54HCT1373AS2534       11     MIL LOGIC        CD54HCT373F3A               11
MIL LOGIC       CD54HCT138F3A           11     MIL LOGIC        CD54HCT373F3AS2534          11
MIL LOGIC       CD54HCT374F3A           11     MIL LOGIC        JM38510/05605BCA            11
MIL LOGIC       CD54HCT374F3AS2534      11     MIL LOGIC        JM38510/05651BEA            11
MIL LOGIC       CD54HCT377F3A           11     MIL LOGIC        JM38510/05652BEA            11
MIL LOGIC       CD54HCT390F3A           11     MIL LOGIC        JM38510/05653BEA            11
MIL LOGIC       CD54HCT393F3A           11     MIL LOGIC        JM38510/05655BCA            11
MIL LOGIC       CD54HCT40105F3A         11     MIL LOGIC        JM38510/05754BEA            11
MIL LOGIC       CD54HCT4020F3A          11     MIL LOGIC        JM38510/05852BCA            11
MIL LOGIC       CD54HCT4024F3A          11     MIL LOGIC        JM38510/17001BCA            11
MIL LOGIC       CD54HCT4040F3A          11     MIL LOGIC        JM38510/17002BCA            11
ML LOGIC        CDS4HCT4046F3A          11     MIL LOGIC        JM38510/17003BCA            11
MIL LOGIC       CD54HCT4051F3A          11     MIL LOGIC        JM38510/17101BCA            11
MIL LOGIC       CD54HCT4059F3A          11     MIL LOGIC        JM38510/17103BCA            11
MIL LOGIC       CD54HCT4060F3A          11     MIL LOGIC        JM38510/17203BCA            11
MIL LOGIC       CD54HCT4075F3A          11     MIL LOGIC        JM38510/17401BCA            11
MIL LOGIC       CD54HCT4538F3A          11     MIL LOGIC        JM38510/17403BEA            11
ML LOGIC        CD54HCT533F3A           11     MIL LOGIC        JM38510/17504BEA            11
MIL LOGIC       CD54HCT534F3A           11     MIL LOGIC        JM38510/17601BEA            11
MIL LOGIC       CD54HCT541F3A           11
MIL LOGIC       CD54HCT564F3A           11
MIL LOGIC       CD54HCT573F3A           11
MIL LOGIC       CD54HCT574F3A           11
MIL LOGIC       CD54HCT640F3A           11
MIL LOGIC       CD54HCT688F3A           11
MIL LOGIC       CD54HCT74F3A            11
MIL LOGIC       CD54HCT74F3AS2534       11
MIL LOGIC       CD54HCT85F3A            11
MIL LOGIC       CD54HCT86F3A            11
MIL LOGIC       CD54HCU04F3AS2283       11
MIL LOGIC       JM38510/05001BCA        11
MIL LOGIC       JM38510/05003BCA        11
MIL LOGIC       JM38510/05051BCA        11
MIL LOGIC       JM38510/05052BCA        11
MIL LOGIC       JM38510/05053BCA        11
MIL LOGIC       JM38510/05101BCA        11
MIL LOGIC       JM38510/05102BEA        11
MIL LOGIC       JM38510/05151BCA        11
MIL LOGIC       JM38510/05152BEA        11

                               SCHEDULE 6.9(a)(M]
           PRODUCT LISTING BY PART NUMBER BY PRODUCT FAMILY [MILITARY]

Family          Device                Status   Family           Device                    Status
------          ------                ------   ------           ------                    ------
MIL LOGIC       JM38510/05201BCA        11
MIL LOGIC       JM38510/05202BCA        11
MIL LOGIC       JM38510/05204BCA        11
MIL LOGIC       JM38510/05252BCA        11
MIL LOGIC       JM38510/05254BCA        11
MIL LOGIC       JM38510/05302BEA        11
MIL LOGIC       JM38510/05352BEA        11
MIL LOGIC       JM38510/05353BCA        11
MIL LOGIC       JM38510/05503BEA        11
MIL LOGIC       JM38510/05504BEA        11
MIL LOGIC       JM38510/05553BEA        11
MIL LOGIC       JM38510/05554BEA        11
MIL LOGIC       JM38510/05601BEA        11
MIL LOGIC       JM38510/05603BEA        11

                                 SCHEDULE 6.9(c)

                          TERMS AND CONDITIONS OF SALE
                          Effective 7/1/93 (Form TC-1)

                               HARRIS CORPORATION
                              SEMICONDUCTOR SECTOR

Article 1. General

Harris Corporation, Semiconductor Sector ("Seller"), In the interest of processing orders in a prompt, and efficient manner has established this set of Terms and Conditions of Sale to conform to current business and legal requirements. These Terms and Conditions of Sale shall apply to all quotations for Products (as defined in Section 3 below).

Article 2. Scope

Seller's offer to sell as stated herein whether or not in response to Buyer's order is expressly conditioned upon Buyer's acceptance of Seller's Terms and Conditions of Sale. Buyer's taking delivery of all or any part of product is evidence of such assent. Any of Buyer's terms and conditions which are different from or in addition to those contained herein are hereby objected to and of no effect.

Article 3. Definitions

The following terms as used herein are defined as follows: Article 5. Minimum Order Release.

(A) Products include integrated circuits, discrete devices, solid state chips, hybrid circuits, electronic modules containing semiconductors, microprocessors, memory circuits, varistors and optoelectronic devices.

(B) Standard Products are those Products which are manufactured to Seller's specifications for sale to all customers.

(C) Custom or Semicustom Products are those Products manufactured in whole or in part to a specific customer's specifications and identified by a distinctive custom type number.

(D) Developmental Products are those products which have not been manufactured in production quantities or commercially introduced and do not bear a distinctive type number.

Article 4. Prices

(A) Purchase Order - Buyer is required to provide a written Purchase Order to include as a minimum, product, quantity, price and delivery. An EDI equivalent is acceptable. The Seller's order acknowledgement completes the written agreement between the parties.

(B) Billing-Subject to the provisions of sub-paragraph C below:

1. All billings for Standard Products will be at Seller's established prices for the quantities ordered which are in effect on the order receipt date.

2. All billings for Custom or Semicustom Products will be at prices set by competitive award or negotiated with the Buyer.

3. Transportation shall be at Buyer's expense.

(C) Order Scheduling - Orders may be placed for shipment over a period of up to 12 months from the date of order receipt Seller reserves the right to cancel any order for which no release has issued three (3) months from the order receipt date. Seller reserves the right to reject any revision to an existing open purchase order when, in its opinion, any such revision substantially alters the scope of the original order

(D) Price Adjustment - Seller reserves the right to change or withdraw prices at any time for its Products without notice. If Seller's established price for any Standard Product is i) increased, the price in effect prior to the increase will apply to all shipments against orders received prior to the effective date of the increase for a period of 30 days after the effective date of the increase; or ii) decreased, Buyer will be billed at the lower price for all shipments made on or after the effective date of the decrease.

If Buyer fails within 12 months of the order receipt date to release and accept delivery of the quantity of Product upon which the billing price was based, the purchase price will be determined by the quantity actually released and shipped and the Buyer will be billed for any price difference.

(E) Taxes - Unless otherwise specified or required by law, all prices will be quoted and billed exclusive of federal, state and local excise, sales and similar taxes. Such taxes, when applicable, will be billed as separate, additional items on Sellers invoices, unless the Buyer provides Seller with a properly executed tax exemption certificate.

Article 5. Minimum Order Release.

Minimum order and shipping release quantities are defined by product specific minimum line quantities (MLQ's) as listed in the current Harris Cost and Resale or OEM Price List. The MLQ's are multiples of the standard pack. Exceptions to the MLQ requirement must be specifically negotiated between Buyer and Seller. Orders for less than MLQ will be automatically increased to meet minimum requirements. If not in standard pack increment, orders will be changed to standard pack quantities in accordance with previous Seller/Buyer agreements.

Article 6. Delivery, Title and Risks

(A) All sales are F.O.B., freight collect Seller's named shipping point.

(B) Seller reserves the right to make deliveries in installments. Partial shipments will be billed as made and payments therefor are subject to the terms of payment noted below. All delivery indications are estimated and are dependent in part upon prompt receipt of all necessary information to service an order. Seller reserves the right to allocate inventories and production when such allocation becomes necessary. IN NO EVENT WILL SELLER BE LIABLE FOR ANY PREMIUM TRANSPORTATION, REPROCUREMENT, OR OTHER COSTS OR LOSSES INCURRED BY BUYER AS A RESULT OF SELLER'S FAILURE TO DELIVER PRODUCT IN ACCORDANCE WITH INDICATED DELIVERY SCHEDULES.

(C) Seller will endeavor to meet scheduled delivery dates but shall be excused from performance and not be liable for delay in delivery or non-delivery attributable in whole or in part to (i) any cause beyond Seller's reasonable control including but not limited to, act of government, whether in sovereign or contractual capacity, judicial action, war, civil disturbances, insurrection, sabotage, act of a public enemy, labor difficulties or disputes, failure of or delay in delivery by Seller's suppliers or carriers, commercial impracticability (irrespective of conjectural foreseeability at time of contracting), shortages of energy, raw materials, labor, or equipment, inadequate yield of product despite Seller's reasonable efforts, accident, fire, flood, storm or other act of God, or (ii) Buyer's fault or negligence,

(D) Seller may overship or undership quantities by up to three percent (3%) (five percent (5%) in the case of Custom Semicustom or Developmental Products), which shall constitute compliance with Buyer's order, but Buyer shall pay for only the quantity actually delivered, at the applicable extended unit price.

(E) Title and risk of loss or damage to the Products shall pass to Buyer at the time Seller delivers possession thereof to the carrier. Any Products (whether finished or partially completed) held by Seller at Buyer's request beyond scheduled delivery date shall be at Buyer's risk.

(F)Notwithstanding passage of title, Seller reserves and Buyer grams a security interest in and right of repossession of Products until fully paid by Buyer.

Article 7. Modification and Substitution of Goods

Seller may modify the specifications of Products of its own design at any time without notice and may substitute delivery of such Products provided such modification does not in Seller's sole judgment materially affect form, fit or function.

Article 8. Payment

(A) Subject to prior approval and extension of credit by Seller, Buyer shall pay the net invoiced amount in United States currency within thirty (30) days from date of Seller's invoice. Seller reserves the right at any time to withdraw previously approved credit and in such event Buyer shall comply with the new payment terms as a condition for delivery.

(B) Buyer shall make payment without regard to prior inspection of the Products, but Buyer's right of inspection pursuant to this contract shall not be impaired thereby.

Article 9. Warrants

(A) Seller warrants that its Products at the time of shipment by Seller are free from defects in material and workmanship and possess the electrical characteristics as set forth in, and will perform in accordance with the applicable data sheet or agreed upon written specifications when operated within the temperature and all other operating condition limitations set forth therein.

(B) The foregoing shall apply only to failures to meet said warranties which appear and are reported to Seller within one (1) year from the date of shipment, or with respect to unassembled Product in wafer or die form thirty (30) days from the date of shipment.

(C) Seller's warranty does not apply if; and Seller shall have no liability for Products returned by Buyer as to which Seller's examination discovers that: i) the Product has been exposed to unusual or excessive environmental, mechanical, electrical or thermal stress during the course of installation or use; or ii) the absolute maximum ratings are exceeded for any reason including, but not limited to, equipment variations, environment variations, the effects of changes in operating conditions due to variations in device characteristics, improper equipment design, improper device installation or application; or iii) Product malfunction is the result of misuse, abuse, improper Installation or application, alteration, accident, or negligence in use, storage, transportation or handling or if the original identification markings on the Product have been removed, defaced or altered; or iv) Product is "burned in" and/or tested for Buyer by anyone other than Seller unless such procedures have Seller's prior written approval; or v) the Product is classified as other than a commercial production unit, e.g. a design verification unit, sample, preproduction unit, developmental unit, prototype unit, Incomplete (with notice) or "fallout" (i.e. out of specification with notice) unit. All warranty claims are subject to verification by Seller.

(D) The liability of Seller hereunder is solely and exclusively limited to replacement, repair or credit at the purchase price at Seller's option for any Product which is returned by Buyer during the applicable warranty period and which is found by Seller to be subject to adjustment under this warranty.

(E) The foregoing warranties extend to Buyer only, and not to Buyer's customers or to users of Buyer's products. These warranties are the only warranties made by Seller and shall not be enlarged by representations, descriptions, course of dealing, trade usage, rendering of technical advice, service, samples, models, or otherwise.

(F) EXCEPT FOR THE WARRANTY OF TITLE, SELLER MAKES NO OTHER WARRANTIES EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Article 10. Returns and Other Disposition

(A) In order to avoid administrative difficulties that result from unauthorized returns, Buyer shall request a formal Manufacturer's Return Authorization (MRA) from Seller through Seller's Sales Representative office or Customer Return Services before returning Product for any reason. Seller shall not be responsible for packing, inspection or labor costs in connection with the return of Products. Nor shall Seller be responsible for return of any Product without authorization.

(B) Buyer may return the affected Products F.O.B. Seller's plant upon receipt of the MRA from Seller. Buyer must return product with original paperwork. The MRA numbers must be prominently displayed on the outside packing. Returned items should be packaged to prevent damage in transit in original containers, if possible. Buyer shall give Seller a detailed statement of alleged deficiencies and shall otherwise comply with Seller's Instructions contained in the MRA.

(C) Seller shall have no liability for Products returned or otherwise disposed of by Buyer, where Seller is unable to verify the alleged deficiency as provided in Article 9. Such returned Product will be returned to Buyer at Buyer's expense.

Article 11. Patent Indemnity

(A) Subject to the following provisions Seller shall defend any suit or proceeding brought against Buyer insofar as such suit or proceeding is based on a claim that Products manufactured and supplied by Seller to Buyer constitutes direct infringement of any duly issued United States patent and Seller shall pay all damages and costs finally awarded therein against Buyer, provided that Seller (1) is promptly informed and furnished a copy of each communication or notice in connection with such suit or proceeding and the alleged infringement, and (2) is given authority, information and assistance (at Seller's expense) necessary to defend or settle such suit or proceeding. Seller shall not be obligated to defend or be liable for costs and damages for any infringement arising out of i) compliance with Buyer's specifications; ii) any additions to or modifications of the Products by the Buyers; (iii) use of the Products in combination with other goods or with each other after delivery by Seller; or
(iv) use of the Products in a patented process. Seller shall not be obligated to defend or be liable for costs and damages for any suit claiming that the Products infringe a patent in which the Buyer, or any subsidiary or affiliate thereof, has a direct or indirect ownership Interest in such patent.

(B) If any Products manufactured and supplied by Seller to Buyer are held to infringe a United States patent and Buyer is enjoined from using such Products, Seller at its option and expense will either (i) procure for Buyer the fight to continue using such Products free of any liability for patent infringement, or replace such Products with non-infringing but otherwise conforming products, or
(iii) refund the purchase price for any such Products returned by Buyer to Seller.

(C) If a claim of alleged infringement is made prior to completion of delivery by Seller under this contract, Seller may decline to make further shipments without being in breach of this contract, and provided Seller has not been enjoined from selling such Products to Buyer, Seller agrees to supply same to Buyer at Buyer's option whereupon Buyer shall defend and indemnify Seller (on the same basis as would otherwise have been required of Seller to Buyer hereunder) for any continuing infringement arising therefrom subsequent to Buyer's exercise of such option.

(D) If any suit or proceeding is brought against Seller based on a claim that Products manufactured and/or supplied hereunder by Seller constitute direct infringement of any duly Issued United States patent, and such claim arises from any of the reasons in Paragraph A(i) through A(iv) above then Buyer shall defend and indemnify Seller on the same basis as would otherwise have been repaired of Seller to Buyer hereunder.

(E) THE FOREGOING INDEMNITY EXTENDS TO BUYER ONLY AND STATES THE SOLE AND EXCLUSIVE LIABILITY AND REMEDY OF THE PARTIES HERETO FOR PATENT INFRINGEMENT, AND IS IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, IN REGARD THERETO.

Article 12. Termination and Cancellation

DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, LOSS OF USE OF THE PRODUCT, DAMAGE TO ASSOCIATED EQUIPMENT, DOWNTIME OF PLANT OR EQUIPMENT, COST OF SUBSTITUTE EQUIPMENT OR PRODUCTS OR CLAIMS OF BUYER'S CUSTOMERS FOR SUCH DAMAGES.

(A) Buyer shall not terminate, suspend performance under, or issue a `hold' order on this contract in whole or in part without Seller's written consent thereto. Buyer's liability for termination, suspension. or `hold' shall include Seller's charges therefor beyond the price of finished goods delivered and/or held for Buyer's disposition, such charges including but not limited to costs for work in process and other adjustment of the billing price to Seller's established price applicable to the quantity actually delivered plus an amount equal to twenty percent (20%) of the purchase price for the undelivered product.

(B) Buyer may reschedule its order upon written notice to Seller at least 90 days prior to scheduled delivery for Semicustom and Custom Products or 30 days prior to scheduled delivery for Standard Products. Scheduled delivery is defined as the delivery date specified in the Harris Order Acknowledgement column heading "Harris Date". Orders rescheduled with less than the above specified notice may, at Seller's option, be treated as terminated and subject to the termination charges set forth above. Buyer may reschedule an initial order only once.

(C) Neither party shall cancel this contract for breach of any of its provisions by the other party without giving such other party advance written notice thereof and a reasonable time in which to cure the alleged breach, except in the event of (i) insolvency of such other party, or (ii) failure of Buyer to make timely payment. Upon cancellation the parties shall be entitled to rights and remedies available at law or under this contract. except to the extent excluded or limited by this contract.

(D) Seller, without canceling this contract, may decline to make further deliveries hereunder in the event of a breach by Buyer, but should Seller elect to continue delivering despite the breach such action shall not constitute a waiver of Buyer's breach or in any way affect Seller's remedies therefor.

Article 13. Limitation of Buyer's Remedies and Damages

(A) IN NO EVENT SHALL SELLER BE LIABLE TO BUYER OR TO ANY PARTY CLAIMING UNDER BUYER WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE OR OTHERWISE), FAILURE OF A REMEDY TO ACCOMPLISH ITS PURPOSE OR OTHERWISE, FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

(B) The liability of Seller on any claim of any kind, whether based upon breach of contract, warranty, tort (including negligence or otherwise), for any loss or damage arising out of, or resulting from this agreement or from its performance or breach, or from any product furnished hereunder, shall in no event exceed the price of the product which gives rise to the claim. Except as to title, all such liability shall terminate upon the expiration of the applicable warranty period set forth in Article 9 above.

Article 14. Source Inspection; Indemnification; Authorization

(A) Source inspection by Buyer or Buyer's customer shall be subject to Seller's prior authorization and reasonable charges based on Impact thereof on Seller's resources.

(B) Buyer shall indemnify and hold Seller harmless from any and all suits, damages, and expenses for the personal injury (including death) or loss or damage to property of Buyer's employees or agents during or in connection with any visit to Seller's plant regarding this contract.

Article 15. US. Export Laws

Seller's obligations are subject to the export administration and control laws and regulations of the U.S. Government. The Buyer shall comply fully with such laws and regulations in the export, resale or disposition of products.

Article 16. Life Support Indemnity

EXCEPT UPON THE PRIOR EXPRESS WRITTEN APPROVAL OF SELLER'S VICE PRESIDENT AND GENERAL MANAGER, SELLER'S PRODUCTS ARE NOT INTENDED OR AUTHORIZED FOR USE AS COMPONENTS IN ANY (i) LIFE SUPPORT DEVICE OR SYSTEM OR (ii) ANY DEVICE INTENDED FOR SURGICAL IMPLANT INTO THE HUMAN BODY.

Buyer shall indemnify and hold Seller harmless from all liability and costs (Including court costs and attorney's fees) resulting from claims, demands, or actions brought against Seller by anyone on account of any injuries (including death) or property damage caused directly or indirectly from the use of Seller's Products as components in (i) any life support device or system or (ii) any device intended for surgical implant into the human body.

Article 17. Miscellaneous Terms

(A) Buyer shall not assign this contract or any right or interest therein without the prior written consent of Seller

(B) This contract supersedes all previous communications, transactions, and understandings, whether oral, or written, and constitutes the sole and entire agreement between the parties pertaining to the subject matter hereof. No modification or deletion of, or addition to these terms shall be binding on Seller unless made in writing and signed by a duly authorized contracts representative of Seller at Seller's home office.

(C) This contract shall be in all respects governed by the laws of the State of Florida.

(D) The invalidity, In whole or in part of any provision shall not affect the validity or enforceability of any other provision herein.

(E) All orders are subject to acceptance on these Terms and Conditions of Sale at Seller's home office

APPENDIX I - SUPPLEMENTAL FOR U.S. GOVERNMENT END-USE

In addition to the above Terms and Conditions of Sale the following terms and conditions apply to Seller's Products when sold for United States Government end-use. In such cases for custom and semicustom products only, Paragraphs 4B, 4C and 12A shall not apply.

A. CHANGES

The Buyer may at any time, by a written notice, make changes within the general scope of the order, in any one or more of the following (i) drawings, designs or specifications, where the supplies to be furnished are to be specially manufactured for the Government in accordance therewith; (ii) method of shipment or packing; (iii) place of inspection, delivery or acceptance; or (iv) Increase or decrease the quantity ordered. If any such change causes an increase or decrease in the cost of, or the time required for, the performance of any part of the work under the order, whether changed or not changed by any such order, an equitable adjustment shall be made in the price or delivery schedule, or both, and the order shall be modified in writing accordingly.

B. INSPECTION DURING PERFORMANCE

Subject to the limitations set forth in Article 14, all goods shall be subject to Inspection and test at the request of representatives of the Government at all reasonable times and places. For this purpose Seller shall allow authorized Government personnel access to Seller's plant at all reasonable times, and shall furnish such facilities, supplies and services as may reasonably be required for this work.

C. TITLE AND RISK OP LOSS

Except as otherwise provided in the order, (i) Seller shall be responsible for the supplies covered by the order until they are delivered to the F.O.B. point, regardless of the point of inspection; (ii) after delivery to Buyer at his designated delivery point and prior to acceptance by Buyer, the Buyer shall be responsible for the loss or destruction of or damage to the supplies only if such loss, destruction or damage results from the negligence of officers, agents, or employees of the Buyer and (iii) Seller shall bear all risks as to rejected supplies after notice of rejection, except that the Buyer shall be responsible for the loss or destruction of or damage to the supplies if such loss, destruction or damage results from the negligence of officers, agents or employees of Buyer.

D. TERMINATION FOR CONVENIENCE

FAR 52.249-2 is made a part hereof to the extent that such termination is made necessary in whole or in part, by a termination action on the part of the U.S. Government.

E. TERMINATION FOR DEFAULT

In the event of a termination for default pursuant to FAR 52.2498 or 52.249-9. Seller shall have thirty (30) days in which to cure any failure to deliver, make progress or perform. Further, Seller shall have no liability for excess costs.

F. STOP WORK ORDER

(A) The Buyer may at any time, by written notice require Seller to stop all, or any part, of the work called for by the order for a period of 90 days, and for any further period to which Seller, may agree in writing. Within such period the Buyer shall either: (i) cancel the stop work notice, or (ii) terminate the work as provided in the `Termination' clause `E' above.

(B) If a stop work notice Issued under this clause is cancelled or the period of the stop work notice expires, Seller shall resume work. An equitable adjustment shall be made in the price or delivery schedule or both, and the order shall be modified In writing accordingly, if: (i) the stop work notice results in an Increase in the time required for, or in Seller's cost property allocable to, the performance of any part of the order, and (ii) Seller asserts a claim for such adjustment within 60 days after the end of the period of work stoppage; provided that the Buyer may receive and act upon any such claim asserted at any time prior to final payment.

(C) If a stop work notice is not canceled and the work covered by such order is terminated for the convenience of the Government, the reasonable costs resulting from the stop work notice shall be allowed In arriving at the termination settlement.

G. BUYER DELAY OF WORK

If the performance of all or any part of the work is delayed or interrupted by Buyer by failure to act within the time specified or within a reasonable time if no time is specified - and such act is not expressly or through implication authorized by the contract, an adjustment shall be made in the cost of performance of the contract caused by such delay or interruption and the contract modified in writing accordingly. Adjustment will also be made in the delivery or performance dates and any other contractual provisions affected by such delay or interruption.

H. DEFECTIVE PRICING

In the event the price negotiated in connection with any prime contract was increased by any significant amount because Seller's cost or pricing data was not current, accurate and complete on the date certified in the Seller's Certificate of Current Cost or Pricing Data, and Seller is obligated to refund money on the prime contract, the price or cost of the relevant subcontract shall be adjusted to reflect the reduction of Seller's costs, but in no event shall any reduction Include cost, fees or any markups of Buyer.

I. SPECIAL TOOLING

Bum-in boards, masks, and other fabrication and test tooling are considered expendable proprietary items. These items are not deliverable under any subcontract or purchase orders.

J. RIGHTS IN TECHNICAL DATA

Unless otherwise agreed in a written document signed by the parties, no rights in technical data, information, software, or other proprietary data of Seller, Seller's licensors or subcontractors shall be transferred by Seller to Buyer or Buyer's customer.

K. INCORPORATIONS BY REFERENCE

(A) The following clauses set forth in the Federal Acquisition Regulation are incorporated herein by reference:

AUTHORIZATION AND CONSENT
(April 1984)                                                           52.227-1

NOTICE AND ASSISTANCE REGARDING PATENT
AND COPYRIGHT INFRINGEMENT
(April 1984)                                                           52.227-2

EXAMINATION OF RECORDS BY COMPTROLLER
GENERAL
(Feb. 1993)                                                            52.215-1

EQUAL OPPORTUNITY (April 1984)                                         52.222-26

(B) In the following clauses, which are incorporated herein by reference, where necessary to make the context applicable hereto, the term Government or Contracting Officer shall mean Buyer's customer; Contract shall mean Buyer's
Order: and Contractor shall mean Seller

UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED
BUSINESS CONCERNS
(Feb. 1990)                                                            52.219-8
Orders over $10,000

SUBCONTRACTING PLAN FOR SMALL BUSINESS AND SMALL DISADVANTAGED
BUSINESS CONCERNS
(Jan. 1991)                                                            52.219-9
Orders over $500,000

UTILIZATION OF LABOR SURPLUS AREA CONCERNS
(April 1984)                                                           52.220-3
Orders over $25,000

LABOR SURPLUS AREA SUBCONTRACTING PROGRAM
(April 1984)                                                           52.220-4
Orders over $500,000

RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (May 1992)                   225-11

DEFENSE PRIORITY AND ALLOCATION
REQUIREMENTS (Sep. 1990)                                               52.212-8

CONTRACT WORK HOURS AND SAFETY STANDARDS
ACT-OVERTIME COMPENSATION (March 1986)                                 52.222-4

WALSH-HEALEY PUBLIC CONTRACTS ACT (April 1984)                         52.222-20

AFFIRMATIVE ACTION FOR DISABLED VETERANS AND
VETERANS OF THE VIETNAM ERA (April 1984)                               52.222-35

AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (April 1984)                222-36

CLEAN AIR AND WATER (April 1984)                                       52.223-2

LIMITATION OF LIABILITY (April 1984)                                   246-23

                                 Schedule 6.9(d)

         Warranty, Stock Rotation, Ship and Debit, and Product Liability

ITEM                                                QTR 1             QTR 2             QTR 3             QTR 4            TOT YR
----                                                -----             -----             -----             -----            ------

FY'
96
        WARRANTY (C&M)                                 70                49               260               110               489
        STOCK ROTATION                                986               642               632               725             2,985
        (C&M)
        SHIP & DEBIT (C)                            1,050             1,140             1,298             1,805             5,293
        SHIP & DEBIT (M)                              222               297               352               285             1,157

        TOTAL                                       2,328             2,128             2,542             2,925             9,924

FY'
97
        WARRANTY (C&M)                                162               114                43                63               382
        STOCK ROTATION                                614               477               507               490             2,088
        (C&M)
        SHIP & DEBIT (C)                            2,607             2,641             2,922             3,405            11,575
        SHIP & DEBIT (M)                              275               344               227               295             1,140

        TOTAL                                       3,658             3,576             3,698             4,252            15,185

FY'
98
        WARRANTY (C&M)                                 14                49                46               227               336
        STOCK ROTATION                                638               329               464               342             1,773
        (C&M)
        SHIP & DEBIT (C)                            2,975             1,618             1,671               843             7,107
        SHIP & DEBIT (M)                              337               311               318               317             1,283

        TOTAL                                       3,964             2,307             2,499             1,729            10,499

TOTAL FY `96 THROUGH
FY `98
        WARRANTY (C&M)                                246               212               349               400             1,207
        STOCK ROTATION                              2,238             1,448             1,603             1,557             6,846
        (C&M)
        SHIP & DEBIT (C)                            6,568             4,901             5,225             4,973            21,667
        SHIP & DEBIT (M)                            1,662             1,795             1,842             2,417             7,716

        TOTAL                                      10,714             8,356             9,019             9,346            37,436

PRODUCT LIABILITY - No Claims
FY `96 to Date

                                  Schedule 6.11

                        INTENTIONALLY OMITTED FROM BINDER


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